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2026 Notice of Annual Meeting and Proxy Statement

January 27, 2026 | 1:00 p.m. EST

The BD Way

Values
• We do what is right
• We are accountable for outcomes
• We help each other be great
Leadership Expectations
• Be bold and strategic
• Deliver results that matter
• Grow talent
Our Purpose
Advancing the world of health™
BD Excellence Mindset
• Start and end with the customer
• Find and solve problems where the work happens
• Learn and improve everyday

Becton, Dickinson and Company 1 Becton Drive Franklin Lakes, New Jersey 07417-1880 www.bd.com

December 18, 2025
Fellow shareholders:
This year marks the culmination of our BD2025 strategy and the beginning of a bold new vision to Unleash Excellence across BD’s business. We aim to deliver world-class commercial execution, a high-impact innovation pipeline and unmatched quality and supply reliability – all in the service of a new chapter of growth.
Over the past five years, BD has achieved the most prolific period of organic growth in our 128-year history, built and scaled multiple unique high-growth platforms and developed a strong innovation pipeline in attractive end markets. During this period, we became a leader among our peer group in gross and operating margin expansion – driven by the creation and scale of BD Excellence, our lean operating system.
As the capstone of our BD2025 strategy, we announced the agreement to combine our Biosciences and Diagnostic Solutions business with Waters Corp. and the transition of BD to a dedicated medical technology company upon closing. This strategic move simplifies our portfolio and unlocks value for our shareholders through ownership in the new life sciences company. The transaction also enhances our capital allocation framework, with a commitment to allocating at least half of the expected $4 billion cash proceeds for share repurchases with the balance for debt repayment following the closing.
These advances provide momentum as we launch our new growth strategy – Excellence Unleashed – across three strategic priorities:
• Compete – We expect to accelerate growth and drive an exceptional customer experience through world-class commercial capabilities, technologies and a culture of relentless execution.
• Innovate – We will capitalize on our unique position to create and deliver breakthrough innovations in high-growth markets, leveraging the power of AI, robotics and new material science to advance healthcare globally. We will meaningfully increase the value and pace of our pipeline through innovation excellence and investment.
• Deliver – We will deliver exceptional quality, reliable supply and consistent cash flow growth. Operational excellence is our foundation for trust and enables reinvestment in commercial and innovation capabilities.
Our strategy is to achieve excellence everywhere. We are already making progress, including introducing a new vertical business unit operating model to drive greater customer proximity, a relentless focus on commercial excellence, the most impactful pipeline in BD history and record levels for operational efficiency, quality and reliability. The success of our last five years sets the foundation for our ability to raise our standard even higher, create more value and help more patients than ever before.
Thank you for your continued support as we capitalize on the opportunity ahead. I look forward to your participation in the 2026 Annual Meeting of Shareholders.

Sincerely,

Tom Polen
Chairman, Chief Executive Officer and President

2026 Notice of Annual Meeting and Proxy Statement	1

2

Notice of annual meeting of shareholders

Date:	January 27, 2026

Time:	1:00 p.m. Eastern Standard Time

Location:	Virtual Meeting Only: Please visit https://meetnow.global/MFT7Y46

Record Date:	December 8, 2025
The Annual Meeting of Shareholders of Becton, Dickinson and Company, a New Jersey corporation (“BD”), will be held on Tuesday, January 27, 2026, at 1:00 p.m. Eastern Standard Time ("EST")(the “2026 Annual Meeting”). The 2026 Annual Meeting will be held virtually via the Internet, and shareholders can access the 2026 Annual Meeting, vote and submit questions by accessing https://meetnow.global/MFT7Y46 and entering the control number provided in these proxy materials. While you will not be able to attend the 2026 Annual Meeting at a physical location, we designed the format of the virtual 2026 Annual Meeting to ensure that our shareholders who attend the virtual 2026 Annual Meeting will be afforded comparable rights and opportunities to participate as they would at an in-person meeting.
At the 2026 Annual Meeting, shareholders will consider and act upon the following proposals:

1.	The election as directors of the thirteen nominees named in the attached proxy statement for a one-year term

2.	The ratification of the selection of the independent registered public accounting firm

3.	An advisory vote to approve named executive officer compensation

4.	The approval of an amendment to the 2004 Employee and Director Equity-Based Compensation Plan

We will also transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.
Shareholders of record as of the close of business on December 8, 2025 are entitled to notice of and to vote at the 2026 Annual Meeting (or any adjournment or postponement thereof). These proxy materials are being mailed or otherwise sent to shareholders of BD on or about December 18, 2025.
By order of the Board of Directors,
Stephanie Kelly
Chief Securities and Governance Counsel, Corporate Secretary

How To Vote

By Mail	By Telephone	Online

Sign, complete and return the proxy card in the postage-paid envelope provided	1-800-652-8683	www.envisionreports.com/BDX

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on January 27, 2026: BD’s 2026 Proxy Statement and 2025 Annual Report to Shareholders, which includes BD’s consolidated financial statements, are available at www.edocumentview.com/BDX.

2026 Notice of Annual Meeting and Proxy Statement	3

Proxy statement overview
This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.
Proposals to be considered at the 2026 annual meeting

Proposal		Board Recommendation

1.	The election as directors of the thirteen nominees named in the attached proxy statement for a one-year term	FOR each of the nominees for director

2.	The ratification of the selection of the independent registered public accounting firm	FOR

3.	An advisory vote to approve named executive officer compensation	FOR

4.	The approval of an amendment to the 2004 Employee and Director Equity-Based Compensation Plan	FOR

BD is an innovative medtech leader with global reach and scale addressing healthcare’s most pressing challenges

190+ countries served	34B+ devices made annually

$1.2B+ annual research and development investment and four global enterprise R&D centers of excellence	36,000+ active patents

FY25 Revenues by Segment	FY25 Revenues by Region

4

Proxy statement overview
2025 financial performance**

$21.8B Total Revenues	$5.82 Reported EPS $14.40 Adjusted Diluted EPS	~$3.4B Net Cash from Continuing Operations

Executing strategic transformation to unlock value through New BD
BD is taking decisive actions to become a focused, pure-play MedTech leader, with the goal of unlocking significant value for shareholders and positioning the Company for sustainable growth.
•New BD has a deep innovation pipeline in attractive markets such as Biologic Drug Delivery, Advanced Patient Monitoring, Urinary Incontinence, and Advanced Tissue Regeneration, as well as a best-in-class consumables revenue profile of over 90% of total revenue.
•Achieved record fiscal year 2025 revenue of $21.8 billion, GAAP EPS of $5.82 and record adjusted diluted EPS of $14.40**.
•Re-architected our operating model to align commercial teams directly with each business unit, expanded sales force in high-growth markets, and appointed a Chief Revenue Officer to accelerate our initiatives to become a best-in-class commercial organization to deliver incremental growth.
•Launched BD Incada™, an AI-enabled platform that will unify BD device data into one intelligent ecosystem, and our next generation BD Pyxis™ Pro Medication Dispensing platform, that delivers smarter, more secure medication storage, which enables faster access at the point of care.
•Strong momentum with over 25 new product launches across high-growth end-markets as BD 2025 investments advance to market.

BD Excellence continues to drive operational performance
BD Excellence continues to drive strong P&L leverage, enabling reinvestment in innovation and commercial capabilities.
•BD Excellence is driving robust improvements across our manufacturing sites, resulting in improvements in quality, reaching record highs this year driven by a 50% reduction in manufacturing non-conformances, and productivity, up over 8% year-over-year, helping us achieve the lowest CapEx-to-revenue ratio in over a decade.
•Consistently executed on our margin goals in fiscal year 2025, driven by BD Excellence, supporting incremental investments in selling and R&D.

Portfolio optimization and enhanced capital allocation strategy
On track to complete the value-creating combination of Biosciences and Diagnostic Solutions with Waters Corporation (“Waters”) via a tax-efficient Reverse Morris Trust (“RMT”) transaction (the “Waters RMT transaction”), positioning New BD for consistent growth and continued margin momentum, with an enhanced capital allocation framework.
•The Waters RMT Transaction maximizes BD shareholder value by securing a ~39% ownership interest in the combined company and BD’s shareholders proportionate participation in future value-creation initiatives and growth, while continuing to capture benefits from the New BD transformation.
•BD to receive expected transaction cash distribution of ~$4 billion*, with commitment to use at least half of the cash proceeds for share repurchases, with the balance used for debt repayment.
•Returned $2.2 billion dollars to shareholders in fiscal year 2025, through share repurchases and dividends.
•54th consecutive year of dividend increases, extending our long-standing recognition as a member of the S&P 500 Dividend Aristocrats Index, a distinction that reflects the consistency and reliability of our dividend policy.
•Continue to make progress towards ~2.5x net leverage target.

*    Amount of cash distribution subject to adjustment for cash, working capital and indebtedness and, in the event that additional Waters shares are issued to BD shareholders in the Waters RMT transaction, to achieve tax ownership threshold.
**    We refer above to certain financial measures that do not conform to generally accepted accounting principles ("GAAP"). Appendix A to this proxy statement contains reconciliations of these non-GAAP measures to the comparable GAAP financial measures. Financial information presented in the tables reflects BD’s results on a continuing operations basis.

2026 Notice of Annual Meeting and Proxy Statement	5

Proxy statement overview
Sustainability — Together We Advance
BD’s strategic initiative to advance sustainability matters—Together We Advance—was launched in early fiscal year 2022. The Together We Advance initiative focuses on enhancing stewardship of the Company, the planet, communities and human health, which serves as a framework through which BD addresses the most relevant sustainability issues for BD and its stakeholders. BD has made commitments in five areas where we see the most opportunity to create meaningful change over the next decade: environmental stewardship, innovation and product impact, a responsible supply chain, a healthy workforce and community, and transparency. For more information regarding BD's Corporate Sustainability strategy and 2030+ goals, see page 34 and our 2024 Corporate Sustainability Report, which is available at www.bd.com/2024SustainabilityReport. Our 2024 Corporate Sustainability Report is not part of, nor incorporated by reference into, this proxy statement. For additional information regarding our Corporate Sustainability Report, see “Note About Website and Sustainability Reports,” on page 37.

6

Proxy statement overview
Proposals to be considered at the 2026 annual meeting

Proposal 1	Election of directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

A more detailed discussion of this proposal and related disclosures can be found beginning on page 13.

Director Nominee Name	Age	Director Since	Committee Membership
			AC	CHCC	CGNC	QRC*
William M. Brown Chairman and Chief Executive Officer, 3M Company	63	2022
Carrie L. Byington, M.D. Former EVP & Special Advisor, University of California Health	62	2021
R. Andrew Eckert Former Chief Executive Officer, Zelis Inc.	64	2016
Claire M. Fraser, Ph.D. Former Director, Institute for Genome Sciences. University of Maryland School of Medicine	70	2006
Gregory J. Hayes Former Executive Chairman and Chief Executive Officer, RTX Corporation	65	2025
Jeffrey W. Henderson Former Chief Financial Officer, Cardinal Health Inc.	61	2018
Robert L. Huffines Former Global Chair, Investment Banking, J.P. Morgan Chase & Co.	60	2025
Christopher Jones Former Chief Executive Officer, JWT Worldwide	70	2010
Thomas E. Polen Chairman, Chief Executive Officer and President, BD	52	2020
Timothy M. Ring Former Chairman and Chief Executive Officer, C. R. Bard, Inc.	68	2017
Bertram L. Scott Former Chief Executive Officer, Affinity Health Plan	74	2002
Joanne Waldstreicher, M.D. Former Chief Medical Officer, Johnson & Johnson	65	2023
Jacqueline Wright Former Senior Partner, Chief Technology and Platform Officer, McKinsey & Company	65	2025

AC – Audit Committee	Chair
CHCC – Compensation and Human Capital Committee	Member
CGNC – Corporate Governance and Nominating Committee	Independent
QRC – Quality and Regulatory Committee	Lead Director
*    Catherine M. Burzik, the current QRC Chair, has reached the mandatory director retirement age under BD's Governance Principles, and is not standing for re-election at the 2026 Annual Meeting. Joanne Waldstreicher will serve as the new QRC Chair effective upon the conclusion of the 2026 Annual Meeting.

2026 Notice of Annual Meeting and Proxy Statement	7

Proxy statement overview
Nominee snapshot

Tenure	Age
> 10 years	≥ 70 years
5-10 years	61-69 years
< 5 years	≤ 60 years
7.3 years (average director tenure)	64.5 years old (average director age)
Nominee representation
Total Number of Nominees: 13

	Female	Male
Director Nominees	4	9
Number of Director Nominees who identify in Any of the Categories
African American or Black	1	1
Alaska Native or Native American	—	—
Asian	—	—
Hispanic, Latino or Spanish Origin	1	—
Native Hawaiian or Other Pacific Islander	—	—
White	2	8
Other	—	—
Two or More Races or Ethnicities	—	—
Did not Disclose Demographic Background	—	—

8

Proxy statement overview
Governance best practices
BD’s commitment to good corporate governance is embodied in our Statement of Corporate Governance Principles ("Governance Principles"). The Governance Principles set forth the BD Board of Directors’ (the “Board”) views and practices regarding a number of governance topics, and the Corporate Governance and Nominating Committee (the "Governance Committee") assesses the Governance Principles on an ongoing basis in light of current best practices.
The following is a summary of our significant corporate governance practices. A further discussion of our governance practices can be found beginning on page 40.

Corporate Governance Practices

•Annual election of directors
•Majority voting standard for election of directors
•12 out of 13 director nominees are independent
•Robust lead director structure
•Lead Director and Governance Committee Chair conduct annual board self-evaluation
•Rigorous annual board self-evaluation and director renomination process
•Shareholder right to call special meetings
•Proxy access by-law
•Shareholder right to act by written consent
•Restrictions on corporate political contributions
•Annual report of charitable contributions
•Director and executive officer share ownership requirements
•Overboarding policy
•No poison pill
•Active shareholder engagement process
•Mandatory director retirement policy
•Robust director orientation and education process

Proposal 2	Ratification of selection of independent registered public accounting firm

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Ernst & Young LLP (“E&Y”) has been selected by the Audit Committee as the Company’s independent registered public accounting firm (referred to herein as the “independent auditors”) for fiscal year 2026. The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of BD’s independent auditors. Shareholders are being asked to ratify the Audit Committee’s selection of E&Y. If ratification is withheld, the Audit Committee will reconsider its selection.
A representative of E&Y is expected to attend the 2026 Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement.

2026 Notice of Annual Meeting and Proxy Statement	9

Proxy statement overview

Proposal 3	Advisory vote to approve named executive officer compensation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

The Compensation and Human Capital Committee (the "Compensation Committee") believes the primary objective of the BD compensation program is to fully support the strategic business goal of delivering superior long-term shareholder returns through sustained profitable growth. As such, the program is intended to ensure a high degree of alignment between executive pay and the long-term value and financial soundness of BD.
CEO target direct compensation mix

10

Proxy statement overview
Our compensation objectives and practices

	What We Do	What We Don’t Do

Competitive Compensation Program
 Use balanced mix of cash and equity compensation and annual and long-term incentives.
 Have an independent advisor engaged by our Compensation Committee to advise on designing our compensation program and making compensation decisions.
 Benchmark compensation levels and design to support a competitive compensation program.
No employment agreements with our executive officers. Do not follow market practices that are not aligned with the Company's business or talent strategies.

Pay for Performance
 Align executive compensation with the execution of our business strategy by using performance metrics that reward behaviors that support our business objectives and long-term shareholder value.
 Balance performance metrics in our incentive plans so that undue weight is not given to any one metric, and measure performance over annual and multi-year performance periods.
 Large majority of compensation is at-risk and tied to the performance of the Company.
While we emphasize “at risk” pay tied to performance, our program does not encourage excessive risk-taking by management. No guaranteed incentive awards for executive officers.

Strong Compensation Policies
 Robust share retention and ownership guidelines.
 Executive Officer Cash Severance Policy capping cash payments to executives upon termination under new arrangements to 2.99x salary plus bonus.
 “Double-trigger” change in control agreements with our executive officers, and double-trigger vesting provisions for equity compensation awards.
 Clawback policies tied to financial restatements, breaches of restrictive covenants or certain misconduct that goes beyond requirements of NYSE listing standards.
 Pre-established timing for annual equity awards.

 No below market exercise prices or reload provisions for equity awards, and no repricing of equity awards without shareholder approval.
 Prohibition on pledging BD shares or hedging against the economic risk of ownership.
 No excise tax "gross-ups" in our change in control agreements.

The Compensation Discussion and Analysis beginning on page 50 of this proxy statement describes BD’s executive compensation program and the compensation decisions made with respect to our Chief Executive Officer ("CEO") and the other executive officers named in the Summary Compensation Table on page 73.

2026 Notice of Annual Meeting and Proxy Statement	11

Proxy statement overview

Proposal 4	Approval of an amendment to the 2004 employee and director equity-based compensation plan

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

Shareholders are being asked to approve an amendment to the 2004 Employee and Director Equity-Based Compensation Plan (the "2004 Plan") to increase the number of authorized shares available for awards by 3,935,000 shares, from 51,700,000 to 55,635,000. Awards under the 2004 Plan are an important tool used by the Company to attract, retain and motivate associates throughout the BD organization. The Board believes BD must continue to offer equity compensation awards to successfully attract and retain the best possible BD associates.

12

Proposal 1: Election of directors
BD Board members are elected to serve a term of one year and until their successors have been elected and qualified. All of the director nominees have consented to being named in this proxy statement and to serve if elected.
As of the date of this proxy statement, the Board has 14 members, 13 of which are standing for re-election at the 2026 Annual Meeting. Catherine M. Burzik, who has reached the mandatory director retirement age under BD's Governance Principles, is not standing for re-election at the 2026 Annual Meeting. Accordingly, the size of the Board will be reduced to 13 members effective upon the conclusion of the 2026 Annual Meeting.
Other than Gregory J. Hayes, who was elected to the Board in March 2025, and Robert L. Huffines and Jacqueline Wright, who were each elected to the Board in December 2025, all of the nominees were previously elected at the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”).
BD does not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the shares represented by valid proxies will be voted for the election of such other person as the Board may nominate, or the size of the Board may be reduced.
BD directors have a variety of backgrounds, which reflects the Board’s continuing efforts to achieve a mix of viewpoints, insights and perspectives on the Board. As more fully discussed below, director nominees are considered on the basis of a range of criteria, including their business knowledge and background, prominence and reputation in their fields, global business perspective and commitment to strong corporate governance and citizenship. They must also have experience and capability that is relevant to the Board’s oversight of BD’s business and affairs. Each nominee’s biography includes the particular experience and qualifications that led the Board to conclude that the nominee should serve on the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

2026 Notice of Annual Meeting and Proxy Statement	13

Proposal 1: Election of directors
Director nominees—skills and experience
The table below summarizes the key qualifications, skills, and attributes of the director nominees that served as the basis for the Board's decision to nominate these individuals for election.

Skills & Experience
Public Company CEO Prior experience as the chief executive officer of a publicly-traded company.
Financial Acumen and Expertise Experience in financial accounting/reporting and corporate finance.
Healthcare Industry Knowledge of or experience in an industry involving healthcare and medical products and services.
Research, Development & Innovation Experience with the innovation, design and development of new products and services, or expertise in a scientific or technological field.
Healthcare Insurance & Reimbursement Experience with the administration of medical care reimbursement programs.
Integrated Health Delivery System Prior executive or senior management position with an organization that owns and operates a network of one or more healthcare facilities.
Healthcare Regulatory or Public Policy Experience with healthcare regulatory schemes and public policies that promote public well-being.
Corporate Governance Knowledge of or experience with the rules, practices, and processes used to direct and manage a company.
International Business Leadership position at an organization that operates internationally.
Shareholder Relations/Institutional Investor Experience Leadership position involving interacting with public company investors or investing on behalf of other parties.
Product Quality & Safety Experience in product quality control and safety systems.
Global Operations & Supply Chain
Experience with the global relationships and activities required to manufacture goods and maximize overall supply chain efficiency, including the sourcing of raw materials and vendor management.

Corporate Sales and Marketing Experience with go-to-market strategies and marketing of an organization’s products and services.
Digital & Cybersecurity Experience in the use and deployment of information technology to facilitate business objectives, including cybersecurity and data privacy.
Attributes
Independent

14

Proposal 1: Election of directors
Director nominees
William M. Brown | 63
Chairman and Chief Executive Officer, 3M Company

Director since: 2022 Independent: Yes Committees: •Compensation and Human Capital •Corporate Governance and Nominating
Skills and experience
As a veteran chief executive officer, Mr. Brown brings substantial strategic, financial, operational and innovation expertise to the BD Board, along with a strong corporate governance background and experience in domestic and international business.
Professional background
•Chairman of 3M Company, since March 2025 and Chief Executive Officer, since May 2024.
•Served as Executive Chair of L3Harris Technologies, from June 2021 to June 2022, having served as Chairman and Chief Executive Officer, from July 2019 to June 2021.
•Previously served as Chair, President and Chief Executive Officer of Harris Corporation until its 2019 merger with L3 Technologies. Mr. Brown joined Harris Corporation in November 2011 as President and Chief Executive Officer and was appointed Chair in April 2014.
•Prior to that, Mr. Brown served in a variety of leadership roles over 14 years at United Technologies Corporation (“UTC”), including Senior Vice President of Corporate Strategy and Development and President of UTC, Fire & Safety.
Public directorships
•3M Company (Chairman and CEO)
Former public directorships (last 5 years)
•Celanese Corporation (Lead Director)
•L3Harris Technologies, Inc. (Executive Chair)

Carrie L. Byington, M.D. | 62
Former EVP & Special Advisor, University of California Health

Director since: 2021 Independent: Yes Committees: •Audit •Quality and Regulatory
Skills and experience
Dr. Byington provides the BD Board with extensive knowledge and perspective regarding the integrated delivery of healthcare services as a result of her leadership positions at some of the nation’s largest health systems. Dr. Byington also possesses strong executive management skills and strategic planning experience, as well as expertise in clinical practice, infectious diseases and diagnostic systems.
Professional background
•Serves as Professor at University of California, San Diego, since 2024.
•Served as Special Advisor to the President of University of California Health, the largest public academic healthcare system in the United States, from 2023 to 2024.
•Served as Executive Vice President of University of California Health, from 2019 to 2023.
•Previously served as Dean of the College of Medicine, Senior Vice President for Health Sciences for Texas A&M University, and Vice Chancellor for Health Services for Texas A&M System, from 2017 to 2019.
•Previously served as faculty of the University of Utah, from 1995 to 2016, serving in multiple leadership roles, including as Director and Principal Investigator, Center for Clinical and Translational Science at University of Utah Health, from 2015 to 2016.

2026 Notice of Annual Meeting and Proxy Statement	15

Proposal 1: Election of directors
R. Andrew Eckert | 64
Former Chief Executive Officer, Zelis Inc.

Director since: 2016 Independent: Yes Committees: •Compensation and Human Capital (Chair) •Audit
Skills and experience
Mr. Eckert is a leader in the growing field of healthcare information technology, with extensive experience as an executive officer of several healthcare companies. He also brings to the BD Board a deep knowledge of operations, strategic planning, product development and marketing, and has valuable corporate governance insight gained from having served as chief executive officer and board member of public companies.
Professional background
•Serves as a Senior Advisor to Permira, a global private equity firm, since 2023.
•Serves as Board Chairman of Lytx, Inc., a technology company that designs, manufactures and sells video telematics products, since July 2025, after joining the Board of Directors in December 2024, and served as Interim Chief Executive Officer, from December 2024 to June 2025.
•Served as Chief Executive Officer of Zelis Inc., a provider of healthcare cost management and payments solutions, from 2020 to 2021.
•Previously served as President and Chief Executive Officer of Acelity L.P. Inc., a global wound care company, from 2017 until the sale of the company in October 2019.
•Previously served as the Chief Executive Officer of Valence Health, Inc., a healthcare information technology and services company, from 2015 until the sale of the company in October 2016.
•Previously served as Chief Executive Officer of TriZetto Corporation, a payer technology solutions firm, until the sale of the company in November 2014.
Public directorships
•Maravai Lifesciences Holdings, Inc. (Board Chairman)
Former public directorships (last 5 years)
•Fortrea Holdings Inc. (Lead Director)
•Varian Medical Systems, Inc.

16

Proposal 1: Election of directors
Claire M. Fraser, Ph.D. | 70
Former Director, Institute for Genome Sciences and Professor of Medicine and Microbiology and Immunology, University of Maryland School of Medicine

Director since: 2006 Independent: Yes Committees: •Compensation and Human Capital •Corporate Governance and Nominating
Skills and experience
Dr. Fraser is an internationally recognized scientist who contributes to the BD Board a strong background in genomics, infectious diseases and molecular diagnostics, including the development of novel diagnostics and vaccines. She also brings considerable managerial experience, having established and led two large research institutes for over 30 years, and through her experience as a director of several biotechnology companies and non-profit organizations.
Professional background
•Served as Director of the Institute for Genome Sciences and Professor of Medicine and Microbiology and Immunology at the University of Maryland School of Medicine, from 2007 to 2024.
•Previously served as President and Director of The Institute for Genomic Research, a not-for-profit research organization engaged in human and microbial genomics studies, from 1998 to 2007.
•Previously served as Chair of the Board and a Director of the American Association for the Advancement of Science, and is a member of the National Academy of Sciences and National Academy of Medicine.
•Previously served as a Director of Ohana Biosciences Inc. and Helicos Biosciences Corp.
Public directorships
•Seres Therapeutics, Inc.

Gregory J. Hayes | 65
Former Executive Chairman and Chief Executive Officer, RTX Corporation

Director since: 2025 Independent: Yes Committees: •Audit •Compensation and Human Capital
Skills and experience
Mr. Hayes brings to the BD Board extensive executive experience, including leadership of large and complex businesses undergoing transformative initiatives, strong financial, strategic, operational and transactional expertise and significant international experience from his service in a variety of C-suite and other senior executive roles during his over 30-year career. He also brings valuable corporate governance experience from his service as a board member of public companies.
Professional background
•Serves as a Special Advisor to the Chief Executive Officer of RTX Corporation, an aerospace and defense company, from May 2025 and has agreed to serve in this capacity until January 2026.
•Served as Executive Chairman and Chief Executive Officer of RTX Corporation, from March 2023 to April 2025.
•Previously served as Chairman, President and Chief Executive Officer of Raytheon Technologies Corporation, from June 2021 to February 2023, and as President, Chief Executive Officer and Board of Directors member, from April 2020 to June 2021.
•Previously served as Board Chairman of United Technologies Corporation (“UTC”), a former conglomerate that owned and operated various aerospace, elevator and climate-control businesses, from 2016 to 2020, Chief Executive Officer, from 2014 to 2016, and Chief Financial Officer, from 2008 to 2014. Following the April 2020 spin-off of the non-aerospace businesses to its shareholders, UTC merged into Raytheon Technologies Corporation and the combined company was subsequently renamed RTX Corporation.
Public directorships
•Phillips 66 Company
Former public directorships (last 5 years)
•RTX Corporation

2026 Notice of Annual Meeting and Proxy Statement	17

Proposal 1: Election of directors
Jeffrey W. Henderson | 61
Former Chief Financial Officer, Cardinal Health Inc.

Director since: 2018 Independent: Yes Committees: •Audit (Chair) •Compensation and Human Capital
Skills and experience
Mr. Henderson is an experienced healthcare executive who brings to the BD Board a deep knowledge of the industry, along with strong financial, strategic and operational expertise and significant international experience. Mr. Henderson also brings valuable corporate governance experience from his service as a board member of public companies.
Professional background
•President of JWH Consulting LLC, a business and investment advisory firm focused primarily on the healthcare industry, since 2017.
•Previously served as an Advisory Director to Berkshire Partners LLC, a private equity firm, from September 2015 to December 2019.
•Previously served as Chief Financial Officer of Cardinal Health Inc., a global healthcare products and services company, from 2005 to 2014.
•Held multiple positions at Eli Lilly and General Motors, including international positions, prior to joining Cardinal Health.
Public directorships
•Qualcomm, Inc.
•Halozyme Therapeutics, Inc. (Non-Executive Board Chair)
Former public directorships (last 5 years)
•FibroGen, Inc.

Robert L. Huffines | 60
Former Global Chair, Investment Banking, J.P. Morgan Chase & Co.

Director since: 2025 Independent: Yes Committees: •Audit •Corporate Governance and Nominating
Skills and experience
Mr. Huffines is an experienced healthcare executive who brings to the BD Board more than 30 years of experience advising healthcare companies on strategy, mergers and acquisitions, divestitures and financing. Mr. Huffines also brings knowledge of, and experience in, the healthcare industry and the leadership skills and perspectives gained as an executive of one of the largest financial services firms in the world.
Professional background
•Served as Global Chair, Investment Banking of J.P. Morgan Chase & Co., a leading global financial services firm, from February 2017 to May 2024.
•Held multiple positions at J.P. Morgan Chase & Co., including Vice Chairman and Co-Chair, Global; Strategic Advisory Council, from 2011 to February 2017, Co-Head, Global Healthcare Investing Banking, from 2002 to 2010 and positions in Healthcare Mergers and Acquisitions and Healthcare Industry Groups, from 1991 to 2002.
•Previously served in various investment banking and advisory positions at Alex Brown & Sons, the first U.S. investment bank and now a division of Raymond James Financial, Inc. from 1987 to 1990.
•Serves on the board of directors of Nextech Invest, Eikon Therapeutics and The Hastings Center for Biomedical Ethics.
Public directorships
•Insulet Corporation
Former public directorships (last 5 years)
•Walgreens Boots Alliance

18

Proposal 1: Election of directors
Christopher Jones | 70
Former Chief Executive Officer, JWT Worldwide

Director since: 2010 Independent: Yes Committees: •Audit •Corporate Governance and Nominating (Chair)
Skills and experience
Mr. Jones brings to the BD Board an important international perspective based on his distinguished career as a marketing leader and head of a global marketing firm. He offers substantial marketing, strategic and managerial expertise derived from his broad range of activities in the field.
Professional background
•Served as Chief Executive Officer of JWT Worldwide (previously known as J. Walter Thompson), an international marketing firm, from 1996 to 2001.
•Serves as The Pew Charitable Trusts Board of Trustees Chair and Nardello & Co. Advisor and Board of Directors member.
•Serves as Board Chair of Newrotex Ltd.

Thomas E. Polen | 52
Chairman, Chief Executive Officer and President, BD

Director since: 2020 Independent: No Committees: None
Skills and experience
Mr. Polen has spent over 20 years with BD in a number of capacities of increasing responsibility, including oversight responsibility for all of BD's business segments, global research and development, innovation, operations and the commercial organization of BD's Americas region. Mr. Polen brings to the BD Board extensive industry experience and business expertise, particularly in the areas of strategy and innovation, marketing, technology and in-depth knowledge of BD’s businesses and served markets.
Professional background
•Serves as BD's Chairman, since April 2021, Chief Executive Officer, since February 2020, and President, since April 2017.
•Previously served as BD’s Chief Operating Officer, from October 2018 to January 2020.
•Previously served as BD’s Executive Vice President and President of BD’s Medical Segment, from October 2014 to April 2017.
Former public directorships (last 5 years)
•Walgreens Boots Alliance

2026 Notice of Annual Meeting and Proxy Statement	19

Proposal 1: Election of directors
Timothy M. Ring | 68
Former Chairman and Chief Executive Officer, C. R. Bard, Inc.

Director since: 2017 Independent: Yes Committees: •Audit •Quality and Regulatory
Skills and experience
Mr. Ring contributes to the BD Board deep expertise resulting from his 20 years of experience in various leadership positions at C. R. Bard, including as Chairman and Chief Executive Officer. Mr. Ring's expertise covers many facets of business, including strategy, product development, financial matters and international operations, and he has extensive experience in the healthcare industry.
Professional background
•Served as C. R. Bard’s Chairman and Chief Executive Officer, from 2003 until 2017, when it was acquired by BD.
•Co-founder of TEAMFund, Inc., an impact fund focused on delivering medical technology to sub-Saharan Africa and India.
Public directorships
•Quest Diagnostics Incorporated (Lead Director)

Bertram L. Scott | 74
Former Chief Executive Officer, Affinity Health Plan

Director since: 2002 Independent: Yes Committees: •Compensation and Human Capital •Quality and Regulatory
Skills and experience
Mr. Scott adds strong strategic, operational and financial experience to the BD Board from the variety of executive roles in which he has served during his career. He also brings experience in corporate governance and business expertise in the insurance and healthcare fields.
Professional background
•Served as Senior Vice President of Population Health of Novant Health, a network of physician clinics, outpatient centers and hospitals, from 2015 to 2019.
•Previously served as President and Chief Executive Officer of Affinity Health Plan, a health insurance plan provider, and as President, U.S. Commercial of CIGNA Corporation, a health insurance plan provider.
•Previously served as Executive Vice President of TIAA-CREF and as President and Chief Executive Officer of TIAA-CREF Life Insurance Company.
Public directorships
•Dollar Tree, Inc.
•Equitable Holdings, Inc. and certain wholly-owned subsidiaries
•Lowe’s Companies, Inc.
Former public directorships (last 5 years)
•AllianceBernstein L.P./AllianceBernstein Holding L.P.

20

Proposal 1: Election of directors
Joanne Waldstreicher, M.D. | 65
Former Chief Medical Officer, Johnson & Johnson

Director since: 2023 Independent: Yes Committees: •Corporate Governance and Nominating •Quality and Regulatory
Skills and experience
Dr. Waldstreicher brings to the BD Board over 30 years of experience in clinical and strategic leadership roles, with an emphasis on clinical development, product development strategy, safety and regulatory affairs.
Professional background
•Serves as faculty affiliate at New York University School of Medicine, Department of Population Health, Division of Medical Ethics.
•Served as Chief Medical Officer of Johnson & Johnson (J&J), a pharmaceutical company, from 2012 to 2023.
•Previously served as Chief Medical Officer of Janssen Pharmaceutical Research and Development, a division of J&J, from 2009 to 2012. Prior to that, Dr. Waldstreicher served as Vice President and Senior Vice President of Global Drug Development at Janssen, from 2002 to 2009.
•Prior to J&J, she led endocrinology and metabolism clinical research at Merck Research Laboratories.
Public directorships
•Structure Therapeutics, Inc.

Jacqueline Wright | 65
Senior Partner, Chief Technology and Platform Officer, McKinsey & Company

Director since: 2025 Independent: Yes Committees: •Audit •Compensation and Human Capital
Skills and experience
Ms. Wright brings to the BD Board extensive digital transformation experience with leadership expertise in the areas of cybersecurity, technology advancement and the development of key customer experiences across multiple technology platforms.
Professional background
•Served as Senior Partner, Chief Technology and Platform Officer of McKinsey & Company, a global management consulting firm, from November 2022 to September 2025.
•Previously served as Corporate Vice President and Chief Digital Officer, U.S. Business of Microsoft Corporation, a multinational technology company, from November 2019 to November 2022.
•Previously served as Chief Digital and Information Officer for HM Revenue & Customs, the United Kingdom government tax department under a secondment agreement, from October 2017 to November 2019.
•Previously served in various roles at Microsoft Corporation, including Corporate Vice President, IT Strategic Enterprise Services and Corporate Vice President, Core Services Engineering Platform, from September 2011 to October 2017.
•Previously served in chief information officer roles for multiple large companies, including BP plc and General Electric Company.
•Serves on the board of directors for Russell Reynolds Associates, Inc. and Frasers Group plc.
Former public directorships (last 5 years)
•Exelixis Inc.
•nVent Electric plc

2026 Notice of Annual Meeting and Proxy Statement	21

Proposal 1: Election of directors
Board refreshment, nomination and representation
Our Board members have strong track records of success in business, finance, healthcare and value creation, along with deep management experience that helps guide BD’s strategy. The Board believes sustaining the right mix of skills and experiences on the Board is crucial to BD’s continued success. Therefore, the Board regularly performs self-assessments and conducts a robust director renomination process to ensure it continues to be a source of competitive advantage for BD.
BD’s board evaluation and nomination process includes three essential stages:

Evaluation of Board Composition	è	Assessment of Individual Directors	è	Nomination of Directors

The Board’s self-evaluation process, which the Lead Director and the Governance Committee Chair conducts, is used to identify and assess potential gaps in the key skills and experience required to support BD’s current strategic interests. In addition, the Governance Committee undertakes a robust review prior to recommending the renomination of any sitting director, including their effectiveness during the past year, their outside time commitments, their tenure on the Board, and the needs of the Board going forward in the context of BD’s strategy. Our Governance Principles state that Board members should not expect that, once elected, they will necessarily be renominated to the Board.
The Board seeks to have a mix of long-, mid- and short-tenured directors to ensure a balance of views and insights. When reviewing its composition, the Board balances the benefits it receives from the knowledge and understanding of our complex businesses that directors gain from longer-term service with the need to bring fresh ideas and perspectives to the Board through the addition of new directors.
Board self-evaluation process
The Board believes a rigorous self-evaluation process is important to the ongoing effectiveness of the Board. Each year, the Lead Director and Governance Committee Chair conduct a self-evaluation of the Board's performance that allows directors to provide individual feedback on the Board’s composition, culture, committee structure, relationship with management, meeting agendas, oversight of strategy and risk, and other Board-related topics. The results of the self-evaluation are presented by the Governance Committee Chair to the full Board. As part of the evaluation, the Board assesses the progress in the areas targeted for improvement from the prior year evaluation, and develops actions to be taken to enhance the Board’s effectiveness over the next year.
The Board believes it is important to periodically obtain an outside perspective on the Board’s overall composition, functioning and effectiveness, and seeks to have its annual self-evaluation facilitated by an independent outside consultant experienced in board and governance practices at least once every three years. The Board engaged such a consultant in 2021 and 2024, and the next consultant facilitated self-evaluation is scheduled for 2027.
The Board has made several enhancements to its practices as a result of its self-evaluation processes, including improvements to our annual director renomination process, rotations of committee chairs and committee composition, and improvements in the conduct of Board meetings. In particular, as a result of its most recent annual review of Board composition and recognizing the need for fresh perspectives, the Board has added three new independent directors in 2025.

22

Proposal 1: Election of directors

All three individuals added to BD’s Board since 2025 bring key skills and experience

Relevant experience adding to the Board’s oversight and guidance capacity

Gregory J. Hayes	Former Executive Chairman and CEO, RTX Corporation	Substantial strategic, financial, operational and transactional expertise, along with a strong corporate governance background and experience in domestic and international business

Robert L. Huffines	Former Global Chair, Investment Banking, J.P. Morgan Chase & Co.	Substantial experience advising healthcare companies on strategy, mergers and acquisitions, divestitures and financing and knowledge of the healthcare industry

Jacqueline Wright	Former Senior Partner, Chief Technology and Platform Officer, McKinsey & Company
Extensive digital transformation experience with leadership expertise in the areas of cybersecurity, technology advancement and the development of key customer experiences across multiple technology platforms

The Board also believes that an important aspect of refreshment is rotation of board leadership positions and committee composition. In December 2025, the Board elected Robert L. Huffines and Jacqueline Wright as directors. Mr. Huffines became a member of the Audit Committee and the Governance Committee and Ms. Wright became a member of the Audit Committee and the Compensation Committee. Effective at the conclusion of the 2026 Annual Meeting, the Board will make a number of changes in this regard, including:
•Appointing R. Andrew Eckert as the Board's Lead Director,
•Electing Christopher Jones as chair of the Compensation and Human Capital Committee,
•Electing R. Andrew Eckert as chair of the Governance Committee,
•Electing Joanne Waldstreicher as chair of the Quality and Regulatory Committee, and
•Making other changes in the composition of some of its committees which will be reflected on BD’s website after the 2026 Annual Meeting.
Director representation
Diversity of thought has long been a core value of BD. BD seeks to have its Board composed of directors that collectively possess a wide range of relevant business and financial expertise, industry knowledge, management experience and prominence in areas of importance to BD. The Board believes having Board members with a mix of differing viewpoints, insights and perspectives is critical to board effectiveness. Representation, such as this, is an important element in achieving the broad range of perspectives that the Board seeks among its members, and is also important for modeling the inclusive culture at BD. To that end, consideration of the overall representation of experience of our Board remains an important factor in Board succession planning and director recruitment and the Board continually identifies opportunities to address the representation of its members where appropriate.

2026 Notice of Annual Meeting and Proxy Statement	23

Proposal 1: Election of directors
Director nomination process
Role of the Governance Committee

1 Review of the Composition of the Board	The Governance Committee reviews potential director candidates and recommends director nominees to the full Board for its consideration based on the Board's assessment of the overall composition of the Board.

2 Consideration of Referrals from Various Sources	It is the Governance Committee’s policy to consider referrals of prospective director nominees from Board members and management, as well as shareholders and other external sources, such as retained third-party search firms. The Governance Committee seeks to identify a range of highly-qualified candidates, and utilizes the same criteria for evaluating candidates, irrespective of their source.

3 Consideration of Director Qualifications
When considering potential director candidates, the Governance Committee will seek individuals with backgrounds and qualities that, when combined with those of BD’s other directors, provide a blend of skills and experience that will further enhance the Board’s effectiveness. As provided under our Governance Principles, the Governance Committee believes that any director nominee that it recommends must meet the following minimum qualifications:
•Candidates should be persons of high integrity who possess independence, forthrightness, inquisitiveness, good judgment and strong analytical skills.
•Candidates should demonstrate a commitment to devote the time required for Board duties, including, but not limited to, attendance at meetings. In this regard, when evaluating director candidates (including the renomination of incumbent directors), the Governance Committee will take into consideration, among other things, the director candidate’s existing time commitments, such as service on other public or private company boards (including chairman/lead director or other leadership positions on public company boards) or not-for-profit boards or with a government or advisory group. See "Director Outside Affiliations" on page 41 for a further discussion of the Governance Committee's review of director candidate’s outside time commitments and affiliations.
•Candidates should be team-oriented and committed to the interests of all shareholders as opposed to those of any particular constituency.

4 Assessment and Nomination of Candidates
The Governance Committee assesses the characteristics and performance of incumbent director nominees against the above criteria as well, and, to the extent applicable, considers the impact of any change in the principal occupations of such directors during the last year. Upon completion of its assessment, the Governance Committee reports its recommendations for nominations to the full Board.

In March 2025, the Board elected Gregory J. Hayes to the Board and in December 2025, the Board elected Robert L. Huffines and Jacqueline Wright. Messrs. Hayes and Huffines and Ms. Wright were identified by a third-party search firm. The third-party search firm assisted the Governance Committee by identifying a pool of potential director candidates based on the specifications provided by the Governance Committee, as well as evaluated the director candidate recommended by Company management. Such firm also reviewed the potential director candidates with the Governance Committee, performed outreach to director candidates selected from the pool to assess interest and availability, conducted reference checks and arranged director candidate interviews with Governance Committee members and our CEO. Prior to a given director candidate’s election, such director candidate met with the other Board members. The search firm also performed a background check on each director candidate in advance of the Governance Committee’s final recommendation to the Board.

24

Proposal 1: Election of directors
Shareholder recommendations
To recommend a director candidate for consideration by the Governance Committee, a shareholder should submit a written statement of the qualifications of the proposed nominee, including full name and address, to the Corporate Secretary, Becton, Dickinson and Company, 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880. The Governance Committee evaluates shareholder recommendations using the same process it follows for other director candidates. Recommendations do not constitute director candidate nominations, which must meet our by-law requirements. The Governance Committee may request such additional information as it deems appropriate.
Proxy access nominations
BD has a “proxy access” by-law, which permits eligible shareholders to nominate director candidates for inclusion in BD’s proxy statement and proxy card. Our proxy access by-law provides that a shareholder (or a group of up to 20 shareholders) owning 3% or more of BD’s outstanding common stock for at least three years can nominate up to two individuals or 20% of the Board, whichever is greater, for election at an Annual Meeting of Shareholders, subject to the relevant requirements in our By-Laws.
Board leadership structure
The Board seeks to achieve the best board leadership structure for the effective oversight of BD’s affairs and believes there is no single, generally accepted approach to providing effective board leadership. The Board believes its risk management processes are well-supported by the current Board leadership structure. The Board believes that the decision as to whether the positions of Chairman and CEO should be combined or separated, and whether an executive or an independent director should serve as Chairman if the roles are split, should be based upon the particular circumstances facing BD. Maintaining a flexible policy allows the Board to choose the leadership structure that best serves the interests of the Company and its shareholders at any particular time. Currently, the Board believes that combining the roles of CEO and Chairman is in the best interest of BD and its shareholders. The Board believes Mr. Polen’s over 20 years of experience at BD and knowledge of our complex businesses makes him uniquely qualified to lead the Board on the most important issues facing BD. The combined roles also allow Mr. Polen to speak for and lead BD and the Board, and creates the clear lines of authority, accountability and leadership necessary to execute BD’s strategy.
The lead director’s role
The Governance Principles provide for the appointment of a Lead Director from among the Board’s independent directors whenever the Chairman is not independent. The Lead Director role allows the non-management directors to provide effective, independent Board leadership and oversight of management.
R. Andrew Eckert was selected by his fellow independent directors to serve as Lead Director effective at the conclusion of the 2026 Annual Meeting, replacing Bertram L. Scott, who has served as Lead Director since 2022.
As Lead Director, Mr. Eckert will have the following responsibilities under the Governance Principles. He may also perform other functions or duties as requested by the Board.
•Presides over all Board meetings at which the Chairman is not present, including executive sessions of the non-management directors, and at such other times as the Board deems appropriate.
•Possesses authority to call meetings of the independent directors.
•Consults on and approves Board meeting agendas and information provided to the Board.
•Consults on and approves Board meeting schedules to ensure there is sufficient time for discussion of all agenda items.
•Coordinates with the Governance Committee Chair to perform the annual self-evaluation performance of the Board.
•Coordinates with the Compensation Committee Chair to perform the annual performance evaluation of the Chief Executive Officer by the non-management directors.
•Serves as a liaison between the non-management directors and the Chairman, and as a contact person to facilitate communications by BD’s employees, shareholders and others with the non-management directors.
•If requested by major shareholders, ensures availability for consultation and direct communication.

2026 Notice of Annual Meeting and Proxy Statement	25

Corporate governance
The Board and committees of the Board
The Board has established four operating committees (the “Committees”) that meet regularly: the Audit Committee; the Compensation Committee; the Governance Committee; and the Quality and Regulatory Committee (the “QRC”). The Board has also established an Executive Committee that meets only as needed.

Governance Materials
The following materials related to corporate governance at BD are available at investors.bd.com/corporate-governance.
•Governance Principles
•Charters of the Audit Committee, Compensation Committee, Governance Committee, QRC, and Executive Committee
Printed copies of these documents, BD’s 2025 Annual Report on Form 10-K, and BD’s reports and statements filed with or furnished to the SEC may be obtained, without charge, by contacting the Corporate Secretary, Becton, Dickinson and Company, 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880; telephone 201-847-6800.

Committee membership and function
Set forth below are each of the Committee members and a summary description of each Committee’s areas of oversight.
Audit Committee

FY 2025 Members Jeffrey W. Henderson (Chair) Carrie L. Byington, M.D. R. Andrew Eckert Gregory J. Hayes Christopher Jones Timothy M. Ring FY 2025 Meetings: 10
Principal Responsibilities:
•Retains and reviews the qualifications, independence and performance of BD’s independent auditors.
•Reviews BD’s public financial disclosures and financial statements, and its accounting principles, policies and practices; the scope and results of the annual audit by the independent auditors; BD’s internal audit process; and the integrity of BD’s internal control over financial reporting.
•Reviews BD’s guidelines and policies relating to enterprise risk assessment and management, including financial risk and cybersecurity and data privacy risk exposures.
•Oversees BD’s ethics and compliance programs.
•Reviews financial strategies regarding currency, interest rates and use of derivatives, and reviews BD’s insurance program.

The Board has determined that each Audit Committee member meets the independence and financial literacy requirements of the New York Stock Exchange ("NYSE") for audit committee members. The Board also has determined that each of Messrs. Hayes, Henderson and Ring qualifies as an “audit committee financial expert” under SEC rules.

26

Corporate governance
Compensation and Human Capital Committee

FY 2025 Members R. Andrew Eckert (Chair) William M. Brown Claire M. Fraser, Ph.D. Gregory J. Hayes Jeffrey W. Henderson Bertram L. Scott FY 2025 Meetings: 6
Principal Responsibilities:
•Reviews BD’s compensation and benefits programs, recommends the compensation of BD’s CEO to the independent directors, and approves the compensation of BD’s other executive officers.
•Approves all employment, severance and change in control agreements with BD's executive officers.
•Serves as the granting and administrative committee for BD’s equity compensation plans, including grants to directors.
•Oversees BD's policies and strategies relating to human capital management, including recruitment, development, promotion, performance management, senior management succession and inclusion.
•Oversees certain other BD benefit plans.

The Board has determined that each Compensation Committee member meets the independence requirements of the NYSE for compensation committee members. Each member also qualifies as a “non-employee director” under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").
Procedure for determining executive compensation
The Compensation Committee oversees the compensation program for the executive officers named in the Summary Compensation Table on page 73 and for BD’s other executive officers. The Compensation Committee recommends compensation actions regarding the CEO for approval by the independent directors of the Board and has the authority to take compensation actions with respect to BD’s other executive officers, as discussed below. The Compensation Committee may not delegate these responsibilities to another Committee or members of management.
Role of management
The Compensation Committee’s meetings are typically attended by BD’s CEO, its Chief People Officer and other BD associates who support the Compensation Committee in fulfilling its responsibilities. The Compensation Committee considers management’s views on compensation matters, including the performance metrics and targets used for BD’s performance-based compensation. Management also provides information (which is reviewed by our Internal Audit department and the Audit Committee) to assist the Compensation Committee in determining the extent to which performance targets have been achieved. This includes any recommended adjustments to BD’s operating results when assessing BD’s performance. The CEO and Chief People Officer also work with the Compensation Committee Chair in establishing meeting agendas.
Role of the independent consultant
The Compensation Committee is also assisted in fulfilling its responsibilities by its independent consultant, Semler Brossy Consulting Group ("Semler Brossy"). Semler Brossy is engaged by, and reports directly to, the Compensation Committee. The Compensation Committee has not identified any conflict of interest on the part of Semler Brossy, or any factor that would otherwise impair the independence of the firm relating to the services performed by them for the Compensation Committee. No other consultant was used by the Compensation Committee with respect to the 2025 fiscal year compensation of BD’s executive officers.
During fiscal year 2025, Semler Brossy was not engaged to perform any services for BD or BD’s management. The Compensation Committee has adopted a policy prohibiting its independent consultant from providing any services to BD or BD’s management without the Compensation Committee’s prior approval, and has expressed its intention that such approval will be given only in exceptional cases. As described in more detail below, Semler Brossy was also engaged by the Governance Committee to advise on non-management director compensation.

2026 Notice of Annual Meeting and Proxy Statement	27

Corporate governance
During the past fiscal year, Semler Brossy:
•reviewed materials prepared for the Compensation Committee by management, including the discretionary clawback policy and updates to the annual and long-term incentive plan documentation,
•provided market comparison data and other materials requested by the Compensation Committee, and assisted the Compensation Committee in the design and implementation of BD’s compensation program, including the selection of the key elements of the program, the setting of targeted pay and the selection of performance metrics,
•made recommendations regarding the compensation of BD’s CEO,
•conducted an annual review of the compensation practices of select peer companies, advised the Compensation Committee with respect to the competitiveness of BD’s compensation program in comparison to industry practices, and identified any trends in executive compensation,
•reviewed and provided commentary on BD's proxy disclosure and management proposals concerning executive compensation, and
•attended Compensation Committee meetings.
Setting compensation
At the end of each fiscal year, the independent directors conduct a review of the CEO’s performance. The independent directors then meet in executive session to set the CEO compensation after considering the results of their review, market comparison data and the recommendations of the Compensation Committee. The CEO does not play a role in determining or recommending CEO compensation.
The Compensation Committee is responsible for determining the compensation of BD’s other executive officers. The CEO, in consultation with BD’s Chief People Officer, reviews the performance of the other executive officers with the Compensation Committee and makes compensation recommendations for its consideration. The Compensation Committee determines the compensation for these executives, in consultation with its independent consultant, after considering the CEO’s recommendations and data regarding compensation levels for comparable positions at peer companies and, if applicable, survey data.
The Board has delegated responsibility for making recommendations regarding non-management director compensation to the Governance Committee, as discussed on page 44.
Corporate Governance and Nominating Committee

FY 2025 Members Christopher Jones (Chair) William M. Brown Catherine M. Burzik Claire M. Fraser, Ph.D. Joanne Waldstreicher, M.D. FY 2025 Meetings: 5
Principal Responsibilities:
•Identifies and recommends candidates for election to the Board.
•Reviews and makes recommendation to the Board regarding the composition, structure and function of the Board and its Committees.
•Reviews and recommends to the Board the compensation of non-management directors.
•Monitors BD’s corporate governance and Board practices, and oversees the Board’s self-evaluation process.
•Oversees BD's process and practices relating to the management and oversight of environmental, health and safety, inclusion, political activities, corporate responsibility and other public policy or social matters relevant to BD ("Corporate Sustainability matters").
•Reviews BD’s artificial intelligence governance framework in light of applicable global regulatory requirements, industry standards and ethical considerations.

The Board has determined that each Governance Committee member meets the NYSE’s independence requirements.

28

Corporate governance
Quality and Regulatory Committee

FY 2025 Members Catherine M. Burzik (Chair) Carrie L. Byington, M.D. Timothy M. Ring Bertram L. Scott Joanne Waldstreicher, M.D. FY 2025 Meetings: 6
Principal Responsibilities:
•Oversees BD’s quality strategy and the systems and processes in place to monitor product quality and safety, and BD’s compliance processes and procedures with relevant regulatory requirements.
•Reviews the results of any product quality and quality system assessments by BD and external regulators.
•Reviews any significant product quality, safety or regulatory trends or issues that arise, including any relating to product cybersecurity.
•Reviews product quality, safety or regulatory issues identified with respect to any acquired business and the related integration plans for such business.

Board, committee and annual meeting attendance
The Board and its Committees held the following number of meetings during fiscal year 2025:

Board	10
The Executive Committee did not meet during fiscal year 2025. BD’s non-management directors, all of whom are independent, met in executive session at each of the regular Board meetings held during fiscal year 2025. The Lead Director presided at these executive sessions.

Audit Committee	10
Compensation Committee	6
Governance Committee	5
QRC	6
During fiscal year 2025, all directors attended at least 75% of the total number of Board and Committee meetings on which he or she served. The Board has adopted a policy pursuant to which directors are expected to attend our Annual Meeting of Shareholders in the absence of a scheduling conflict or other valid reason. All of the then-sitting directors attended BD’s 2025 Annual Meeting.
Director independence
Under the NYSE rules and our Governance Principles, a director is not independent if the director has a direct or indirect material relationship with BD other than as a director. The Governance Committee annually reviews the independence of all directors and director nominees and reports its findings to the full Board. To assist in this review, the Board has adopted director independence guidelines (“Independence Guidelines”) that are contained in the Governance Principles and can be accessed on the BD website at https://investors.bd.com/corporate-governance/governance-documents. The contents of our website are not incorporated by reference into this document for any purpose. The Independence Guidelines set forth certain categories of relationships (and related dollar thresholds) between BD and its directors, their immediate family members, or entities with which they have a relationship, which the Board has judged to be immaterial for purposes of a director’s independence. In the event that a director has any relationship with BD that is outside these immaterial relationships, the other independent directors review the facts and circumstances to determine whether the relationship could impact the director's independence.
The Board has determined that all of our non-management directors serving on the Board (William M. Brown, Catherine M. Burzik, Carrie L. Byington, R. Andrew Eckert, Claire M. Fraser, Gregory J. Hayes, Jeffrey W. Henderson, Robert L. Huffines, Christopher Jones, Timothy M. Ring, Bertram L. Scott, Joanne Waldstreicher and Jacqueline Wright) are independent under the NYSE rules and our Independence Guidelines. Mr. Polen is an employee of BD and is, therefore, not independent.
In determining that each of our non-management directors is independent, the Board reviewed any transactions or other dealings by BD with organizations with which a director has a relationship, such as service as an employee or as a member of its governing or advisory board. Based on its review, the Board determined that, in each instance, the relationship was immaterial, or that the nature of the relationship, the degree of the director’s involvement with the organization or transaction, and the amount involved did not otherwise constitute a relationship that would impair the director’s independence. The types of

2026 Notice of Annual Meeting and Proxy Statement	29

Corporate governance
transactions with director-affiliated organizations considered by the Board consisted of the purchase or sale of products and/or services (in the cases of directors Brown, Byington, Eckert, Fraser, Hayes, Henderson, Huffines, Jones, Ring, Scott, Waldstreicher and Wright), the licensing of intellectual property rights (in the cases of directors Byington, Fraser and Jones), an equity investment (in the case of director Ring), and charitable contributions (in the cases of directors Jones and Scott).
Related person transactions
The Board has established a written policy (the “Policy”) requiring Governance Committee approval or ratification of any transaction, arrangement or relationship, in which we are a participant, if the amount involved exceeds more than $120,000 per year, in which a director or executive officer (or their immediate family members) or any shareholder owning more than 5% of BD’s outstanding common stock (excluding passive investors that own less than 20%), has or will have a direct or indirect material interest (referred to as a "related person transaction"). The Policy excludes certain specified transactions, including transactions available to BD associates generally on the same terms and conditions. The Governance Committee will approve or ratify only those transactions that it determines in its business judgment are fair and reasonable to BD and in (or not inconsistent with) the best interests of BD and its shareholders, and that do not impact the director’s independence.
BD did not engage in any related person transactions subject to the Policy during fiscal year 2025. We previously disclosed that we anticipated making an investment during fiscal year 2025 in TEAMFund, LP II, a for-profit limited partnership (the “Partnership”) being formed by a non-profit (the “Non-Profit”) established by Timothy Ring, a director, and his wife, Kathryn Gleason. However, closing of the Partnership has not yet occurred, and it is now anticipated that the Partnership will close in fiscal year 2026. The Partnership is being formed for the purpose of investing in medical technologies that address priority unmet healthcare needs in underserved populations, with areas of focus including medical technologies, medical devices, artificial intelligence-enabled healthcare, digital health, and technologies facilitating access to healthcare. It is anticipated that BD's committed investment in the Partnership will be $2 million, with the capital contribution to be made over a five-year period and BD will not make a capital contribution in any one year of $1 million or more. BD’s capital contribution would represent an approximate 1.3% limited partnership interest based on the amount the Partnership seeks to raise. The Non-Profit will also invest as a limited partner. Mr. Ring and Ms. Gleason do not benefit financially from the Partnership since any return on the Non-Profit’s investment will inure solely to the benefit of the Non-Profit. Neither Mr. Ring nor Ms. Gleason will be employees of or receive any compensation from the Partnership. In addition, a procedure has been established to address any potential conflicts that may arise between the investment activities of the Partnership and BD’s business. The Governance Committee has approved the proposed investment in the Partnership because (i) BD’s investment may provide BD management insight into emerging technologies that BD may have an interest in acquiring or otherwise commercializing and (ii) the purpose of the Partnership of meeting unmet healthcare needs in underserved populations is consistent with BD’s health equity initiatives and 2030+ goals, and with our corporate mission of “advancing the world of health.”

30

Corporate governance
Board’s oversight of risk
Role of the board and committees

BOARD
The full Board reviews the risks associated with BD’s strategic plan and discusses the appropriate levels of risk for the Company in light of BD’s business objectives. This is done through an annual strategy review process, and from time-to-time throughout the year as part of the Board’s ongoing review of corporate strategy. Additionally, the Board conducts an annual review of BD's enterprise risk management ("ERM") program. The full Board also regularly oversees other areas of potential risk, such as significant acquisitions and divestitures, and succession planning for BD’s CEO and other members of senior management.

COMMITTEES
The Committees are responsible for monitoring and reporting to the full Board on risks associated with their respective areas of oversight. In connection with its oversight responsibilities, each Committee often meets with the members of management who are primarily responsible for the management of risk in their respective areas, including, among others, BD’s (Interim) Chief Financial Officer ("CFO"), Chief People Officer, (Interim) General Counsel, Chief Technology Officer, Chief Risk Officer, Chief Ethics and Compliance Officer and senior leaders in regulatory quality, information technology and R&D.

Audit Committee	Corporate Governance and Nominating Committee	Compensation and Human Capital Committee	Quality and Regulatory Committee

•Oversees BD’s ERM activities on a regular basis, including cybersecurity and data privacy risks.
•Oversees BD’s accounting and financial reporting processes and the integrity of BD’s financial statements, BD’s global ethics and compliance program, and its hedging activities and insurance coverages.

•Oversees risks relating to BD’s corporate governance practices, including director independence, related person transactions and conflicts of interest, as well as the process and practices relating to the management and oversight of sustainability and artificial intelligence matters.
		•Oversees risks associated with BD’s compensation practices and programs and human capital management.	•Oversees matters relating to regulatory compliance and the quality and safety of BD’s products and services, including product cybersecurity.

MANAGEMENT
BD’s management engages in an ERM process to identify, assess, manage and mitigate a broad range of risks across BD’s businesses, regions and functions, and to ensure alignment of our risk assessment and mitigation efforts with BD’s corporate strategy. At least twice a year, senior management reviews the results of its ERM activities with the Audit Committee, including the process used within the organization to identify risks (including consulting with outside advisors and experts), management’s assessment of the significant categories of risk faced by BD (including any changes in such assessment since the last review), and management’s plans to mitigate potential exposures. The significant risks identified through BD’s ERM activities and the related mitigation plans are also reviewed with the full Board at least once a year, as mentioned above. In addition, certain risks (such as supply chain issues and cybersecurity) are often reviewed in-depth with the Audit Committee and/or the full Board.

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Specific risk oversight
Compensation programs
BD management has reviewed our compensation policies and practices to determine whether they create risks that are reasonably likely to have a material adverse effect on BD. In connection with this risk assessment, management reviewed the design of BD’s compensation and benefits programs (in particular, our performance-based compensation programs) and related policies, potential risks that could be created by the programs, and features of our programs that help mitigate risk. Among the factors considered were the mix of cash and equity compensation, and of fixed and variable compensation, paid to our associates; the balance between short- and long-term objectives in our incentive compensation; the performance targets, mix of performance metrics, vesting periods, threshold performance requirements and funding formulas related to our incentive compensation; the degree to which programs are formulaic or provide discretion to determine payout amounts; caps on payouts; our clawback and share retention and ownership policies; and our general governance structure. Based on this review, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on BD.
Cybersecurity
The Board and its Committees provide oversight of our cybersecurity program, including the confidentiality, integrity and availability of our products, manufacturing and distribution operational technology (“OT”), enterprise information technology (“IT”) and BD data. The Audit Committee regularly reviews our OT and IT cybersecurity programs and the QRC reviews our product cybersecurity program. We also have processes by which certain cybersecurity incidents and breaches are escalated and reported to the Board or a Board committee, as appropriate, based on our management’s assessment of risk.
Our cybersecurity risk management program is led by our Chief Information Security Officer (“CISO”), whose organization is responsible for identifying, assessing and managing risks from cybersecurity threats. Our CISO reports to our Chief Information Officer (“CIO”), who has overall responsibility for the cybersecurity risk management program and organization. Our Vice President, Research and Development, Product Security (“VP of Product Security”) also supports our cybersecurity risk management program by leading a team of product security professionals focused on cybersecurity across the product lifecycle, including new product development, in-market products and and end-of-life strategies, for our portfolio of software-based products.
Our CISO is supported by and is a member of our Cybersecurity Strategy and Risk Committee (“CSRC”), which is a management-level governance body for oversight of all of our cybersecurity risk. Our VP of Product Security is also a member of the CSRC. On a quarterly basis, our CSRC receives information from our CISO regarding BD’s OT, IT and product security programs, including the Company’s strategy and progress on key initiatives. As part of integrating cybersecurity risk management into our ERM program, our Enterprise Risk and Sustainability Committee ("ERC") (discussed below) receives updates from our CIO and CISO on BD’s cybersecurity risk management strategy and program on a regular basis. Management periodically conducts cybersecurity crisis simulations with the full Board to raise awareness of cybersecurity risks and enhance our incident preparedness. We also provide opportunities for directors to take a cybersecurity training course through an external service provider.
BD Information Security works closely with teams across BD to implement the Company's cybersecurity strategy across its OT, IT and product offerings. We incorporate cybersecurity risk management into our systems and processes, which we strive to align with multiple industry-leading cybersecurity standards, including the Joint Security Plan issued by the Health Sector Coordinating Council for BD products and guidelines issued by the National Institute of Standards and Technology (“NIST”) for our manufacturing and distribution OT and enterprise IT (among other guidelines).
As part of our cybersecurity risk management program, we also engage a range of third-party experts each year, including advisors, consultants and auditors, to evaluate and enhance our program through security attestations and certifications, maturity assessments and security testing. BD makes our industry recognized certifications available through the BD Cybersecurity Trust Center at www.bd.com/cybersecurity, which is not part of, or incorporated by reference into, this proxy statement.
We also identify, manage and asses risks associated with our use of third-party service providers and maintain a third-party risk management program that monitors third-party cybersecurity risk throughout the procurement lifecycle (from planning and sourcing through relationship conclusion). This program

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includes cybersecurity vetting and onboarding and cybersecurity risk assessment, remediation and cyber vulnerability monitoring, as well as deeper dive cyber risk assessments and security compliance monitoring for our highest-risk suppliers. Our third-party risk management program is assessed for maturity by an independent third party based on NIST guidelines (among others).
Lastly, in addition to our CSRC and our ERC, we have established processes providing for the escalation of certain cybersecurity incidents and breaches. We maintain a global response plan that sets forth a detailed incident management and reporting protocol designed to respond to cybersecurity incidents and breaches appropriately and efficiently. Our operational team is responsible for communicating the impact and status of certain cybersecurity incidents and breaches to senior management, including the CISO, based on its assessment of the significance of the cybersecurity incident or breach. We also have a committee consisting of senior members of our management, including our CIO and Chief Risk Officer, to evaluate cybersecurity incidents and breaches reported to the committee by our CISO on an ad-hoc basis for potential material impacts on our Company, including its financial condition, results of operations and cash flows, and to have a sub-committee of our disclosure committee assess our public disclosure obligations. The CIO, CISO and other members of the committees are informed about the status, effectiveness and risks associated with our cybersecurity risk management program through their management of and participation in the cybersecurity risk management processes, policies and operations described above.
Product quality and patient safety
The QRC provides oversight of matters relating to regulatory compliance and the quality and safety of BD's products and services. The QRC receives in-depth updates from BD's management on the overall quality strategy and the systems in place to monitor the quality and safety of BD's products and services, the quality internal audit program and the results of product quality and quality system assessments by BD and external regulators (and BD's response to such assessments), and the processes and procedures relating to the compliance with relevant laws and regulations. Management also provides regular updates to the QRC on risks and developments in the global regulatory environment and any product quality, safety or regulatory registration or compliance issues, including any relating to product cybersecurity. The QRC also reviews any product quality, safety or regulatory registration or compliance risks identified in connection with acquisitions and the related integration plans for such businesses. The full Board also receives periodic updates on product quality and patient safety risks. BD's management, through its Inspire Quality program, works to continue streamlining and strengthening our governance mechanisms to provide oversight for key quality, regulatory and medical matters.
Corporate Sustainability oversight
At the Board level, the Governance Committee has oversight responsibility for the processes, policies and practices relating to sustainability matters. Oversight of BD's 2030+ sustainability goals (discussed below) and other important sustainability matters is allocated among the Board and its Committees. The Governance Committee oversees the 2030+ goals related to Environmental Stewardship, Innovation and Product Impact, aspects of Healthy Workforce and Community and Transparency; the Compensation Committee oversees aspects of the 2030+ goal related to Healthy Workforce and Communities; and the Audit Committee oversees the 2030+ goal related to Responsible Supply Chain. In addition, the full Board also receives an annual update on BD's progress on our 2030+ sustainability goals in addition to periodic updates on other sustainability matters, including associate well-being and development, and Board composition.
At the management level, BD's ERC oversees BD's ERM program and its progress towards the 2030+ goals and other priority sustainability matters. The ERC consists of a cross-functional group of management and works with various internal operating committees that are executing on BD's sustainability strategy. The ERC aims to create an enterprise wide culture that promotes open discussion regarding risk and opportunities and integrates effective risk management into our goals and objectives. The ERC is also responsible for overseeing the information on sustainability initiatives provided to the Board and its Committees, and external and internal reporting on sustainability matters.

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The table below describes Board and Committee primary oversight of BD's 2030+ sustainability goals and other important sustainability matters. BD's 2030+ goals have been highlighted in bold.

Board's Role of Oversight of Corporate Sustainability

Corporate Governance and Nominating Committee	Compensation and Human Capital Committee	Audit Committee	Quality and Regulatory Committee	Full Board

•Environmental stewardship •Innovation and Product Impact (Plastics/Packaging) •Transparency •Board Composition •Lobbying/Political Contributions •Healthy Workforce and Communities ◦Social Investing	•Healthy Workforce and Communities •Executive Compensation	•Responsible Supply Chain •Enterprise and Operational Technology Cybersecurity •Privacy •Business Ethics & Compliance	•Product Quality and Safety •Product Cybersecurity •Regulatory Compliance	•2030+ Sustainability Goals •Healthy Workforce and Communities ◦Associate well-being and development •Cybersecurity •Board Composition •Executive Compensation

BD Enterprise Risk and Sustainability Committee

BD Operating Committees
Corporate Sustainability strategy
BD's Corporate Sustainability strategy, Together We Advance, serves as a framework through which BD addresses the most relevant sustainability issues for BD and its stakeholders. Our approach builds on BD's core Purpose – Advancing the world of health™ – and focuses on making meaningful impacts across four key pillars:
•Company Health: Building a strong business foundation through good governance and transparent reporting.
•Planet Health: Implementing sustainable solutions to reduce BD’s environmental footprint.
•Community Health: Collaborating with communities and investing BD’s resources to do what is right.
•Human Health: Empowering employees to innovate new products and solutions to deliver what's next in healthcare.
The health of our Company, our planet, our communities and the people we serve are directly connected, and when BD successfully addresses the health of one, we often solve for challenges in another. Together We Advance embraces these interconnections, with the ultimate goal of driving positive collective outcomes and a healthy, resilient world for all.
2030+ Impact areas and goals
Under BD's Together We Advance strategy, BD has made commitments in five areas to achieve by 2030 (and beyond) that are most important to BD and its stakeholders and where BD has identified opportunities to create meaningful, measurable change across the pillars of health over the next decade. These five areas - Environmental Stewardship, Innovation and Product Impact, Responsible Supply Chain, Healthy Workforce and Communities, and Transparency - connect across and advance the four pillars of the strategy, each impacting the health of our Company, our planet, our communities and our people. Achievement of these goals will help us drive positive health outcomes and continue our commitment to help achieve the UN Sustainable Development Goals (“SDGs”).

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•Environmental Stewardship: Reducing Scope 1 and 2 greenhouse gas (“GHG”) emissions 50% by 2030 (from a 2019 baseline). This science-based target is aligned with the 1.5°C global emissions reduction pathway. In 2021, we committed to setting science-based targets by joining the U.N. Race to Zero and Business Ambition for 1.5°C. In 2024, the Science Based Targets initiative approved our near-term and 2050 Net-Zero targets.

We will commit to setting science-based emissions reduction targets for GHG emissions across all scopes, in line with the Science Based Target initiatives (“SBTi”).

Reduce Scopes 1 and 2 emissions by 50% (from 2019 baseline, absolute) by 2030.

Scope 3 emissions targets for material Scope 3 categories are expected to be set within 2 years.

We will advocate for net zero emissions.

We will achieve additional environmental efficiency targets in our direct operations.

Reduce energy consumption by 25% (from 2019 baseline, normalized to Cost of Products Sold (“COPS”)) by 2030.

Reduce water consumption by 40% (from 2019 baseline, normalized to COPS) by 2030.

Reduce nonhazardous waste by 50% (from 2019 baseline, normalized to COPS) by 2030.

Increase landfill diversion to 90% (from 2019 baseline, absolute) by 2030.

Increase recycling to 80% (from 2019 baseline, absolute) by 2030.

Reduce hazardous waste by 50% (from 2019 baseline, normalized to COPS) by 2030.

Reduce volatile organic compounds (“VOCs”) and hazardous air pollutants (“HAPs”) by 30% (from 2019 baseline, normalized to COPS) by 2030.

Reduce ozone-depleting substances (“ODS”) by 50% by 2030 (from 2019 baseline, normalized to COPS).

Eliminate use of R22 by 2030 (absolute).

We will use our capabilities to contribute to solutions that address unmet climate-related health needs.

•Innovation and Product Impact: Reducing the environmental impact of BD's product portfolio by addressing plastic and packaging material consumption and the impact of plastics throughout its value chain through considerations in product design. BD will also apply minimum environmental and human health criteria to new products and product changes to ensure meaningful and sustainable product improvements across the life cycle. In 2024, BD announced a next-generation circularity pilot program with Casella Waste Systems to recover and recycle a wide range of red box waste, including BD syringes and needles, discarded by a variety of care facilities. BD’s Sustainable Medical Technology Institute (“SMTI”) supports our 2030+ product impact goals through a focus on three key areas: materials of concern, new and more sustainable sterilization technologies and sustainable product design.

We will address plastic and packaging material consumption in our product portfolio through considerations in product design, including:

•Chemical elimination / replacement. •Material reduction. •Safe product reuse models. •Closed-loop recovery and/or open-loop recovery.

We will apply minimum environmental and human health criteria (based on customer EPP standards) to new products and product changes to strive for meaningful and sustainable product improvements across the life cycle.

•Publish BD minimum environmental standards for products by end of FY 2022.
•Establish medium- and long-term targets for products to meet minimum environmental standards within 6 months of publication of the standard.

We will work to address the impact of plastics through existing and new strategic partnerships that work across the value chain.

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•Responsible Supply Chain: Working with supply chain partners to quantify and reduce Scope 3 emissions in line with 1.5˚C emissions scenarios, in addition to strengthening engagement with supply chain partners on their labor and environmental practices and performance.

We will partner with strategic, preferred and critical suppliers to evaluate Tier-2 risk by 2030.

We will seek to have 90% of total eligible spend reflected in completed supplier ESG desktop audits by 2025.

We will incorporate climate risk into supply chain and network architecture strategies.

Science-based target, approved by the SBTi:
75% of suppliers and customers by emissions covering purchased goods and services, capital goods, upstream transportation and distribution, use of sold products and end-of-life treatment of sold products, will have science-based targets by 2028.

•Healthy Workforce and Communities: Maintain a healthy and thriving workforce that cultivates our culture of inclusion, safety and well-being and contributes to advancing accessible health around the world.

We will provide the tools and resources needed to support physical, mental, social and financial health for our associates’ safety and well-being.

We will offer fair and market-competitive pay, professional development, talent mobility and career growth opportunities inclusive of all associates.

We will advance health access through public-private partnerships and scalable programs to help strengthen health systems.

•Transparency: Reporting clear information around performance and progress toward BD's sustainability goals through an annual sustainability report in alignment with recognized external sustainability reporting frameworks, including the Taskforce for Climate Related Financial Disclosures (“TCFD”) and the Sustainability Accounting Standards Board (“SASB”).

We will provide our stakeholders with clear information about our 2030+ performance and programs, aligned with relevant and recognized external 2030+ reporting frameworks, via:

•Our annual Corporate Sustainability report, and •Issue-specific disclosures, which include: •Climate change. •U.S. Federal Employment Information Report (“EEO-1”).

BD reports annually on sustainability matters and the progress against its goals in BD's Corporate Sustainability Report. As part of BD's 2030+ Transparency goal, BD's annual Corporate Sustainability Report contains disclosures aligned with recognized frameworks from the Global Reporting Initiative™ (“GRI”) Sustainability Reporting Standards and SASB Medical Equipment and Supplies Sustainability Accounting Standard. Our 2024 Corporate Sustainability Report is available at www.bd.com/2024SustainabilityReport. The report is not part of, or incorporated by reference into, this proxy statement.
Inclusion is central to our purpose
We strive to put ourselves in the best position to support the communities we live and work in and serve our customers and patients worldwide. A key component of BD's journey to continually build a better BD is our commitment to inclusion globally. We take pride in building teams with varied expertise and a deep understanding of the needs of varying populations to best serve our customers and patients worldwide. Our associates possess a broad range of beliefs and experiences that have helped us achieve a leading position in the medical technology industry and the overall global marketplace. We believe this

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commitment, coupled with our purpose and culture, allows us to better understand patient and customer needs and develop innovative technologies to meet those needs.
In addition, our executive leaders serve as sponsors to global Associate Resource Groups (“ARGs”), with varying strategic goals aligned with their respective missions, centered around efforts to connect with local communities and support associates with growing their careers.
Externally, we continue to build on our existing momentum to help the medical technology industry expand access to healthcare, including partnering with the Advanced Medical Technology Association (“AdvaMed”). We remain committed to sustaining meaningful, long-term strategic partnerships and programs to help ensure that we are advancing the health of our people and patient communities.
Our collective efforts have garnered recognition from respected organizations across the country. For example, in 2025, BD was named one of America’s Most Innovative Companies by Fortune, among the World’s Best Companies by Time and World’s Best Employers by Forbes. We received the Business Group on Health "Best Employers: Excellence in Health & Well-being Award" for our commitment to advancing employee well-being and were recognized once again as a best place to work for disability inclusion. In addition, BD was named among the 100 Best Corporate Citizens by 3BL, ranking among the top three in the healthcare equipment and services industry. We remain committed and accountable to the work required within our Company and beyond our corporate walls to advance accessible health around the world.
BD's 2024 Corporate Sustainability Report summarizes our commitment to inclusion and engagement by highlighting the ways that inclusion, safety and well-being are central to our culture. This most recent report is available at www.bd.com/2024SustainabilityReport, which is not part of, or incorporated by reference into, this proxy statement.
Pay equity
BD is committed to compensating its associates fairly and equitably because we believe that pay equity is critical to our success in supporting an inclusive global workforce. We take a proactive approach to pay equity and continually monitor our compensation program. We periodically conduct comprehensive audits, internal and external analyses, salary benchmarking and assessments to identify and remedy compensation disparities. We also periodically conduct targeted annual pay equity analyses that assess pay on a statistical basis and consider factors relevant and known to impact compensation, including (but not limited to): tenure, role, career level and geographic differentials. Where appropriate, we take action and make pay adjustments to address any inconsistencies.
The results of our 2025 pay equity assessment, which includes associates in 60 countries representing all of BD's global associates eligible for discretionary or non-statutory pay increases, showed that on average both women and men are paid within a range that would be expected after controlling for legitimate differentiating factors. We remain steadfast in our commitment to managing our compensation decisions and processes with the goal of identifying and remedying any practices that may contribute to internal pay gaps.
Note about website and sustainability reports
The reports mentioned above, or any other information from the BD website, are not part of, or incorporated by reference into, this proxy statement. Some of the statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change and provide aspirational goals that are not intended to be promises or guarantees. Inclusion of metrics or other information in such reports or in this proxy statement is not intended to imply that such information is material to BD. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.
Code of conduct
The BD Code of Conduct is applicable to all directors, officers and associates, including our CEO, CFO, principal accounting officer and other senior financial officers. It sets forth BD’s policies and expectations on several topics, including conflicts of interest, confidentiality, compliance with laws (including insider trading laws), preservation and use of BD’s assets, and business ethics. The Code of Conduct also provides guidance for addressing any potential conflict of interest (or the appearance of a conflict of interest) involving directors or executive officers, and for the confidential communication and handling of issues

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regarding accounting, internal control and auditing matters. The Code of Conduct is available in English and over 30 other languages. Every BD associate is required to complete annual training on the Code of Conduct.
Any waivers from any provisions of the Code of Conduct for executive officers and directors will be promptly disclosed to shareholders. In addition, certain amendments to the Code of Conduct, as well as any waivers from certain provisions of the Code of Conduct given to BD’s CEO, CFO or principal accounting officer, will be posted at the website address set forth below.
The Code of Conduct is available on BD’s website at https://www.bd.com/en-us/about-bd/policies/bd-code-of-conduct. Printed copies of the Code of Conduct may be obtained, without charge, by contacting the Corporate Secretary, Becton, Dickinson and Company, 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880; telephone 201-847-6800.
Ethics helpline
BD also maintains an Ethics Helpline for individuals to report actual or suspected violations of laws, regulations, the BD Code of Conduct, BD policies or BD ethical standards. The Ethics Helpline is available to all associates worldwide, as well as to third parties, such as vendors, suppliers and customers. The Ethics Helpline is available 24 hours a day, 7 days a week, in 23 languages, and is accessible via a toll-free telephone number and web-based portal. All Ethics Helpline inquiries are forwarded to BD’s Ethics Office for investigation.
Associates may also report potential violations by telephone, e-mail, or in person to their manager or another neutral or uninvolved manager, or to a representative in the Ethics & Compliance, Human Resources, Law Group, or Internal Audit organizations.
Individuals who report concerns to the Ethics Helpline may choose to remain anonymous (unless prohibited by local law) and all inquiries are kept confidential to the extent practicable in connection with the investigation of an inquiry. BD takes reports of violations seriously and will investigate such reports. The BD Ethics Office may appoint a qualified independent investigator to review the facts and monitor the investigation to ensure it complies with BD standards.
If warranted, BD may take appropriate corrective action, including but not limited to changes to business practices and disciplinary action against associates who have engaged in misconduct or violated applicable laws or BD policies.
BD does not tolerate any form of retaliation against any person who in good faith reports an actual or suspected violation or cooperates in BD investigations. BD is committed to creating an environment in which all associates feel comfortable raising concerns, seeking guidance, or asking questions without fear of retaliation or discipline.
In accordance with BD's complaint handling procedures, the Audit Committee is informed of any significant issues raised, whether reported through the Ethics Helpline or otherwise, involving accounting, internal control, or auditing matters or any fraud involving senior management or other persons who have a significant role in BD’s internal controls.
Enterprise ethics and compliance
BD’s global Ethics and Compliance function seeks to ensure that BD has a comprehensive compliance program that is designed to prevent and detect wrongdoing and continuously encourages lawful and ethical conduct. BD’s SVP, Chief Ethics, Compliance & Privacy Officer and Associate General Counsel, who reports to the (Interim) General Counsel and has direct access to the CEO and the Audit Committee, leads the global Ethics and Compliance function. The officer provides quarterly updates to the Audit Committee on program performance, key risks and mitigation strategies. The Audit Committee reviews the Company's ethics and compliance program at least annually. The program is integrated into our global business operations and generally reflect local laws, cultural norms and regulatory expectations across BD’s global footprint. We evaluate the effectiveness of our program and conduct periodic risk assessments.
In addition to our Code of Conduct, BD has a set of global policies and standards, including our Global Standards for Interactions with Healthcare Providers, Healthcare Organizations and Government Officials, which are designed to provide associates with clear guidance on how to do what is right in the context of their work for BD. BD associates must comply with these Global Standards, the BD Code of Conduct, BD policies and procedures, applicable laws and regulations, and relevant industry codes (including AdvaMed, APACMed, MedTech Europe, Mecomed, and ABIMED). We also maintain a third-party compliance

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framework to assess and monitor vendors, suppliers and other business partners. This includes onboarding due diligence, periodic risk-based audits and ongoing monitoring through a centralized risk scoring system.
BD associates receive information and training about the Code of Conduct, Global Standards and other policies in several ways, including periodic communications and training. In addition, BD tracks key performance indicators that are reviewed regularly to assess program effectiveness and identify areas for improvement. Associates can access resources such as our Code of Conduct, global policies, the Ethics Helpline, global meal limits, key contacts and other information on our expectations through our intranet site and on our ethics and compliance mobile app.
Except as prohibited by applicable law, BD associates are obligated to report any suspected violations of laws, industry codes, the BD Code of Conduct or BD policies in accordance with BD’s Global Speaking Up Policy. BD associates are expected to ask questions or seek guidance when the right course of action may not be clear. BD associates must report issues regardless of the level of the individuals involved and whether those involved are BD associates, customers, vendors or other third parties.
Privacy program
BD’s Global Privacy Program is designed to protect personal data and uphold individual privacy rights, reinforcing the trust of our customers, patients and employees. The program is governed by a dedicated function—the Privacy Office—and led by the VP, Chief Privacy and Cybersecurity Counsel & Group Data Protection Officer, who reports to senior leadership. BD maintains a global framework structured around ten scope areas (the Privacy Building Blocks), supported by dedicated resources that include legal privacy statutory roles, written privacy standards, a training curriculum and mechanisms to monitor compliance with evolving privacy and data protection laws. The program fosters innovation while promoting responsible data stewardship across all regions, functions and business units.

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Board practices, policies and processes
Governance best practices
BD’s commitment to good corporate governance is embodied in our Governance Principles. The Governance Principles set forth the Board’s views and practices regarding a number of governance topics, and the Governance Committee assesses the Governance Principles on an ongoing basis in light of current best practices.
The following is a summary of our significant corporate governance practices.

Corporate Governance Practices

•Annual election of directors
•Majority voting standard for election of directors
•12 out of 13 director nominees are independent
•Robust lead director structure
•Lead Director and Governance Committee Chair conduct annual board self-evaluation
•Rigorous annual board self-evaluation and director renomination process
•Shareholder right to call special meetings
•Proxy access by-law
•Shareholder right to act by written consent
•Restrictions on corporate political contributions
•Annual report of charitable contributions
•Director and executive officer share ownership requirements
•Overboarding policy
•No poison pill
•Active shareholder engagement process
•Mandatory director retirement policy
•Robust director orientation and education process

Annual election of directors
BD’s directors are elected annually. The Board believes that annual elections of directors reflect a corporate governance best practice, as it provides shareholders the opportunity to express their views on director performance each year.
Majority voting standard for election of directors
In uncontested elections (that is, where the number of nominees does not exceed the number of directors to be elected), director nominees must receive the affirmative vote of a majority of the votes cast in order to be elected to the Board. Any incumbent director who receives a greater number of votes “against” the director’s election than votes “for” is required to offer to submit his or her resignation to the Board following the shareholder vote. The Governance Committee will consider and recommend to the Board whether to accept the resignation offer. The Board will act on such recommendation and publicly disclose its decision within 90 days following the shareholder vote. This process allows the Board the opportunity to identify and assess the reasons for the vote, including whether the vote is attributable to dissatisfaction with a director’s overall performance or is the result of shareholder views on a particular issue.

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Director retirement policy; term limits
It is BD’s policy that directors retire from the Board effective at the conclusion of the Annual Meeting of Shareholders following their 75th birthday. Under special circumstances, the Board may approve exceptions to this policy. The Board believes, however, that any exceptions should be rare. Prior to a director’s 72nd birthday, the Governance Committee will begin discussions with the director regarding the director’s tenure and skills, the director’s anticipated future contributions to the Board, and the Board’s composition and needs going forward to determine whether the director’s continued service to the mandatory retirement age of 75 is appropriate.
It is BD’s policy to avoid term limits for directors, which have the disadvantage of discontinuing the service and contributions of directors who have developed valuable experience and insight into BD and its operations or provide a particular expertise.
Executive sessions of independent directors
The independent directors meet in executive session as a matter of course at each regular Board meeting. Following each meeting of the independent directors, the Lead Director discusses with the CEO, to the extent appropriate, matters addressed in or arising from the executive session.
Director continuing education and new director orientation
To enhance and expand the Board's knowledge of the healthcare industry and topics relevant to its oversight responsibilities generally, we provide our directors with continuing education presentations developed by both internal and external expert speakers, including presentations related to cybersecurity and artificial intelligence. Various key stakeholders, including customers and investors, also meet with the Board from time-to-time as part of our director education program. Additionally, the Board and individual directors periodically participate in site visits to BD facilities to get first-hand exposure to our business and interaction with associates at all levels. We also encourage our directors to participate in continuing director education programs conducted by outside providers. New directors also participate in management-led orientation sessions that provide them with a thorough understanding of BD’s business and strategies.
Director outside affiliations
Under our Governance Principles, non-management directors can sit on no more than three public company boards (including BD) if the director is employed on a full-time basis, and four public companies (including BD) if the director is not so employed.
Pursuant to BD's Governance Principles, directors are required to seek the consent of the Chairman and the Governance Committee prior to accepting any invitation to serve on another corporate or not-for-profit board. In reviewing any such request, consideration is given to whether the outside board creates any actual or potential conflict of interest and the director's existing time commitments, including any leadership roles the director holds on other public company boards. The Governance Committee conducts an annual review of director commitment levels, and affirms that all non-management directors are compliant with our Governance Principles. See "Director Nomination Process" on page 24 for a further discussion of the Governance Committee's review of director candidates outside time commitments and affiliations.
Political contributions
As permitted under U.S. federal law, the Company operates a political action committee ("PAC"). The BD PAC is a mechanism designed to enable eligible U.S. associates to voluntarily support candidates for elected office who share BD’s perspectives and approaches to public policy issues. Contributions to the BD PAC are entirely voluntary and are governed by the BD PAC By-Laws. BD provides administrative support to the PAC, as permitted under U.S. federal law.
The Company generally prohibits the use of BD corporate funds and assets to support U.S. federal or state candidates, political parties, ballot measures or referendum campaigns. Exceptions require approval by the CEO, General Counsel and a designated PAC member.

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Corporate governance
BD is a member of numerous trade associations through which we seek to advance collaborative and constructive approaches to industry engagement with policymakers and other stakeholders. BD also participates in a variety of issue advocacy coalitions and alliances that seek to advance policy proposals focused on key priorities for BD. In accordance with applicable laws, we have informed our major U.S. trade associations and relevant 501(c)(4) organizations that they are prohibited from applying any BD funds to support contributions to any U.S. federal or state candidate, political party, ballot measure or referendum campaign.
In all cases, BD’s policy prohibits directors and employees from using BD resources to promote their personal political views, causes or candidates, and specifies that BD will not directly or indirectly reimburse any personal political contributions or expenses.
Annual report of charitable contributions
In furtherance of BD’s commitment to good governance and transparent disclosure practices, any BD charitable contributions or pledges in an aggregate amount of $50,000 or more in any fiscal year (excluding contributions under BD’s Matching Gift Program) to entities with which BD’s directors and executive officers, or their families, are affiliated must be approved by the Governance Committee. In addition, BD posts on its website at investors.bd.com/corporate-governance/governance-documents, an Annual Report of Charitable Contributions (the “Contributions Report”) listing all contributions and pledges made by BD during the preceding fiscal year in an amount of $10,000 or more to such affiliated organizations. The Contributions Report includes a discussion of BD’s contributions philosophy.
Shareholder engagement
BD believes that effective corporate governance should include regular, constructive conversations with our shareholders. Each year BD conducts a robust shareholder engagement program to address shareholder questions and concerns, and to seek input and gain perspective on Company policies and practices. Topics covered include, among others, corporate strategy, board composition and refreshment, sustainability, human capital management and executive compensation.

December-January
•Publish Annual Report to Shareholders and Proxy Statement •Conduct engagement with shareholders on ballot items •Hold Annual Meeting of Shareholders

July-October
•Active engagement by reaching out to top 75 shareholders •Shareholder feedback shared with the Board •Board considers and incorporates shareholder feedback received throughout the year

February-June
•Review Annual Meeting of Shareholders’ results with the Board
•Incorporate shareholder feedback into upcoming Corporate Sustainability Report
•Evaluate proxy season trends, corporate governance best practices, and regulatory developments

42

Corporate governance
Summary of shareholder meetings
During our 2025 engagement, we reached out to our top 75 shareholders, representing approximately 71% of our outstanding shares, to offer engagement meetings, and subsequently engaged with shareholders holding approximately 47% of our outstanding shares. The Lead Director and other Board members participated in a number of these meetings. These meetings also included senior representatives from one or more of our corporate secretary, investor relations, sustainability, human resources, regulatory and quality teams. The table below summarizes the key topics that were of interest to our shareholders during the 2025 engagement season:

Commonly discussed topics during BD's 2025 shareholder engagement season

•Corporate Strategy •Waters RMT Transaction •Sustainability Reporting and Oversight •Risk Mitigation and Tariff Strategy	•Product Quality and Safety •Human Capital Management •Executive Compensation •Supply Chain Management	•Director Tenure •Board Refreshment and Composition •Director Onboarding

Each year, the Board reviews the feedback from our shareholder engagements and discusses opportunities to improve our governance and other practices. The substantial majority of the shareholders to whom we spoke to in 2025 were supportive of our current practices, including Board composition and refreshment, the progress on our sustainability goals and related disclosures, and our executive compensation program. Practices that the Board and management have adopted in the past as a result of our dialogue with shareholders include enhancing the director skills matrix and disclosures on Board representation and refreshment in our proxy statement, updating disclosure on director education and adding information on BD’s contribution to health equity in our Corporate Sustainability Report.
Other Ways We Engage: In addition to BD’s annual shareholder outreach and engagement program, BD engages in activities designed to inform and seek shareholder input throughout the fiscal year, including without limitation, quarterly earnings calls, industry presentations and conferences.
Communications with the Board
Our relationship with our shareholders and their views about BD are important to us, and the Board recognizes the value of director engagement with BD’s shareholders. Shareholders or other interested parties wishing to communicate (including with respect to accounting, internal accounting controls or auditing matters) with the Board, the independent directors as a group or with any individual director, may do so by contacting BD’s corporate secretary directly or by contacting BD’s Lead Director in any of the following ways:
•by mail, addressed to BD Lead Director, P.O. Box 264, Franklin Lakes, New Jersey 07417-0264;
•by calling the BD Ethics Helpline, an independent toll-free service, at 1-800-821-5452 (available seven days a week, 24 hours a day) and callers from outside North America should use “AT&T Direct” to reach AT&T in the U.S. and then dial the above toll-free number); or
•by email to ethics_office@bd.com.
All communications will be kept confidential and promptly forwarded to BD’s Lead Director, who shall, in turn, forward them promptly to the appropriate director(s). Such items that are unrelated to a director’s duties and responsibilities as a Board member may be excluded by our corporate security department, including, without limitation, solicitations and advertisements, junk mail, product-related communications, job referral materials and resumes, surveys, and material that is determined to be illegal or otherwise inappropriate.
The Board has established a process by which shareholders can communicate with our independent directors regarding executive compensation, corporate governance, board and CEO succession, risk management oversight and other matters within the purview of the Board. This process can be found on our website at investors.bd.com/corporate-governance/contact-the-board. The Board may also initiate direct communications with BD shareholders at any time, in its discretion.

2026 Notice of Annual Meeting and Proxy Statement	43

Corporate governance
Non-management director compensation
The Board believes that providing competitive compensation is necessary to attract and retain qualified non-management directors. The key elements of BD’s non-management director compensation are a cash retainer, equity compensation, Committee chair fees and Lead Director fees. Approximately two-thirds of the base compensation paid to non-management directors (cash retainer and equity) is equity-based compensation. See “Equity ownership by directors” below. Mr. Polen does not receive compensation for his service as a director.

The Governance Committee reviews the compensation of BD’s non-management directors and makes recommendations to the Board. The Governance Committee may not delegate these responsibilities to another Committee or members of management. For fiscal year 2025, the Governance Committee retained Semler Brossy as an independent consultant for this purpose. Semler Brossy's responsibilities include providing market comparison data on director compensation at peer companies, tracking trends in director compensation practices, and advising the Governance Committee regarding the components and levels of director compensation. The Governance Committee did not identify any conflict of interest on the part of Semler Brossy or any other factor that would impair Semler Brossy’s independence. BD management does not play any role in either recommending or determining non-management director compensation.

Summary of director compensation

Compensation	Amount
Annual Cash Retainer	$120,000	(paid quarterly)
Annual Restricted Stock Unit Grant Value	$215,000	(using the same methodology used to value awards made to our executive officers)(1)
Annual Committee Chair Retainer	$25,000	(paid annually in arrears)
Annual Lead Director Retainer	$40,000	(paid annually in arrears)
(1)The restricted stock units vest and underlying shares are distributed at the earliest of one year following the grant or the next Annual Meeting of Shareholders, unless deferred at the election of the director.
Changes to non-management directors' compensation
During fiscal year 2025, the Governance Committee undertook a review of non-management directors’ compensation, which was last reviewed and increased immediately following the 2023 Annual Meeting of Shareholders, with the assistance of Semler Brossy. This included an analysis of non-management directors’ compensation in the case of certain peer companies, including the forms of equity compensation used, the mix of cash and equity compensation and total compensation. The peer group used in this analysis included the following companies: Abbott Laboratories; Agilent Technologies, Inc.; Baxter International Inc.; Boston Scientific Corporation; Danaher Corporation; GE Healthcare; Medtronic plc; Stryker Corporation; Thermo Fisher Scientific Inc.; and Zimmer Biomet Holdings, Inc.
Following this review, the Board approved a change to non-management directors’ compensation, effective at the conclusion of the 2026 Annual Meeting, to increase the annual cash retainer to $125,000 and the annual restricted stock unit grant value to $220,000.
Equity ownership by directors
The Board believes that directors should hold meaningful equity ownership positions in BD to further align the interests of our non-management directors with our shareholders. To that end, a significant portion of non-management directors’ compensation is in the form of equity awards. Under the Board’s share ownership guidelines, each non-management director is required to own shares of BD common stock (which includes restricted stock units) valued at five times the annual cash retainer and must comply with the guidelines within five years of joining the Board. As of the date of this proxy statement filing, all our non-management directors have achieved or are on track to achieve the required share ownership target.

44

Corporate governance
Other arrangements
BD reimburses non-management directors for travel and other business expenses incurred in the performance of their services for BD. Directors may travel on BD aircraft in connection with such activities, and, on limited occasions, directors’ spouses have joined them on such flights. Per SEC rules, no compensation is attributed to the directors for these flights in the table below, since the aggregate incremental costs to BD of spousal travel were negligible. Directors are also reimbursed for attending director education courses and are eligible to participate in BD’s Matching Gift Program, pursuant to which BD matches charitable contributions made to qualifying non-profit organizations, subject to an aggregate limit per participant of $5,000 per calendar year.
Directors’ deferral plan
Directors may defer receipt of all or part of their annual cash retainer and other cash fees under the 1996 Directors’ Deferral Plan (the "Directors' Deferral Plan"). Directors may also defer receipt of shares issuable to them under their restricted stock unit awards. A general description of the Directors’ Deferral Plan appears on page 94.

2026 Notice of Annual Meeting and Proxy Statement	45

Corporate governance
Fiscal 2025 director compensation
The following table sets forth the compensation earned or received by BD’s non-management directors during fiscal year 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
William M. Brown	120,000	215,172	0	335,172
Catherine M. Burzik(4)	145,000	215,172	0	360,172
Carrie L. Byington, M.D.	120,000	215,172	10,000	345,172
R. Andrew Eckert	145,000	215,172	5,000	365,172
Claire M. Fraser, Ph.D.	120,000	215,172	9,500	344,672
Gregory J. Hayes(5)	42,125	181,329	0	223,454
Jeffrey W. Henderson	145,000	215,172	0	360,172
Robert L. Huffines(6)	0	0	0	0
Christopher Jones	145,000	215,172	5,000	365,172
Timothy M. Ring	120,000	215,172	0	335,172
Bertram L. Scott	160,000	215,172	0	375,172
Joanne Waldstreicher, M.D.	120,000	215,172	1,000	336,172
Jacqueline Wright(6)	0	0	0	0
(1)Reflects cash retainer, Committee chair fees, and, for Mr. Scott, the Lead Director fee.
(2)Amounts reflect the grant date fair value under FASB ASC Topic 718 of restricted stock units awarded to non-management directors during fiscal year 2025. Since the average BD closing stock price for the 30 trading days prior to grant is used to value the award and determine the number of units granted, rather than the grant date stock price, the amounts reflected for the grants are different than the $215,000 target award value. For a discussion of the assumptions made in arriving at the grant date fair value of these awards, see Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.
Listed below are the aggregate outstanding restricted stock unit awards held by the persons listed above at the end of fiscal year 2025. The amounts shown include, for certain directors, restricted stock units granted prior to January 2015 that are not distributable until the director leaves the Board.

Name	Stock Awards Outstanding at September 30, 2025 (#)
William M. Brown	947
Catherine M. Burzik	5,418
Carrie L. Byington, M.D.	947
R. Andrew Eckert	947
Claire M. Fraser, Ph.D.	20,148
Gregory J. Hayes	806
Jeffrey W. Henderson	947
Robert L. Huffines	0
Christopher Jones	11,984
Timothy M. Ring	947
Bertram L. Scott	26,253
Joanne Waldstreicher, M.D.	947
Jacqueline Wright	0
(3)Except as otherwise noted, amounts shown represent matching gifts under BD’s Matching Gift Program. The amount shown for Dr. Byington includes $5,000 matching gifts for calendar years 2024 and 2025 that are reportable for fiscal year 2025. Dr. Fraser's amount includes $9,500 for service on BD's Science Advisory Board pursuant to her previously disclosed consulting agreement.
(4)Ms. Burzik did not stand for re-election at the 2026 Annual Meeting.
(5)Mr. Hayes was elected to the Board in March 2025.
(6)Mr. Huffines and Ms. Wright were elected to the Board in December 2025.

46

Proposal 2: Ratification of selection of independent registered public accounting firm
E&Y has been selected by the Audit Committee as BD’s independent auditors for fiscal year 2026. The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of BD’s independent auditors. Shareholders are being asked to ratify the Audit Committee’s selection of E&Y. If ratification is withheld, the Audit Committee will reconsider its selection.
A representative of E&Y is expected to attend the 2026 Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement.
Listed below are the fees billed to BD by E&Y for services rendered during fiscal years 2025 and 2024.

	2025 (1)	2024
Audit Fees	$33,342,000	$21,980,500	“Audit Fees” include fees associated with the annual audit of BD’s consolidated financial statements, reviews of BD’s quarterly reports on Form 10-Q, registration statements filed with the SEC and statutory audits required internationally.
Audit Related Fees	$583,000	$468,000	“Audit Related Fees” consist of assurance and related services that are reasonably related to the performance of the audit or interim financial statement review and are not reported under Audit Fees. These services include benefit plan audits and other audit services requested by management, which are in addition to the scope of the financial statement audits.
Tax Fees	$762,000	$1,300,000	“Tax Fees” includes tax compliance, assistance with tax audits, tax advice and tax planning.
All Other Fees	$265,000	$7,200	“All Other Fees” includes various miscellaneous services, including portfolio and corporate strategy review and certain sustainability-related non-financial reporting services.
Total	$34,950,000	$23,755,700
(1)The 2025 amount reflects fees incurred in conjunction with the Waters RMT Transaction.
Pre-approval of audit and non-audit services
The Audit Committee is responsible for appointing BD’s independent auditors and approving the terms of the independent auditors’ services. The Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services to be provided by the independent auditors, as described below and which shall be reviewed annually. In 2025, fees for all of the services listed in the above table were pre-approved, and then subsequently approved, by the Audit Committee.
Audit Services. Under the policy, the Audit Committee will appoint BD’s independent auditors each fiscal year and pre-approve the engagement of the independent auditors for the audit services to be provided.
Non-Audit Services. In accordance with the policy, the Audit Committee has established detailed pre-approved categories of non-audit services that may be performed by the independent auditors, subject to certain dollar limits. The Audit Committee has also delegated to the chair of the Audit Committee, subject to certain dollar limits, the authority to approve additional non-audit services by the independent auditors that either are not covered by the pre-approved categories or exceed the pre-approved dollar limits, provided that the full Audit Committee is informed of each service at its next regularly scheduled meeting. All other non-audit services are required to be pre-approved by the entire Audit Committee.
The Audit Committee believes that the provision of the non-audit services described above by E&Y is consistent with maintaining the independence of E&Y. The Audit Committee periodically considers the rotation of the independent auditors. The Audit Committee believes that the continued retention of E&Y to serve as BD’s independent auditors is in the best interests of BD and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

2026 Notice of Annual Meeting and Proxy Statement	47

Report of the audit committee
The Audit Committee reviews BD’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of BD’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee monitors these processes.
In this context, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that BD’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from BD and its management, and the independent auditors provided to the Audit Committee the written disclosures and the letter pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence. The Audit Committee discussed with BD’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of BD’s internal controls, and the overall quality of BD’s financial reporting. Management has also reviewed with the Audit Committee its report on the effectiveness of BD’s internal control over financial reporting. The Audit Committee also received the report from the independent auditors on BD’s internal control over financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in BD’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE
Jeffrey W. Henderson (Chair)
Carrie L. Byington, M.D.
R. Andrew Eckert
Gregory J. Hayes
Christopher Jones
Timothy M. Ring

48

Proposal 3: Advisory vote to approve named executive officer compensation
The Compensation Discussion and Analysis beginning on page 50 of this proxy statement describes BD’s executive compensation program and the compensation decisions made with respect to our CEO and the other executive officers named in the Summary Compensation Table on page 73 (who we refer to as the “named executive officers” or “NEOs”). Pursuant to Section 14A of the Exchange Act, the Board is asking shareholders to cast a non-binding advisory vote on the following resolution:
“RESOLVED, that the shareholders of Becton, Dickinson and Company (“BD”) approve the compensation of the BD executive officers named in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).”
As we describe in the Compensation Discussion and Analysis, our executive compensation program embodies a pay-for-performance philosophy that supports BD’s business strategy and aligns the interests of our executives with those of our shareholders. At the same time, we believe our program does not encourage excessive risk-taking by management. We believe that the compensation actions discussed in the Compensation Discussion and Analysis appropriately reflected the performance of our named executive officers and BD during the year.
For these reasons, the Board is asking shareholders to support this Proposal. While the advisory vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our shareholders and will take into account the outcome of the vote when considering our compensation program and future compensation decisions for our executive officers. The Board has adopted a policy of holding advisory votes to approve named executive officer compensation on an annual basis, and the next advisory vote will be held at our 2027 Annual Meeting of Shareholders (the "2027 Annual Meeting").

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

2026 Notice of Annual Meeting and Proxy Statement	49

Compensation discussion and analysis
Executive summary
This section provides an overview of our executive compensation philosophy and executive compensation program, and the compensation actions taken with respect to our named executive officers. The named executive officers for fiscal year 2025 were:
•Thomas E. Polen, Chairman, Chief Executive Officer and President
•Christopher J. DelOrefice, Executive Vice President and Chief Financial Officer
•Richard E. Byrd, Executive Vice President and President, Interventional Segment
•Michael C. Feld, Executive Vice President, Chief Revenue Officer and President, Life Sciences Segment
•Michael D. Garrison, Executive Vice President and President, Medical Essentials and BioPharma Systems Segments
On October 15, 2025, Mr. Feld's role was expanded to include the added title of Chief Revenue Officer. He will remain Executive Vice President and President, Life Sciences Segment until the closing of the RMT transaction with Waters Corporation (“Waters”) to combine the BD Biosciences and Diagnostic Solutions business with Waters (the “Waters RMT Transaction”). In addition, on October 15, 2025, we disclosed that Mr. DelOrefice notified us of his resignation in order to pursue a new professional opportunity. Mr. DelOrefice remained in his role until his departure on December 5, 2025. All references in this section to years are references to our fiscal year, which starts on October 1 and ends on September 30, unless otherwise noted. In this section, when discussing our financial performance and awards under our Performance Incentive Plan (the “PIP”), we refer to certain financial measures that do not conform to GAAP. Appendix A to this proxy statement contains reconciliations of these non-GAAP measures to the comparable GAAP financial measures.
Our compensation objectives and practices
Our goal is to provide an executive compensation program that best serves the long-term interests of our shareholders. We believe that attracting and retaining superior talent and rewarding performance is key to delivering long-term shareholder returns, and that a competitive compensation program is critical to that end. The objectives of our executive compensation program include:
•Aligning the interests of our executives with our shareholders through equity compensation and share retention and ownership guidelines.
•Driving superior business and financial results by setting clear, measurable short- and long-term performance targets that support our business strategy and the creation of long-term shareholder value, while at the same time taking care to ensure that our executives are not incentivized to take inappropriate risks.
•Maintaining a pay-for-performance philosophy by tying a significant portion of pay to performance against performance targets.
•Offering competitive compensation that helps attract and retain high-performing executives who are essential to developing and executing our strategy and creating long-term value for our shareholders.
In administering the program, the Compensation Committee seeks to provide transparency to BD executives and associates and to our shareholders on all aspects of BD’s compensation and benefits structure. This includes disclosure of performance targets and payout formulas, benefits provided under the program, and the Compensation Committee’s use of discretion in determining award payouts.

50

Compensation discussion and analysis
The following is a summary of important aspects of our executive compensation program discussed later in this section.

	What We Do	What We Don’t Do

Competitive Compensation Program
 Use balanced mix of cash and equity compensation and annual and long-term incentives.
 Have an independent advisor engaged by our Compensation Committee to advise on designing our compensation program and making compensation decisions.
 Benchmark compensation levels and design to support a competitive compensation program.
No employment agreements with our executive officers. Do not follow market practices that are not aligned with the Company's business or talent strategies.

Pay for Performance
 Align executive compensation with the execution of our business strategy by using performance metrics that reward behaviors that support our business objectives and long-term shareholder value.
 Balance performance metrics in our incentive plans so that undue weight is not given to any one metric, and measure performance over annual and multi-year performance periods.
 Large majority of compensation is at-risk and tied to the performance of the Company.
While we emphasize “at risk” pay tied to performance, our program does not encourage excessive risk-taking by management. No guaranteed incentive awards for executive officers.

Strong Compensation Policies
 Robust share retention and ownership guidelines.
 Executive Officer Cash Severance Policy capping cash payments to executives upon termination under new arrangements to 2.99x salary plus bonus.
 “Double-trigger” change in control agreements with our executive officers, and double-trigger vesting provisions for equity compensation awards.
 Clawback policies tied to financial restatements, breaches of restrictive covenants or certain misconduct that goes beyond requirements of NYSE listing standards.
 Pre-established timing for annual equity awards.

 No below market exercise prices or reload provisions for equity awards, and no repricing of equity awards without shareholder approval.
 Prohibition on pledging BD shares or hedging against the economic risk of ownership.
 No excise tax "gross-ups" in our change in control agreements.

2026 Notice of Annual Meeting and Proxy Statement	51

Compensation discussion and analysis
Overview of compensation vehicles and alignment to strategy
BD is focused on delivering sustainable growth and shareholder value and making appropriate investments for the future. In 2025, BD management operated the business consistent with three core strategies: Grow, Simplify and Empower under our BD 2025 strategy. Our compensation program is designed to support our BD 2025 strategy and align the interests of our executives with those of our shareholders by directly linking pay to performance metrics that drive our financial results.

Pay Element	Type	2025 Performance Metrics		Alignment with Strategic Imperatives

Base Salary	Cash			Grow Accelerate revenue growth and shift into higher growth markets Drive operational excellence to improve customer experience and expand margins
PIP (annual incentive)	At-risk cash	•Revenues (40%) •Adjusted Earnings Per Share (20%) •Operating Margin (20%) •Free Cash Flow Conversion (20%)	± 5% Strategic Scorecard Modifier

Simplify Boldly expand and embed simplification Strengthen and achieve quality and compliance culture
Long-term Incentive	Performance Units (50%)	•Revenue Growth (50%) •Return on Invested Capital (50%)	± 20% Relative Total Shareholder Return Modifier

Empower Empower our teams with the right strategy, culture, capabilities and digital backbone
	Stock Appreciation Rights ("SARs") (25%)	•Stock Price Appreciation

	Time Vested Units (“TVUs”) (25%)	•Stock Price Appreciation

Updates for 2025 Compensation Program
For the 2025 performance period, aligned with our Grow and Simplify core strategies of BD 2025, the Compensation Committee in November 2024, approved and updated the methodology for calculating achievement of performance for the free cash flow metric in the annual incentive program (“PIP”). The Compensation Committee updated the free cash flow metric from free cash flow as a percentage of revenue to free cash flow conversion as a percentage of adjusted net income to align payouts with how investors track BD’s cash discipline. This updated metric also reinforces robust cash planning and prioritization reviews which align management interests with shareholders.
Additionally, for the long-term incentive (“LTI”) program, to provide a consistent framework for all senior leaders at BD who are VP level and above, the Compensation Committee adjusted the November 2024 LTI grant mix for the executive officers to move from 30% SARs to 25% SARs and 20% TVUs to 25% TVUs, keeping the weighting of Performance Units consistent at 50%.

52

Compensation discussion and analysis
2025 financial performance**

$21.8B Total Revenues	$5.82 Reported EPS $14.40 Adjusted Diluted EPS	~$3.4B Net Cash From Continuing Operations

Executing strategic transformation to unlock value through New BD
BD is taking decisive actions to become a focused, pure-play MedTech leader, with the goal of unlocking significant value for shareholders and positioning the Company for sustainable growth.
•New BD has a deep innovation pipeline in attractive markets such as Biologic Drug Delivery, Advanced Patient Monitoring, Urinary Incontinence, and Advanced Tissue Regeneration, as well as a best-in-class consumables revenue profile of over 90%.
•Achieved record fiscal year 2025 revenue of $21.8 billion, GAAP EPS of $5.82 and record adjusted diluted EPS of $14.40**.
•Re-architected our operating model to align commercial teams directly with each business unit, expanded sales force in high-growth markets, and appointed a Chief Revenue Officer to accelerate our initiatives to become a best-in-class commercial organization to deliver incremental growth.
•Launched BD Incada™, an AI-enabled platform that will unify BD device data into one intelligent ecosystem, and our next generation BD Pyxis™ Pro Medication Dispensing platform, that delivers smarter, more secure medication storage, which enables faster access at the point of care.
•Strong momentum with over 25 new product launches across high-growth end-markets as BD 2025 investments advance to market.

BD Excellence continues to drive operational performance
BD Excellence continues to drive strong P&L leverage, enabling reinvestment in innovation and commercial capabilities.
•BD Excellence is driving robust improvements across our manufacturing sites, resulting in improvements in quality, reaching record highs this year driven by a 50% reduction in manufacturing non-conformances, and productivity, up over 8% year-over-year, helping us achieve the lowest CapEx-to-revenue ratio in over a decade.
•Consistently executed on our margin goals in fiscal year 2025, driven by BD Excellence, supporting incremental investments in sell and R&D.

Portfolio optimization and enhanced capital allocation strategy
On track to complete the value-creating combination of Biosciences and Diagnostic Solutions with Waters Corporation (“Waters”) via a tax-efficient Reverse Morris Trust (“RMT”) transaction (the “Waters RMT Transaction”), positioning New BD for consistent growth and continued margin momentum, with an enhanced capital allocation framework.
•The Waters RMT Transaction maximizes BD shareholder value by securing a ~39% ownership interest in the combined company and BD’s shareholders proportionate participation in future value-creation initiatives and growth, while continuing to capture benefits from the New BD transformation.
•BD to receive expected transaction cash distribution of ~$4 billion*, with commitment to use at least half of the cash proceeds for share repurchases, with the balance used for debt repayment.
•Returned $2.2 billion dollars to shareholders in fiscal year 2025, through share repurchases and dividends.
•54th consecutive year of dividend increases, extending our long-standing recognition as a member of the S&P 500 Dividend Aristocrats Index, a distinction that reflects the consistency and reliability of our dividend policy.
•Continue to make progress towards ~2.5x net leverage target.

*    Amount of cash distribution subject to adjustment for cash, working capital and indebtedness and in the event that additional Waters shares are issued to BD shareholders in the Waters RMT Transaction in order to achieve tax ownership threshold.
**    We refer above to certain financial measures that do not conform to generally accepted accounting principles ("GAAP"). Appendix A to this proxy statement contains reconciliations of these non-GAAP measures to the comparable GAAP financial measures. Financial information presented in the tables reflects BD’s results on a continuing operations basis.

2026 Notice of Annual Meeting and Proxy Statement	53

Compensation discussion and analysis
2025 executive compensation decisions
Below is a summary of compensation actions taken in 2025 with respect to our NEOs.
Salary. Mr. Polen received a salary increase of 3% during the year, consistent with salary increases made generally at BD. Mr. Byrd and Dr. Garrison received a 10.7% and 3.3% salary increase, respectively, to commensurately progress their pay towards the market median based on continued growth in their roles as Segment Presidents. Mr. DelOrefice received a 6.3% increase to maintain market competitiveness with peers. Mr. Feld received no salary increase as he joined BD in August 2024.
Annual incentive compensation. BD's performance for the year resulted in a calculated financial performance factor of 77% of target under the PIP formula. BD’s 2025 PIP, including the metrics and targets, were selected and approved in November 2024, prior to the announcement and implementation of tariffs imposed by the U.S. government and reciprocal tariffs imposed by its trading partners. Once the tariffs were in effect, rather than revising the metrics or the targets mid-cycle, the Compensation Committee worked with its independent consultant to develop an approach to considering the appropriateness of adjustments to the financial results. Following the Compensation Committee’s creation of a framework to consider adjusting the PIP performance factor, a holistic review of the list of considerations for decision-making and the scorecard to evaluate the management of the tariff impact on BD as discussed on page 64, the Compensation Committee approved a final PIP performance factor of 85%. For more information, see "2025 Compensation Actions" beginning on page 62. All the NEOs received a PIP award consistent with the final PIP performance factor of 85%; payouts were based on individualized performance percentages and the final PIP performance factor of 85%. For a full discussion of the 2025 PIP awards made to our NEOs, see “PIP Awards” beginning on page 63.
Equity compensation.
Fiscal 2025 grants. Consistent with our goal of aligning incentive compensation to the interests of our shareholders, equity compensation continued to represent a significant component of total compensation in 2025. The Compensation Committee determined the equity compensation grant values for each NEO after taking into account market data, recommendations from the Compensation Committee’s independent consultant, and individual performance and potential. The increase in Messrs. Polen's, DelOrefice's and Byrd's and Dr. Garrison's awards over the prior year were made to better position the executives' pay within a competitive range of BD's peer group for their respective positions.
Vesting of Performance Based Awards. In November 2024, Performance Units covering the fiscal 2022-2024 performance period vested. The performance metrics for these awards were average annual return on invested capital ("ROIC") and average annual Revenue growth, with a performance payout modifier based on BD's relative total shareholder return ("TSR"). For the 2022-2024 Performance Units, the performance of average annual ROIC, average annual Revenue growth and BD’s relative TSR, are discussed under "2025 Compensation Actions" beginning on page 62. The 2022-2024 Performance Units paid out at 137% of target.
2025 say-on-pay results
At our 2025 Annual Meeting, approximately 89% of the shares voted were cast in support of BD’s advisory vote on NEO compensation ("say-on-pay") paid in fiscal year 2024. The Compensation Committee views the vote as broad general shareholder support for our executive compensation program. Based on our say-on-pay vote and the Compensation Committee’s ongoing benchmarking of our compensation policies and practices, the Compensation Committee believes that our compensation program effectively aligns the interests of our NEOs with those of our shareholders and the long-term goals of BD.
2025 shareholder engagement
We routinely engage with shareholders to seek feedback on a number of topics, including our executive compensation program, as discussed on page 42, and consider that feedback in our executive compensation program. Based upon the feedback during our 2025 engagement, the Compensation Committee did not make any changes to our program following our 2025 say-on-pay vote.

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Compensation discussion and analysis
Design and structure of 2025 executive compensation
The compensation of our NEOs is weighted towards performance-based compensation, where the amount received by an executive varies based on Company and individual performance. As shown in the charts below, approximately 72% of Mr. Polen’s and an average 65% of the other NEO’s 2025 total target compensation was performance-based pay.
2025 total target compensation(1)

CEO Compensation Mix	Other NEOs Compensation Mix

8%
12%
20%
20%
40%
72%
Performance-
Based
80%
Long-Term

16%
19%
16%
65%
Performance-
Based
18%
63%
Long-Term
32%

Salary	PIP	Performance Units	SARs	TVUs

(1)Actual amounts received (and the percentage of total compensation coming from performance-based compensation) may differ from target amounts based on performance and BD’s stock price. Percentages in above graphs are rounded.
For purposes of the above charts, “performance-based” compensation includes PIP awards, Performance Units, and SARs, while compensation that is not performance-based includes salary and TVUs. We consider SARs performance-based compensation because they require stock price appreciation to deliver value to an executive.

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Compensation discussion and analysis
The key elements of our compensation program
The key elements of our executive compensation program in 2025 are summarized below. For a fuller description of these elements, see "Description of our key compensation elements" beginning on page 58.

	Fixed	Variable

	Base Salary	PIP	Long-Term Incentives

			SARs	Performance Units	TVUs

What?	Cash	Cash	Equity	Equity	Equity

When?	Annual	Annual	10-year term; 4-year vesting period	3-year performance and vesting period	3-year vesting period

Description	Fixed cash compensation based on performance, scope of responsibilities, experience and competitive pay practices.	Annual variable cash payment tied to performance during the fiscal year.	Exercisable for shares based on difference between exercise price and BD stock price, and generally vest ratably over four years.	Performance-based restricted stock units, with payout tied to BD’s performance over three-year performance period and vesting at the end of three-year performance period.	Restricted stock units that vest in three annual installments beginning one year from grant.

Purpose	Provide a fixed, baseline level of compensation.	•Drive business performance towards achievement of annual goals. •Reward individual contributions to BD’s performance.	•Increase executive ownership to align interests with shareholders. •Drive long-term, sustained business performance. •Reward creation of shareholder value. •Promote executive retention.

Performance period and metrics for performance-based compensation in 2025

1 Year (PIP Awards)	3 years (Performance Units)	10 Years (SARs)
Revenues	ROIC	Stock Price Appreciation
Adjusted EPS	Revenue Growth
Operating Margin Percentage	Relative TSR (modifier)
Free Cash Flow Conversion as a Percentage of Adjusted Net Income
Strategic Scorecard
Gross Margin Percentage Target
Manufacturing Cost Per Unit Target

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Compensation discussion and analysis
Description of metrics for performance-based compensation in 2025

Revenues
Revenues measure BD’s ability to commercialize products and services and innovate and compete in the global marketplace. This measure reinforces the importance of sustaining strong “top-line” growth under our business strategy.

Adjusted EPS
“Adjusted EPS” is our GAAP diluted earnings per share less acquisition-related purchase accounting adjustments and financing, integration, restructuring and transaction costs. We use Adjusted EPS because it is one of the primary bases on which BD sets performance expectations each year and earnings is a widely used measure of overall Company performance on both growth and profitability. The use of Adjusted EPS is consistent with how we report our operating results to the financial community.

Operating Margin Percentage	Operating Margin Percentage focuses management on driving profitable, margin-accretive revenue growth. Increasing our operating margin is a key component of our BD 2025 strategy. "Operating Margin" is BD's operating income (before taxes), expressed as a percentage of revenues.

Free Cash Flow Conversion as Percentage of Adjusted Net Income
This metric measures how efficiently BD converts its adjusted business performance into cash and directly aligns performance with the metric reported externally to the financial community. This measure reinforces robust cash planning and prioritization reviews which aligns management interests with shareholders.

ROIC
ROIC measures profitability and how effectively Company assets are being used. This metric requires our executives to effectively manage a number of different aspects of the business, including new product introductions, productivity improvements and geographic expansion.

Relative TSR
We use relative TSR as a modifier of Performance Unit payouts. Relative TSR measures BD’s stock performance (assuming reinvestment of dividends) during the performance period against the group of companies included in the S&P 500 Healthcare Equipment & Supplies Index (the “TSR Group”). Performance Unit payouts are modified based on the relative rank of BD’s TSR compared to the TSR Group during the performance period. The use of relative TSR as a modifier allows Performance Unit payouts to reflect BD’s performance, as measured by our stock price over time, compared to peer companies facing similar business and economic conditions.

Gross Margin Percentage	Gross margin percentage focuses management on profitable growth and the ability to minimize costs aligned with our BD 2025 strategic imperatives to drive operational excellence and expand margins. "Gross Margin Percentage" is measured by gross margin performance versus budget and will be graded on a currency neutral basis versus budget. “Gross margin” means the percentage of revenue that remains after subtracting the cost of goods sold.

Manufacturing Cost Per Unit	Manufacturing cost per unit focuses management on operating efficiency aligned with our BD 2025 strategic imperatives to drive operational excellence and manufacturing productivity under BD Excellence. "Manufacturing cost per unit" means percentage of manufacturing plants with favorable cost per unit versus budget on a currency, volume and mix neutral basis. "Cost per unit" is the total value of production divided by the total unit volume produced.

The Compensation Committee believes that, together, these measures provide a balanced set of performance targets that focus on growth, profitability, innovation and operating efficiency aligned with our Grow, Simplify, and Empower strategies.
When measuring actual performance against financial targets, only results from BD’s continuing operations are considered. Also, adjustments are made to account for the impact of foreign currency exchange rates in effect during the year, whether favorable or unfavorable to BD, compared to the rates we budgeted when the targets were set. This ensures management is measured on underlying performance and is not harmed or benefitted by fluctuations in exchange rates for USD translation reporting purposes.

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Compensation discussion and analysis
Appendix A to this proxy statement contains reconciliations of these non-GAAP measures to the comparable GAAP financial measures.
How performance goals are set
The Compensation Committee considers BD’s business plan and the environment in which BD is operating when setting performance targets for the PIP and Performance Units. The Compensation Committee seeks to reward what it deems to be superior performance by management in consideration of current industry conditions and growth trends. The Compensation Committee sets what it believes are challenging performance targets in light of the BD operating plans reviewed by the Board, and structures payouts so that they are aligned with BD’s performance against those targets.
Description of our key compensation elements
Below is a description of the key elements of our compensation program set forth on page 56 above.
Base salary
Base salary is the fixed component of the compensation paid to our executive officers, and is determined based on the relative importance of the position, the person's experience, competitive marketplace practices, and the individual’s performance. Base salaries are reviewed annually, with any increase going into effect the following January.
PIP awards
The PIP provides our executives an opportunity to receive an annual cash award based on BD’s performance for the fiscal year and their contribution to that performance, as part of our pay-for-performance philosophy. For the 2025 performance period, in November 2024, the Compensation Committee approved and updated the metric for free cash flow, maintaining the other core metrics, weightings and payout curves and set the targets for those metrics. Additionally, the Compensation Committee kept the same Strategic Scorecard Modifier goals for the PIP for 2025 to continue to focus on gross margin percentage and manufacturing cost per unit targets, which focus management on profitable growth, the ability to minimize costs and operating efficiency aligned with our BD 2025 strategic imperatives to drive operational excellence and expand margins under BD Excellence. The Strategic Scorecard Modifier can result in an adjustment to performance achievement ranging from a decrease of 5% to an increase of 5% in the PIP factor based on management's ability to achieve the goals.
As discussed earlier, for 2025, the Compensation Committee updated the free cash flow metric from free cash flow as a percentage of revenue to free cash flow conversion as a percentage of adjusted net income to better reflect how management measures how efficiently the Company converts its adjusted business performance into cash. Free cash flow conversion also directly aligns performance with externally communicated metrics to the investor community. This updated metric also reinforces robust cash planning and prioritization reviews which align management interests with shareholders.

2025 PIP Weightings

Adj. EPS	Operating Margin	Revenue	FCF Conversion

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Compensation discussion and analysis
Setting awards
Target PIP awards for the named executive officers are expressed as a percentage of base salary. The factors considered when setting actual PIP awards include BD’s overall performance against the performance targets and the resulting performance factor, the executive’s target award and the executive’s individual performance percentage (the "Individual Performance Percentage"). The Compensation Committee (and the independent directors in the case of our CEO) has the discretion to determine what it believes is an appropriate PIP award to recognize BD’s performance and the executive’s contribution to that performance. It is the Compensation Committee’s intent, though, to set individual PIP awards based on the PIP performance factor for the year and the Individual Performance Percentage.
Performance factor determined based on BD’s performance
The PIP performance factor is determined by a formula. For each performance measure, BD’s performance is compared to the target goal set by the Compensation Committee to arrive at a performance factor for that measure. The performance factor determined by the PIP formula may be modified based on management’s performance under the Strategic Scorecard.
The final performance factor is subject to the approval of the Compensation Committee, and the Compensation Committee has the discretion to revise the performance factor resulting from the PIP formula and the Strategic Scorecard (the "Corporate Performance Metrics"). The Compensation Committee has the ability to approve a downward adjustment of up to 25% to the achievements of the Corporate Performance Metrics if the Compensation Committee determines that there is an unsatisfactory disparity between the corporate funding level and the funding level for other business units below the total Company level (the "Bonus Equalization Adjustment"). In making this determination, the Compensation Committee may consider extraordinary performance by one or more business units, any external factors that affected the payout pool for the business units, and the overall economic or environmental challenges during the fiscal year.
Actual awards given to our named executive officers are at the discretion of the Compensation Committee and their awards, as a percentage of their target, may be more or less than the final performance factor approved by the Compensation Committee multiplied by the Individual Performance Percentage.

PIP Performance Metrics

Revenues (40%)	Adjusted EPS (20%)		Operating Margin (20%)	Free Cash Flow Conversion as % of Adjusted Net Income (20%)

Initial PIP Performance Factor		Strategic Scorecard +/- 5%		Bonus Equalization Adjustment (if applicable)

Final Individual PIP Award	=	Individual Performance Percentage	X	Final PIP Performance Factor

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Compensation discussion and analysis
The graphs below show the applicable performance factor for threshold, target and maximum performance for each performance metric under the PIP for 2025. Performance below threshold for a performance metric results in a zero factor with respect to that metric.

Revenues	Adjusted EPS

40% Weighting	20% Weighting

Operating Margin Percentage	Free Cash Flow Conversion as Percentage of Adjusted Net Income

20% Weighting	20% Weighting

The performance factors for the measures are weighted to arrive at an overall performance factor. The payout formulas for the Revenues and Operating Margin targets have a steeper incremental curve compared to the other two measures. This is intended to better align the incentives under the PIP with our Grow and Simplify strategies of BD 2025 by increasing management's focus on profitable margin-accretive revenue growth and rewarding higher levels of performance on these two metrics.

The below table shows the Strategic Scorecard impacts based on the performance of Gross Margin Percentage and Manufacturing Cost Per Unit:

GM% vs. Budget (FXN)		Scorecard Impact
Unfavorable	Less than 0 bps	-5.0%
Neutral	Exactly 0 bps	0.0%
Favorable	1 bps to 10 bps	+1.0%
	11 bps to 20 bps	+2.0%
	Greater than 20 bps	+2.5%

% of manufacturing plants with favorable CPU vs. Budget (FXN)		Scorecard Impact
% of Plants	Less than 70%	0.0%
	70% to 80%	1.5%
	81% to 90%	2.0%
	Greater than 90%	2.5%
•Gross Margin Percentage: The achievement of budgeted gross margin percentage is a threshold requirement. If budgeted gross margin percentage is not achieved, then the scorecard impact is -5%. If budgeted gross margin percentage is exceeded, the scorecard impact can be up to 2.5% on the tiered scale.

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Compensation discussion and analysis
•Manufacturing Cost Per Unit: A minimum of 70% of plants achieving the cost per unit target is a threshold requirement. There is an ability to add up to 2.5% to the scorecard impact if the cost per unit target achieved is greater than 90% of plants on the tiered scale.
When comparing BD’s operating results to the performance targets, the Compensation Committee also has the discretion to make adjustments to BD’s results for unbudgeted items that are not considered part of our ordinary operations and other events that significantly impacted BD’s performance. Such adjustments may include, among other things, unbudgeted acquisitions or divestitures, impact of significant macro-economic, unplanned and or nonoperating events, significant gain or loss on sale of assets, significant asset impairments and material litigation and settlements. This encourages management to make business decisions based on what management believes is in the best interests of BD, rather than their possible effects on compensation. It also ensures that our executives are not unfairly rewarded for or penalized by these types of events.
Equity compensation awards
We use a mix of equity compensation vehicles to promote the objectives of our program.
•Performance Units measure BD’s performance over a three-year period and vest at the end of the three-year performance period. Performance Units reward sustained long-term financial performance and represent 50% of the total award value.
•SARs reward executives for the creation of shareholder value as reflected in our stock price over the 10-year term of the award and represent 25% of the total award value. The SARs vest one-fourth each year on the anniversary of the grant.
•TVUs are used to reduce the volatility in amounts realized from equity compensation that can arise when purely performance-based equity compensation is used. TVUs represent 25% of the total award value. The TVUs vest one-third each year on the anniversary of the grant.
Because they are equity-based and subject to long-term vesting periods, these awards also serve to align the interests of our executives with those of our shareholders in terms of stock appreciation and promote executive retention.
Changes in award mix for 2025
To provide a consistent framework for all BD senior leaders who are VP level and above, the Compensation Committee adjusted the November 2024 LTI mix for the executive officers to move from 30% SARs to 25% SARs and 20% TVUs to 25% TVUs, keeping the weighting of Performance Units consistent at 50%.

2024 Equity Compensation Awards

2025 Equity Compensation Awards

Performance Units	SARs	TVUs

Performance unit metrics and payout formula
The performance measures used for the Performance Units granted in 2025 are three-year average annual ROIC and three-year average annual Revenue growth, with a performance payout modifier based on BD's three-year relative TSR, as discussed below. Both average annual ROIC and average Revenue growth are weighted 50%.

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Compensation discussion and analysis
A payout factor for each measure is calculated to determine a final share payout, which can range anywhere from zero to 200% of target. The payout factor for each performance measure is determined by a scale that establishes a threshold performance level (resulting in a 50% payout factor for that measure), and a maximum performance level (resulting in a 200% payout factor), as shown below. Performance below the threshold level results in a zero payout factor for that measure.
ROIC Factor:

	Performance Below Target						Target	Performance Above Target
ROIC	< 5.0%	5.0%	4.0%	3.0%	2.0%	1.0%	#	1.25%	2.5%	3.75%	≥ 5.0%
ROIC Payout Factor	0	50%	60%	70%	80%	90%	100%	125%	150%	175%	200%
Revenue Factor:

	Performance Below Target						Target	Performance Above Target
Revenue Growth	< 2.0%	2.0%	1.6%	1.2%	0.8%	0.4%	#	0.5%	1.0%	1.5%	≥2.0%
Revenue Growth Payout Factor	0	50%	60%	70%	80%	90%	100%	125%	150%	175%	200%
The payout factor for the Performance Units is subject to modification based on BD’s relative TSR compared to the TSR Group for the performance period. For the Performance Units granted in 2025, the TSR Group consists of the group of companies included in the S&P 500 Healthcare Equipment & Supplies Index. The modifier can range from 120% of payout (for relative TSR at or above the 85th percentile) to 80% (for relative TSR in the lowest quartile). In the event BD has a negative absolute TSR for the performance period, the modifier will not be used to increase the payout amount, regardless of BD’s relative rank within the TSR Group.

TSR Modifier (+/- 20%)
Percentile	Modifier
>=85th	120%
50th	100%
<=25th	80%
Similar to the PIP, the Compensation Committee has the discretion to adjust BD’s average ROIC and Revenue performance for unbudgeted items and other significant events not considered part of our ordinary operations.
2025 compensation actions
Below is a discussion of compensation actions taken in 2025 with respect to our NEOs. See page 68 for information on the companies the Compensation Committee uses to benchmark executive compensation.
Salary adjustments
The base salaries of our NEOs are reviewed each November, and any adjustments go into effect in January of the following calendar year. Mr. Polen received a salary increase of 3% during the year, consistent with salary increases made generally at BD. Mr. Byrd and Dr. Garrison received a 10.7% and 3.3% salary increase, respectively, to commensurately progress their pay towards the market median based on continued growth in their roles as Segment Presidents. Mr. DelOrefice received a 6.3% increase to maintain market competitiveness with peers. Mr. Feld received no salary increase as he joined BD in August 2024.

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Compensation discussion and analysis
PIP awards
Performance against the plan targets
The threshold performance, target performance and maximum performance for each metric under the PIP for 2025, along with BD’s reported performance and adjusted performance during the year, are set forth on the following table.

	Range of Performance			Reported Performance	Adjusted Performance*	Performance Factor (rounded)
Performance Metric	Threshold	Target	Maximum
Revenues (40%) (in billions)				$21.84	$21.76	33%
Adjusted EPS (20%)				$5.82	$14.34	19%
Operating Margin (20%) (%)				11.8%	25.0%	12%
Free Cash Flow Conversion as % of Adjusted Net Income (20%)					64.3%	13%
Total						77%
*    For information on how Adjusted Performance is calculated, see Appendix A.
The above performance metrics were set in November 2024 and did not account for the unanticipated tariffs imposed by the U.S. government and reciprocal tariffs imposed by its trading partners, as further disclosed on page 64.
As it has historically done, the Compensation Committee made adjustments to the Company’s financial performance for unbudgeted items, including acquisitions and divestitures, and certain other matters that occurred during the year as discussed on page 61. The Compensation Committee made these adjustments to eliminate items that are not considered part of BD’s ordinary operations, so that only the underlying operating performance of our business was measured. These adjustments are consistent with how we reported our operating results to the financial community. The reconciliations on Appendix A provide additional detail on the adjustments made by the Compensation Committee.
Application of strategic scorecard
As stated earlier, the Strategic Scorecard sets aggressive internal targets that support BD's longer-term strategic priorities. Achievement against rigorous goals is required for any increase in payout under the strategic scorecard.

Goal	Progress During Year	Modifier
Gross Margin Percentage	BD missed Gross Margin Percentage vs. Budget (FXN) less than 0 bps	-5.00%
Manufacturing Cost Per Unit	BD achieved Manufacturing Cost Per Unit vs. budget (FXN) between 70% to 80% of plants.	1.50%
Total		-3.50%
The Company's performance against the Strategic Scorecard goals decreased the PIP performance factor by 3.5 percentage points, resulting in a total calculated PIP performance factor of 74% (rounded).

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Compensation discussion and analysis
Final 2025 corporate PIP performance factor
For 2025, the Compensation Committee considered the impact of the unanticipated and changing nature of tariffs imposed by the U.S. government and reciprocal tariffs imposed by its trading partners on BD’s financial results. BD’s 2025 PIP, including the metrics and targets, were selected and approved in November 2024, prior to the announcement and implementation of these tariffs. Once the tariffs were in effect, rather than revising the metrics or the targets mid-cycle, the Compensation Committee worked with its independent consultant to develop an approach to considering the appropriateness of adjustments to the financial results. This included:
1)a framework for assessing the impact of tariffs on the metrics;
2)a list of additional considerations that would inform the Compensation Committee’s decision; and
3)a scorecard to assess management’s effectiveness in actively managing the impact of tariffs on BD.
For the framework, the Compensation Committee asked questions such as:
•Whether the impact of tariffs was difficult to predict;
•Whether there was sufficient time for planning or to implement a work-around;
•Whether there were business impacts related to operational or executive mistakes;
•Whether adjusting incentives could hinder performance-driven outcomes;
•Whether a change could negatively impact long-term shareholder value; and
•Whether the Compensation Committee would do the same thing if the inverse were to occur (i.e., if there were an unexpected positive macroeconomic development).
The Compensation Committee’s list of considerations included the importance of evaluating decisions with consideration for the experience of all stakeholders, in order to seek outcomes that are proportionate, and the need to ensure that decisions engage employees and strengthen the long-term interests of BD. The scorecard included factors such as the effectiveness of BD’s response to tariffs, including relative to its peers, the mitigation of tariffs, the management of product quality and manufacturing efforts and the alignment between compensation payouts and the shareholder experience.
The tariffs affected three performance measures under the PIP: adjusted EPS, operating margin and free cash flow conversion as a percentage of adjusted net income. The Compensation Committee also concluded that the Strategic Scorecard Modifier, which includes gross margin, should be adjusted to remove the impact of tariffs due to the fact that gross margin and cash flow were negatively impacted by unbudgeted tariffs and the Strategic Modifier included an aggressive incremental gross margin improvement goal, supported largely by BD Excellence emphasis on manufacturing productivity. Excluding the unbudgeted tariffs, BD would have met the Strategic Modifier gross margin goal.
Following the Compensation Committee’s creation of a framework to consider adjusting the PIP performance factor, taking a holistic review of the list of considerations for decision-making and using the scorecard to evaluate the management of the impact of tariffs on BD, as discussed above, the Compensation Committee approved a final PIP performance factor of 85%, as detailed in the table below:

Adjustment Component	Description/Rationale	Impact (Percentage Points)
Financial Metrics (Adjusted EPS, Operating Margin, Free Cash Flow Conversion)	Reflected partial offset of tariff impact (up to 10 points total) to align with shareholder experience while crediting management for its tariff exposure mitigation efforts	+4 pts
Strategic Scorecard Modifier (Gross Margin)	Adjusted for tariff impact on gross margin percentage	+6 pts
Transaction-Related Costs (Waters RMT transaction to separate the Biosciences and Diagnostic Solutions business)	Excluded unplanned transaction-related costs announced after budget approval which is part of BD’s historical adjustments	+1 pt
Total Adjustments		+11 pt
Resulting Final PIP Performance Factor		85%

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Compensation discussion and analysis
Awards made to named executive officers
The following table shows the PIP awards earned by our NEOs for 2025. These awards are also set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 73.

Name	Target Incentive Award ($)	Final PIP Performance Factor	Individual Performance Percentage	Actual Incentive Award ($)
Thomas E. Polen	2,178,835	85%	100%	1,852,010
Christopher J. DelOrefice	850,000	85%	100%	722,500
Richard E. Byrd	697,500	85%	100%	592,875
Michael C. Feld	697,500	85%	90%	533,588
Michael D. Garrison	697,500	85%	90%	533,588
Following the November 2025 Compensation Committee meeting, individual awards earned by our NEOs were set forth according to the final PIP performance factor of 85% and the Individual Performance Percentage for each NEO.
Messrs. Polen, DelOrefice and Byrd each received a PIP award equal to 85% of their respective target awards, consistent with the final PIP performance factor and an Individual Performance Percentage of 100%.
Mr. Feld and Dr. Garrison each received a PIP award equal to 76.5% of their respective target awards, consistent with the final PIP performance factor and an Individual Performance Percentage of 90%, to reflect the underperformance of certain business units in their respective segments.
Equity compensation awards
2025 awards
The Compensation Committee made the equity compensation awards to our NEOs shown in the Summary Compensation Table on page 73 during fiscal year 2025. Messrs. Polen's, DelOrefice's and Byrd's and Dr. Garrison's awards reflect the Compensation Committee's decision to better position those executives' pay within a competitive range of BD's peer group for their respective positions.
The Performance Units included in these awards cover the fiscal 2025-2027 performance period. As described earlier, the payout factor for the Performance Units will be determined based on the Company's performance against the three-year ROIC and Revenue goals detailed above and modified based on the Company’s relative TSR performance during the three-year performance period. For the Performance Units granted in 2025, the TSR Group consists of the group of companies included in the S&P 500 Healthcare Equipment & Supplies Index.
Payout of 2022-2024 performance units
In November 2024, Performance Units covering the fiscal 2022-2024 performance period vested. The minimum performance, target performance and maximum performance for average annual ROIC and average annual Revenue growth over the three-year period for the 2022-2024 Performance Unit awards, along with BD's performance over the time period, are set forth on the following table. Additionally, the payout factor for these Performance Units was modified based on the Company's relative TSR performance during the time period, which was in the 75th percentile, providing a TSR Modifier of 114%. As a result, the awards paid out at 137% of target.

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Compensation discussion and analysis

	Range of Performance			Reported Performance	Adjusted Performance*	Payout Factor (rounded)
Performance Metric	Minimum	Target	Maximum
Average ROIC (50%) (%)				3.4%	11.7%	51%
Average Revenue Growth (50%) (%)				1.8%	3.5%	69%
Total						120%
Relative TSR Modifier						114%
Modified Payout Factor						137%
*    For information on how Adjusted Performance is calculated, see Appendix A.
Compensation actions relating to Mr. Feld
Mr. Feld joined BD as its Executive Vice President and President, Life Sciences Segment on August 20, 2024. To compensate Mr. Feld for certain benefits and equity compensation awards with his former employer that he forfeited by joining BD, he received a sign-on cash payment of $500,000 and sign-on equity compensation award of time-vested units valued at $1,500,000. Mr. Feld also received relocation assistance in connection with joining BD, which required him to move residences. The terms of Mr. Feld's sign-on arrangements were the result of negotiations between BD and Mr. Feld in connection with his recruitment and were approved by the Compensation Committee, in consultation with its independent consultant, as a reasonable inducement for Mr. Feld to join BD.
Other benefits under our executive compensation program
Deferred compensation
Our Deferred Compensation and Retirement Benefit Restoration Plan (the “Restoration Plan”) is an unfunded, nonqualified plan that allows eligible associates to defer receipt of cash compensation and shares issuable under certain equity compensation awards on a pre-tax basis in addition to what is allowed under our tax-qualified 401(k) Plan. The Restoration Plan is offered as part of a competitive compensation program. We do not provide any guaranteed earnings on amounts deferred under the Restoration Plan, and earnings on these accounts are based on individual investment elections. BD provides matching contributions on cash amounts deferred under the Restoration Plan, subject to certain limits. Additional information regarding the deferred compensation provisions of the Restoration Plan is on page 80.
Pension benefits
We offer pension benefits to our eligible U.S. associates. A more complete description of these pension benefits begins on page 78. Because the Internal Revenue Code limits the maximum annual benefit that may be paid to an individual under our qualified Retirement Plan, we provide additional retirement benefits through our Restoration Plan. We do not include the value of equity compensation in calculating pension benefits.
Company transportation
Mr. Polen is encouraged to use BD aircraft for both personal and business travel to make more efficient use of his travel time, for personal security and to reduce business continuity risk. Mr. Polen has entered into a time-share agreement under which he makes payments to BD for his personal use of BD aircraft.
The Company maintains a policy under which Mr. Polen is permitted the personal use of our corporate aircraft for up to $225,000 per year in aggregate incremental cost to the Company, with any costs in excess of this limit being reimbursed to the Company through his time-share agreement. Additional information on the time-share agreement is set forth in the notes to the Summary Compensation Table on page 74.

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Compensation discussion and analysis
Mr. Polen is responsible for the payment of any tax on any income imputed to him from his personal use of corporate aircraft. BD does not provide any gross-up payments with respect to such taxes.
In addition, following an independent executive security assessment requested by the Company in 2025, BD provided Messrs. Polen and DelOrefice with business and personal use of a Company car and driver for personal security and to reduce business continuity risk. In accordance with applicable tax laws and under the independent executive security assessment, no income was imputed to Messrs. Polen and DelOrefice for their personal use of a Company car and driver. Additional information is set forth in the notes to the Summary Compensation Table on page 74.
Change in control agreements
We have entered into agreements with our NEOs relating to their employment following a change in control of BD. These agreements provide the executives with continued employment for a period of two years following a change in control, and provide certain benefits to the executives in the event their employment is terminated without “cause” or they leave their employment for “good reason” (also known as a constructive termination) during such period. Generally, these benefits include a severance payment equal to a multiple of the executive’s salary and PIP award, and certain other benefits. A more complete description of the terms and potential payouts of our change in control agreements begins on page 81.
General purpose
Our change in control agreements are intended to retain the executives and provide continuity of management in the event of an actual or potential change in control of BD. These change in control benefits are reviewed from time-to-time by the Compensation Committee to ensure that they are consistent with our compensation objectives and market practices. The Compensation Committee believes the benefits provided under these agreements are appropriate and consistent with our objective of attracting and retaining highly qualified executives.
Triggering events
Our agreements contain a “double-trigger”—that is, there must be both a change in control of BD and a termination of the executive’s employment (either without cause by BD or for good reason by the executive) in order for any payments to be made. We opted for a double trigger, rather than a “single-trigger” that provides for severance payments solely on the basis of a change in control, since a double trigger is consistent with the purpose of encouraging the continued employment of the executive following a change in control.
No gross-up provisions
None of the change in control agreements with BD’s executive officers contain any tax reimbursement provisions with respect to any excise tax that may be payable by the executive in connection with a change in control.
Other change in control provisions
All of our unvested equity grants include a double-trigger vesting provision upon a change in control. Under this provision, the awards will not automatically vest upon a change in control if the awards are either continued or replaced with similar awards. In those instances, the awards will automatically vest only if the executive is terminated without “cause” or terminates employment for “good reason” (as such terms are defined in the plan) within two years of the change in control.
Executive officer cash severance policy
The Board has adopted the Executive Officer Cash Severance Policy. The policy prevents BD from entering into any new agreement, plan or policy after November 21, 2023 that provides for the payment of cash termination benefits to an executive officer exceeding 2.99 times the sum of the officer’s base salary plus target bonus, without seeking shareholder approval or ratification of such arrangement. Deferred compensation, retirement benefits, earned but unpaid PIP awards and non-cash benefits (such as health and welfare plan coverage) are excluded from the 2.99 times limit. The Executive Officer Cash Severance Policy is available on our website at investors.bd.com/corporate-governance/governance-documents.

2026 Notice of Annual Meeting and Proxy Statement	67

Compensation discussion and analysis
How we set executive compensation
The role of the Compensation Committee, its consultant and management
The Compensation Committee oversees the compensation program for our executive officers, including the program design and performance targets. The Compensation Committee recommends compensation actions regarding the CEO for approval by the independent directors and sets the compensation of the other NEOs. The Compensation Committee is assisted in fulfilling its responsibilities by its independent consultant, Semler Brossy, and BD’s senior management. Additional information about our process for setting executive compensation, including the roles of the Compensation Committee’s independent consultant and management, is found beginning on page 27.
To maintain the independence of its outside consultant, the Compensation Committee has established a policy that prohibits its consultant from performing any services for BD or BD’s management without the Compensation Committee’s prior approval. In accordance with this policy, Semler Brossy did not perform any services for BD or BD management in 2025.
The use of market comparison data
The Compensation Committee considers several factors in structuring our program, determining pay components and making compensation decisions. This includes the compensation practices of select peer companies in the healthcare industry, which we refer to as the “Comparison Group.” These companies are chosen by the Compensation Committee after considering the recommendations of its independent consultant and management. It is the Compensation Committee’s intent to select companies that have significant lines of business that are similar to BD’s, are of comparable size in revenue and market capitalization, and compete with BD for executive talent. The companies in the Comparison Group for 2025 are below.

Comparison group
Abbott Laboratories Agilent Technologies, Inc. Baxter International Inc.	Boston Scientific Corporation Danaher Corporation GE Healthcare Technologies, Inc.	Medtronic plc Stryker Corporation Thermo Fisher Scientific Inc. Zimmer Biomet Holdings, Inc.

If the sample size from the Comparison Group is not large enough for a particular NEO, data from a secondary peer group or, more broadly, general industry may be used to supplement the Comparison Group. Companies in the secondary peer group vary each year, depending on survey participation, and are selected based on similarities of industry and company size. The Comparison Group data was used only for Messrs. Polen and DelOrefice, as there was insufficient Comparison Group benchmark data for the other NEOs in 2025 and therefore was supplemented with a secondary peer group for their respective roles.
Comparison group data

Revenue for the twelve months ended September 30, 2025 (in millions) ($)	Market capitalization September 30, 2025 (in millions) ($)

The Compensation Committee attempts to set the salary, annual cash incentive and equity compensation of the NEOs at levels that are competitive with that paid to persons holding the same or similar positions at the Comparison Group or secondary peer group companies, as applicable, using available market

68

Compensation discussion and analysis
comparison data regarding these companies as a guide. The Compensation Committee (and the independent directors, in the case of our CEO) uses the 50th and 75th percentile of the Comparison Group or secondary peer group as reference points and generally seeks to set the compensation of our NEOs within a competitive range of those companies, assuming payout of performance-based compensation at target. The use of market comparison data, however, is just one of the tools used to determine executive compensation, and the Compensation Committee and the independent directors retain the flexibility to set target compensation at levels deemed appropriate for an individual or for a specific element of compensation.
Because each compensation element is reviewed individually, compensation decisions made with respect to one element of compensation generally do not affect decisions made with respect to other elements. It is also for this reason that no specific formula is used to determine the allocation between cash and equity compensation, although it is the Compensation Committee’s intent that equity compensation represent the largest portion of total target compensation. In addition, because an executive’s compensation target is set by reference to persons with similar duties at other companies, we do not establish any fixed relationship between the amount of compensation paid to our CEO and that paid to our other NEOs.
The use of tally sheets
Annually, the Compensation Committee is provided with a “tally sheet” report prepared by management regarding the NEOs. The tally sheet includes, among other things, total annual compensation, the value of unexercised or unvested equity compensation awards, and amounts payable upon termination of employment under various scenarios, including retirement or following a change in control. The Compensation Committee uses these tally sheets to gain additional perspective on the value the executives have accumulated from prior equity awards and plan accruals and their retentive value.
Our risk analysis of performance-based compensation
While a significant portion of our executive compensation is performance-based, we do not believe that our program encourages excessive or unnecessary risk-taking. While risk-taking is a necessary part of operating and growing a business, the Compensation Committee focuses on aligning BD’s compensation practices with BD’s long-term strategy and attempts to avoid short-term rewards for management decisions that could pose long-term risks to BD. This includes:
•Limits on PIP awards. We do not overweight short-term incentives as a proportion of total pay. PIP awards are also capped at 200% of an executive’s target award to protect against disproportionately large short-term incentives, and the Compensation Committee has the discretion to set PIP awards based on any factors it deems appropriate, including whether management has taken unnecessary or excessive risk.
•Use of long-term equity compensation. The largest portion of the compensation paid to our NEOs is long-term equity compensation that vests over a period of years, which encourages our executives to focus on sustaining BD’s long-term performance.
•Use of Performance Units. A significant portion of executive equity compensation consists of Performance Units that have a three-year performance cycle. This focuses management on sustainable long-term performance. We also cap the payout of these awards at 200% of target.
•Balanced set of multiple performance metrics. We use a number of different performance metrics in our performance-based compensation so that undue weight is not given to any one metric.
•Share retention and ownership guidelines. Our share retention and ownership guidelines ensure that our executives have a significant amount of their personal assets tied to the long-term success of BD, and we have a policy prohibiting the pledging of BD shares or hedging against the economic risk of their ownership.
•“Clawback Policies.” As discussed further below, we have in place policies that provide for the recovery of compensation from our executive officers and other senior managers in the event of a financial statement restatement, breach of restrictive covenants or certain misconduct (as defined under the policy).

2026 Notice of Annual Meeting and Proxy Statement	69

Compensation discussion and analysis
Significant policies and other information regarding executive compensation
Clawback policies
In accordance with the listing standards and rules of the NYSE, the Board has adopted a "mandatory clawback policy" that requires the Board to recoup excess compensation paid to our executive officers as a result of a financial statement restatement, regardless of any misconduct, fault or illegal activity on the part of the executive officer. The Board is also continuing to maintain a "discretionary clawback policy" allowing the Board to seek recoupment from a broader group of senior managers across the Company in the event of a financial statement restatement, as well as for breaches of restrictive covenants or certain misconduct as defined under the "discretionary clawback policy". The “discretionary clawback policy” applies to all compensation under the PIP and LTI plans for the broader group of senior managers, including time-based and performance-based compensation. The Policy Regarding the Mandatory Recovery of Compensation and the Policy Regarding the Discretionary Recovery of Compensation is available on our website at investors.bd.com/corporate-governance/governance-documents.
Share retention and ownership guidelines
To increase executive share ownership and promote a long-term perspective when managing our business, our NEOs and certain other senior executives are required to retain 50% of the net after-tax shares received from any equity compensation awards granted to them after they become subject to the guidelines. They are subject to this requirement until they achieve and maintain the required ownership level set forth below. All of our NEOs have either met or are on track to meet their ownership target.

Position	Multiple
CEO	6 times salary
Other Executive Officers	3 times salary
Certain Other Senior Executives	1 times salary

What counts as ownership •Shares held directly •Shares held through 401(k) Plan, Restoration Plan and Global Share Investment Program ("GSIP") •TVUs	What does not count as ownership •Unexercised SARs •Unvested Performance Units

Pledging and hedging policy
We have a policy that prohibits all of our associates (including the NEOs) and Board members from pledging any BD shares or other BD securities, or from engaging in options (including exchange-traded options), puts, calls, forward contracts or any other derivative transactions that are intended to hedge against the risk of any decrease in the market value of BD shares or other BD securities granted to them as part of their compensation from BD or that are held directly or indirectly by them.
Insider trading policy
We have an insider trading policy which governs the purchase, sale, and/or any other dispositions of our securities by the Company and its directors, officers and employees and is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

70

Compensation discussion and analysis
Equity award policy and practices
The Compensation Committee has adopted a policy that prohibits the backdating of any equity compensation award and requires our annual equity compensation awards and any “off-cycle” awards approved by our CEO to be made on certain fixed dates. We do not time the grant of equity-based awards to take advantage of the release of material non-public information. The policy also prohibits manipulating the timing of the public release of information to increase the value of an award. Under the policy, the exercise price of any stock option or SARs award will be the closing price of BD stock on the grant date. It is BD’s policy for the annual grant date of equity-based compensation awards, including SARs awards, be made on November 26 of each year.
During fiscal year 2025, the Compensation Committee granted SARs to our NEOs during the period beginning four business days before and ending one business day after the filing of a BD periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any BD Form 8-K that disclosed material non-public information. As required by Item 402(x) of Regulation S-K under the Exchange Act, we are providing the following information about the SARs granted to our NEOs on November 26, 2024, the business day before BD filed its Form 10-K for the fiscal year ended September 30, 2024.

Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/Share)	Grant date fair value of the award	Percentage Change in the
Closing Market Price of the
Securities Underlying the
Award Between the Trading
Day Ending Immediately
Prior to the Disclosure
of Material Non Public
Information and the
Trading Day Beginning
Immediately Following
the Disclosure of
Material Non-public
					Information
Thomas E. Polen	11/26/2024	60,891	$224.25	$3,311,861	(1.05)%
Christopher J. DelOrefice	11/26/2024	19,138	$224.25	$1,040,916	(1.05)%
Richard E. Byrd	11/26/2024	8,699	$224.25	$473,139	(1.05)%
Michael C. Feld	11/26/2024	10,004	$224.25	$544,118	(1.05)%
Michael D. Garrison	11/26/2024	10,004	$224.25	$544,118	(1.05)%
Tax considerations
While the Compensation Committee has generally attempted to maximize the tax deductibility of executive compensation, the Compensation Committee believes that the primary purpose of our compensation program is to support BD’s business strategy and the long-term interests of our shareholders. Therefore, the Compensation Committee has maintained the flexibility to award compensation that may not be tax-deductible if doing so furthers the objectives of our executive compensation program.

2026 Notice of Annual Meeting and Proxy Statement	71

Report of the compensation and human capital committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in BD’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and in this proxy statement.
COMPENSATION AND HUMAN CAPITAL COMMITTEE

R. Andrew Eckert (Chair) William M. Brown	Claire M. Fraser, Ph.D. Gregory J. Hayes	Jeffrey W. Henderson Bertram L. Scott

72

Compensation of named executive officers
Fiscal year 2025 summary compensation table
The following table shows the compensation provided by BD to each of our NEOs in fiscal year 2025.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	SAR Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Thomas E. Polen Chairman, Chief Executive Officer and President	2025	1,395,463	0	9,991,854	3,311,861	1,852,010	236,700	341,251	17,129,140
	2024	1,354,813	0	9,244,553	3,993,272	2,108,539	343,669	269,760	17,314,606
	2023	1,315,625	0	9,491,982	4,044,035	1,888,125	313,046	257,125	17,309,938
Christopher J. DelOrefice Executive Vice President and Chief Financial Officer	2025	837,500	0	3,140,481	1,040,916	722,500	0	135,767	5,877,164
	2024	785,400	0	2,689,582	1,161,696	906,400	0	85,576	5,628,654
	2023	736,200	0	2,531,331	1,078,432	774,972	0	85,455	5,206,390
Richard E. Byrd Executive Vice President and President, Interventional Segment	2025	756,250	0	1,427,531	473,139	592,875	91,833	57,429	3,399,056
	2024	681,250	0	1,176,709	508,246	648,900	208,723	44,835	3,268,663
Michael C. Feld Executive Vice President, Chief Revenue Officer and President, Life Sciences Segment	2025	775,000	0	1,641,596	544,118	533,588	0	602,054	4,096,356
Michael D. Garrison Executive Vice President and President, Medical Essentials and BioPharma Systems Segments	2025	768,750	0	1,641,596	544,118	533,588	102,800	58,188	3,649,040
	2024	731,250	0	1,513,105	653,450	556,200	122,852	45,225	3,622,082
	2023	675,000	0	1,284,490	547,135	599,569	93,911	454,263	3,654,368
(1)Compensation for Messrs. Byrd and Feld are only shown for those fiscal years in which they were BD NEOs.
(2)Stock Awards and SAR Awards. The amounts shown in the “Stock Awards” column and “SAR Awards” column reflect the grant date fair value of the awards under FASB ASC Topic 718 (disregarding estimated forfeitures). For a description of the methodology and assumptions used to determine the amounts reflected in these columns, see Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.
The amounts shown in the “Stock Awards” column for fiscal year 2025 include Performance Unit and TVU awards and reflect the grant date fair values of these awards, with Performance Units valued at target payout, which we believe is the most probable outcome based on the applicable performance conditions. Below are the grant date fair values of the Performance Unit awards, assuming a maximum payout of 200% of target:

Name	Fair Value at Target Payout ($)	Fair Value at Maximum Payout ($)
Thomas E. Polen	6,635,275	13,270,550
Christopher J. DelOrefice	2,085,489	4,170,977
Richard E. Byrd	947,988	1,895,977
Michael C. Feld	1,090,122	2,180,245
Michael D. Garrison	1,090,122	2,180,245
(3)Non-Equity Incentive Plan Compensation. Includes amounts earned under BD’s PIP. These amounts are paid in January following the fiscal year in which they are earned, unless deferred at the election of the NEO.
(4)Change in Pension Value and Nonqualified Deferred Compensation Earnings.
Pension. Amounts shown are the aggregate changes in the actuarial present value of accumulated benefits under defined benefit pension plans (including our nonqualified Restoration Plan). These amounts represent the difference between the present value of accumulated pension benefits (determined as of the first date on which the executive is eligible to retire and commence unreduced benefit payments) at the beginning and end of the fiscal years shown. Messrs. DelOrefice and Feld do not participate in any BD defined benefit pension plans. Additional information regarding the pension benefits of our NEOs begins on page 78.
Deferred Compensation. Earnings on nonqualified deferred compensation are not included in this column because no NEO earned above-market or preferential earnings (as defined in SEC rules) on nonqualified deferred compensation during the fiscal years shown. Information on the NEO’s nonqualified deferred compensation accounts begins on page 80.

2026 Notice of Annual Meeting and Proxy Statement	73

Compensation of named executive officers
(5)All Other Compensation. Amounts shown for fiscal year 2025 include the following:

	Thomas E. Polen		Christopher J. DelOrefice		Richard E. Byrd	Michael C. Feld	Michael D. Garrison
Matching and discretionary contributions under plans (a)	67,523		77,850		57,429	23,262	58,188
Matching charitable gifts (b)	0		5,000		0	0	0
Corporate aircraft and other travel expense (c)	216,507	(d)	13,761	(e)	0	0	0
Relocation assistance (f)	0		0		0	578,792	0
Executive security(g)	57,221		39,156		0	0	0
Total	$341,251		$135,767		$57,429	$602,054	$58,188
The following is a description of these benefits:
(a)Matching and discretionary contributions under plans. The amounts shown reflect BD matching and discretionary contributions credited pursuant to defined contribution plans.
(b)Matching charitable gifts. The amounts shown are matching contributions made (or committed to be made) through BD's Matching Gift Program under which BD matches charitable contributions made to qualifying non-profit organizations, subject to a $5,000 per calendar year limit.
(c)Corporate aircraft and other travel expense. The value of a NEO’s personal use of BD aircraft is measured by the incremental variable costs incurred by BD in connection with a personal flight that are not reimbursed by the NEO. These variable costs include fuel, trip-related maintenance, crew travel expenses, on-board catering, and landing and parking fees. If the aircraft flies empty (other than pilots and crew) before picking up or after dropping off a NEO at a destination on a personal flight, the cost of the empty flight is included in the incremental cost when attributable or related to the personal flight. Since BD aircraft are used predominantly for business purposes, we do not include in the amounts shown above fixed costs that do not change in amount based on usage, such as depreciation and pilot salaries.
(d)Pursuant to a policy adopted by the Board, Mr. Polen is encouraged to use BD aircraft for personal travel. Mr. Polen has entered into a time-share agreement under which he makes payments to BD for his personal use of BD aircraft to the extent the incremental costs of his personal flights exceed $225,000 per year. The amount shown in the Summary Compensation Table reflects the incremental variable costs related to personal flights that were not covered by reimbursements under the time-share agreement. BD does not provide any tax reimbursement payments to Mr. Polen with respect to any taxes he owes on any imputed income resulting from his personal use of corporate aircraft.
(e)Represents personal use of the BD aircraft and lodging and travel expenses related to Mr. DelOrefice's travel from his home to BD corporate headquarters. The amounts shown for Mr. DelOrefice include tax reimbursement of $2,788 related to the lodging expenses.
(f)Relocation assistance. BD provided Mr. Feld with relocation assistance in connection with him joining BD and his appointment as Executive Vice President and President, Life Sciences Segment, which required him to move residences. The amounts shown for Mr. Feld include tax reimbursement of $256,053.
(g)Executive security. In 2025, for Messrs. Polen and DelOrefice, represents amounts attributable to the personal use of a Company car and driver following an independent executive security assessment requested by the Company in 2025. These amounts represent costs related to the Company car and driver for Messrs. Polen and DelOrefice, multiplied by the percentage attributable to personal use based on total mileage.
BD occasionally allows its executives and certain other employees to use tickets for sporting events previously acquired by BD when the tickets are not used for business purposes. There is no incremental cost to BD for such use.

74

Compensation of named executive officers
Grants of plan-based awards in fiscal year 2025
Set forth below is information regarding awards granted to our NEOs in fiscal year 2025. The non-equity incentive plan awards were made under the PIP. The equity compensation awards were made under BD's 2004 Employee and Director Equity-Based Compensation Plan (the "2004 Plan").

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other SAR Awards: Number of Securities Underlying SARs (#)	Exercise or Base Price of SAR Awards ($/Sh)(4)	Grant Date Fair Value of Stock and SAR Awards ($)(5)
Name	Award Type(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas E. Polen	PIP		1,089,418	2,178,835	4,357,670
	PU	11/26/24				15,476	30,951	61,902				6,635,275
	TVU	11/26/24							15,539			3,356,579
	SAR	11/26/24								60,891	224.25	3,311,861
Christopher J. DelOrefice	PIP		425,000	850,000	1,700,000
	PU	11/26/24				4,864	9,728	19,456				2,085,489
	TVU	11/26/24							4,884			1,054,993
	SAR	11/26/24								19,138	224.25	1,040,916
Richard E. Byrd	PIP		348,750	697,500	1,395,000
	PU	11/26/24				2,211	4,422	8,844				947,988
	TVU	11/26/24							2,220			479,542
	SAR	11/26/24								8,699	224.25	473,139
Michael C. Feld	PIP		348,750	697,500	1,395,000
	PU	11/26/24				2,543	5,085	10,170				1,090,122
	TVU	11/26/24							2,553			551,474
	SAR	11/26/24								10,004	224.25	544,118
Michael D. Garrison	PIP		348,750	697,500	1,395,000
	PU	11/26/24				2,543	5,085	10,170				1,090,122
	TVU	11/26/24							2,553			551,474
	SAR	11/26/24								10,004	224.25	544,118
(1)Award Type:
PIP = Performance Incentive Plan
PU = Performance Unit
TVU = Time-Vested Unit
SAR = Stock Appreciation Right
(2)The amounts shown represent the range of possible payouts that the NEO could have earned under the PIP for fiscal year 2025, based on certain assumptions. Actual payments to our NEOs under the PIP are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 73. The amount in the “Threshold” column above assumes BD achieved the minimum threshold performance levels for each performance measure, resulting in a performance factor of 50% of target, and that the named executive officer received a payment equal to 50% of his target award. The amounts shown in the "Threshold" column do not reflect the potential impact of the Strategic Scorecard to the PIP performance factor. The amount in the "Maximum" column assumes the named executive officer received a payment equal to 200% of his target award, the maximum payout possible under the PIP.
(3)The amounts shown represent the range of potential share payouts under Performance Unit awards. The amount in the “Threshold” column shows the number of shares that will be paid out assuming BD achieves the minimum performance level for each performance measure under the Performance Unit awards, and the amount in the "Maximum" column shows the number of shares that will be paid out assuming BD achieves the maximum performance level for each performance measure under the Performance Unit awards. The above amounts do not reflect the potential impact of the relative TSR modifier applicable to the awards.
(4)The exercise price is the closing price of BD common stock on the date of grant, as reported on the NYSE.
(5)The amounts shown reflect the grant date fair value of the awards under FASB ASC Topic 718 used by BD for financial statement reporting purposes (disregarding estimated forfeitures). For a discussion of the assumptions made to determine the grant date fair value of these awards, see Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.

2026 Notice of Annual Meeting and Proxy Statement	75

Compensation of named executive officers
Description of awards
Below is a description of the plan-based awards listed in the table above.
PIP
The PIP provides an opportunity for eligible associates to receive annual cash incentive payments based on BD and individual performance. A more detailed discussion of the PIP and the performance targets established under the PIP for fiscal year 2025 appears in the Compensation Discussion and Analysis section of this proxy statement.
Equity compensation awards
Performance Units. Performance Units are performance-based restricted stock units that vest three years after grant. The potential payouts under these awards range from zero to 200% of target. The actual payout will be based on BD’s performance against the performance targets set for these awards over the three-year performance period covering fiscal years 2025-2027 and BD's stock performance relative to the TSR Group. A more detailed discussion of Performance Units appears in the Compensation Discussion and Analysis section of this proxy statement. Performance Units are not transferable, and holders may not vote any shares underlying the award until the shares have been distributed. Dividends do not accrue on these awards.
SARs. A SAR represents the right to receive, upon exercise, shares of BD common stock equal in value to the difference between the BD common stock price at the time of exercise and the exercise price of the award. SARs are not transferable. SARs have a ten-year term and become exercisable in four equal annual installments, beginning one year from the grant date.
TVUs. TVUs are restricted stock units that represent the right to receive shares of BD common stock upon vesting. TVU awards vest in three annual installments, beginning one year from the grant date. TVUs are not transferable, and holders may not vote any shares underlying the award until the shares have been distributed. Dividends do not accrue on these awards.
Change in control. The Performance Units, TVUs and SARs listed in the above table fully vest, under certain circumstances, following a change in control or in the event of a termination of employment following a change in control. See “Accelerated vesting of equity compensation awards upon a change in control” on page 83.

76

Compensation of named executive officers
Outstanding equity awards at 2025 fiscal year-end
The following table sets forth the outstanding equity awards held by our NEOs at the end of fiscal year 2025.

Name	Grant Date	Number of Securities Underlying Unexercised SARs (#) Exercisable(1)	Number of Securities Underlying Unexercised SARs (#) Unexercisable(1)	SAR Exercise Price ($)	SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Thomas E. Polen	11/26/2016	15,184	0	167.91	11/26/2026
	11/26/2017	32,516	0	222.60	11/26/2027
	11/26/2018	30,412	0	238.16	11/26/2028
	11/26/2019	78,085	0	251.06	11/26/2029
	11/26/2020	93,830	0	223.77	11/26/2030
	11/26/2021	57,665	19,222	241.10	11/26/2031
	11/26/2022	34,982	34,984	238.06	11/26/2032
	11/26/2023	15,833	47,502	238.89	11/26/2033
	11/26/2024	0	60,891	224.25	11/26/2034
	Various					49,539	9,272,215	120,938	22,635,965
Christopher J. DelOrefice	11/26/2021	14,209	4,738	241.10	11/26/2031
	11/26/2022	9,328	9,330	238.06	11/26/2032
	11/26/2023	4,606	13,819	238.89	11/26/2033
	11/26/2024	0	19,138	224.25	11/26/2034
	Various					14,137	2,646,022	36,632	6,856,411
Richard E. Byrd	11/26/2017	9,058	0	222.60	11/26/2027
	11/26/2018	6,003	0	238.16	11/26/2028
	11/26/2019	8,365	0	251.06	11/26/2029
	11/26/2020	2,869	0	223.77	11/26/2030
	11/26/2020	8,996	0	223.77	11/26/2030
	11/26/2021	5,974	1,992	241.10	11/26/2031
	11/26/2022	3,704	3,705	238.06	11/26/2032
	11/26/2023	2,015	6,046	238.89	11/26/2033
	11/26/2024	0	8,699	224.25	11/26/2034
	Various					5,985	1,120,212	16,358	3,061,727
Michael C. Feld	11/26/2024	0	10,004	224.25	11/26/2034
	Various					6,976	1,305,698	10,170	1,903,519
Michael D. Garrison	11/26/2016	3,054	0	167.91	11/26/2026
	11/26/2017	3,252	0	222.60	11/26/2027
	11/26/2018	2,801	0	238.16	11/26/2028
	11/26/2019	8,023	0	251.06	11/26/2029
	11/26/2020	1,171	0	223.77	11/26/2030
	11/26/2020	9,763	0	223.77	11/26/2030
	11/26/2021	5,974	1,992	241.10	11/26/2031
	11/26/2022	4,732	4,734	238.06	11/26/2032
	11/26/2023	2,591	7,773	238.89	11/26/2033
	11/26/2024	0	10,004	224.25	11/26/2034
	Various					7,371	1,379,630	19,832	3,711,955

2026 Notice of Annual Meeting and Proxy Statement	77

Compensation of named executive officers
(1)SARs become exercisable in four equal annual installments, beginning one year following the date of grant, except that a portion of the SAR grants made to Mr. Byrd and Dr. Garrison in fiscal year 2021 become exercisable in three annual installments.
Set forth below is the value of the exercisable SARs held by NEOs at the end of fiscal year 2025. The value represents the difference between $187.17, the BD common stock closing price on September 30, 2025, and the exercise price of each exercisable SAR held by the NEO. These values may not reflect the value actually realized by the NEOs upon exercise.

Name	Value of Vested SARs ($)
Thomas E. Polen	292,444
Christopher J. DelOrefice	0
Richard E. Byrd	0
Michael C. Feld	0
Michael D. Garrison	58,820
(2)The amounts shown include grants of restricted stock unit awards that are not performance-based. These include TVUs granted to our NEOs on November 26, 2024, to Messrs. Polen, DelOrefice and Byrd and Dr. Garrison on November 26, 2023 and November 26, 2022, respectively. Also includes an award made to Mr. Feld on August 20, 2024 as part of his sign-on grant. The TVUs vest in three annual installments beginning one year after grant.
Also included in this column are shares payable under Performance Units granted to Messrs. Polen, DelOrefice and Byrd and Dr. Garrison on November 26, 2022. These awards covered the fiscal 2023-2025 performance period and vested on November 26, 2025 (fiscal year 2026).
(3)Market value has been calculated by multiplying the number of unvested units by $187.17, the BD common stock closing price on September 30, 2025.
(4)The amounts shown include Performance Unit awards at maximum payout granted on November 26, 2024 and November 26, 2023, respectively, that vest three years from grant.
SAR exercises and stock vested in fiscal year 2025
The following table contains information relating to the exercise of SARs, and the vesting of TVUs and Performance Units during fiscal year 2025.

	SAR Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Thomas E. Polen	0	0	47,841	10,728,344
Christopher J. DelOrefice	0	0	12,928	2,871,211
Richard E. Byrd	0	0	4,124	903,668
Michael C. Feld	0	0	2,211	440,431
Michael D. Garrison	6,360	215,078	4,357	977,898
(1)Shows shares acquired under TVUs. Also includes for Messrs. Polen, DelOrefice and Byrd and Dr. Garrison, shares acquired under Performance Units, covering the fiscal 2022-2024 performance period that vested in fiscal year 2025. A description of the deferral provisions of the Restoration Plan is on page 80.
(2)Based on the BD common stock closing price on the vesting date.
Retirement benefits
General
BD’s U.S. Retirement Plan is a non-contributory defined benefit plan. The Internal Revenue Code limits the maximum annual benefit that may be paid to an individual under the Retirement Plan and the amount of compensation that may be recognized in calculating these benefits. BD makes supplemental payments to its nonqualified Restoration Plan to offset any reductions in benefits that result from these limitations.
The Retirement Plan and the Restoration Plan generally provide retirement benefits on a “cash balance” basis. Under the cash balance provisions, an associate has an account that is increased by pay credits based on compensation, age and service, and by interest credits based on a prescribed rate.

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Compensation of named executive officers
Prior to January 1, 2013, benefits were based on a “final average pay” formula for associates who were hired before April 1, 2007 and who did not elect to be covered under the cash balance formula. Effective January 1, 2013, all final average pay participants were converted to the cash balance formula, with an opening cash balance equal to the actuarial present value of the accrued final average pay benefit, based on service and pay through December 31, 2012. Upon retirement, the value of this opening cash balance (with interest credits) is compared to the value of the December 31, 2012 benefit accrued under the final average pay formula and the greater of the two is payable to the participant. Benefits accrued after December 31, 2012 are determined under the cash balance formula only.
Effective January 1, 2018, the Retirement Plan was frozen, and persons hired or rehired by BD on or after that date do not accrue pension benefits under the plan. Accordingly, Messrs. DelOrefice and Feld do not participate in the Retirement Plan. Effective September 30, 2024, the U.S. pension plan is frozen and plan participants no longer accrue service benefits under the plan after such date.
Estimated benefits
The following table shows the actuarial present value on September 30, 2025 (assuming payment as a lump sum) of accumulated retirement benefits payable under the listed plans as of the first date on which each NEO is eligible to retire and commence unreduced benefit payments. For a description of the other assumptions used in calculating the present value of the benefits under the Retirement Plan and Restoration Plan, see Note 10 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended September 30, 2025. Amounts shown are not subject to any further deduction for Social Security benefits or other offsets.
Pension Benefits at 2025 Fiscal Year-End

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)
Thomas E. Polen	Retirement Plan	25	470,546
	Restoration Plan	25	1,731,155
Richard E. Byrd	Retirement Plan	22	622,176
	Restoration Plan	22	544,012
Michael D. Garrison	Retirement Plan	21	419,863
	Restoration Plan	21	438,591
Calculation of benefits under BD plans
Final average pay provisions. The monthly pension benefit payable in cases of retirement at normal retirement age under the final average pay provisions is calculated using the following formula: (1% of average final covered compensation, plus 1.5% of average final excess compensation) multiplied by years and months of credited service.
For purposes of the formula, “average final covered compensation” is generally the portion of an associate’s covered compensation subject to Social Security tax, and “average final excess compensation” is the portion that is not subject to such tax. “Covered compensation” included salary and other forms of regular compensation, including commissions and PIP awards. As noted above, effective January 1, 2013, all final average pay participants were converted to the cash balance formula, with an opening cash balance equal to the actuarial present value of the final average pay benefit accrued based on service and pay through December 31, 2012.

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Compensation of named executive officers
Cash balance provisions. Each month, an associate’s cash balance account is credited with an amount equal to a percentage of the associate’s total compensation for the month (generally, salary and other forms of regular compensation, including commissions and PIP awards). Such percentage is calculated as follows:

Age Plus Years of Credited Service as of the Upcoming December 31	Credit Percentage
Less than 40	3%
40-49	4%
50-59	5%
60-69	6%
70 or more	7%
In addition, each month the associate’s account is credited with interest. The rate used during the calendar year is determined based on the 30-year U.S. Treasury rates in effect during the prior September, subject to a minimum rate.
Early retirement. An associate is eligible to retire early and commence benefit payments if the associate is at least age 55 and has at least 10 years of credited service. Participants may commence payment of benefits under the cash balance formula prior to early retirement eligibility at any age if the participant terminates with at least three years of service.
Under the cash balance provisions, the amount of the associate’s benefit will be the associate’s vested account balance on the early retirement date. The associate may elect to begin payment of the account balance on the early retirement date or delay payment until the normal retirement date (age 65).
For participants who formerly participated in the final average pay formula and were converted to cash balance, the portion of the cash balance account attributable to the converted final average pay benefit is compared to the final average pay benefit accrued through the date of conversion under the final average formula. The result that produces the higher benefit is payable to the participant.
Form of benefit. Participants may elect to receive their benefits in various forms. Participants may select a single life annuity, in which pension payments will be payable only during the associate’s lifetime, or, if married, a joint and survivor annuity. Associates may also elect to receive their benefits in a single lump sum payment. Under the final average pay provisions, this lump sum is actuarially equivalent to the benefit payable under the single life annuity option. Under the cash balance provisions, the lump sum is equal to the associate’s account balance.
Deferred compensation
Cash deferrals. The Restoration Plan also allows an eligible BD associate to defer receipt of up to 75% of salary and/or up to 100% of a PIP award until the date or dates elected by the associate. The amounts deferred are invested in a BD common stock account or in cash accounts that mirror the gains and/or losses of several different publicly available investment funds, based on the investment selections of the participant. The investment risk is borne solely by the participant. Participants are entitled to change their investment elections at any time with respect to prior deferrals, future deferrals or both, except that amounts in the BD stock account may not be re-allocated to other accounts. The investment options available to participants may be changed by BD at any time.
Deferral of equity awards. The Restoration Plan also allows eligible associates to defer receipt of up to 100% of the shares issuable under their Performance Units and TVUs. These deferred shares are allocated to the participant’s BD stock account and must stay in such account until they are distributed.
Withdrawals and distributions. Participants may elect to receive deferred amounts either during their employment or following termination of employment, and to receive distributions in installments or in a lump sum. Except in an unforeseen financial emergency, participants may not withdraw deferred amounts prior to their scheduled distribution date.
Matching contributions. BD provides matching contributions on cash amounts deferred under the Restoration Plan. The match is equal to 75% of the first 6% of salary and PIP award deferred by a participant under the Restoration Plan, subject to certain limits.

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Compensation of named executive officers
Unfunded liability. BD is not required to make any contributions to the Restoration Plan with respect to its obligations to pay deferred compensation. BD has unrestricted use of any cash amounts deferred by participants. Participants have an unsecured contractual commitment from BD to pay deferred amounts due under the Restoration Plan. When such payments are due, cash and/or stock will be distributed from BD’s general assets. BD has purchased corporate-owned life insurance that seeks to replicate the returns on cash amounts deferred under the plan to substantially offset this liability.
The following table sets forth information regarding activity during fiscal year 2025 in the deferred compensation accounts of our NEOs.
Nonqualified Deferred Compensation in Fiscal Year 2025

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Thomas E. Polen	241,104	31,050	(360,720)	0	4,089,204
Christopher J. DelOrefice	104,692	51,750	58,538	0	588,801
Richard E. Byrd	110,351	31,050	166,468	0	1,075,598
Michael C. Feld	0	0	0	0	0
Michael D. Garrison	207,858	31,050	322,638	0	4,464,645
(1)The following amounts are reported as compensation in the fiscal year 2025 “Salary” column of the Summary Compensation Table appearing on page 73: Mr. Polen - $114,592; Mr. DelOrefice - $50,308; Mr. Byrd - $45,461; Mr. Feld - $0; and Dr. Garrison - $68,808. The remaining contributions relate to the deferral of fiscal year 2024 PIP awards that were payable in fiscal year 2025.
(2)Amounts in this column are included in the “All Other Compensation” column of the Summary Compensation Table and reflect Company matching and discretionary credits.
Payments upon termination of employment or change in control
Payments upon termination of employment
The following table shows the estimated payments and benefits that would be paid by BD to each of our NEOs as a result of a termination of employment under various scenarios. The amounts shown assume termination of employment on September 30, 2025. However, the actual amounts that would be paid to these NEOs under each scenario can only be determined at the time of actual termination.

Name	Termination Without “Cause” or for “Good Reason” Following a Change in Control ($)(1)	Termination Due to Retirement ($)(2)	Termination Without Cause ($)(3)	Termination Due to Disability ($)(4)	Termination Due to Death ($)(5)
Thomas E. Polen	37,284,924	0	15,548,456	19,700,000	20,700,000
Christopher J. DelOrefice(6)	10,937,910	0	4,773,685	5,267,104	6,117,104
Richard E. Byrd	7,745,564	3,615,974	4,893,772	3,755,846	4,530,846
Michael C. Feld	6,064,341	0	2,230,070	2,294,959	3,069,959
Michael D. Garrison	8,063,727	3,717,360	4,994,447	3,896,071	4,671,071
(1)Includes amounts payable under change in control employment agreements (see table below) and the accelerated vesting of equity compensation awards, which is discussed below. Also includes for Messrs. Polen and Byrd and Dr. Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum. Amount shown for Mr. Feld also reflects the accelerated vesting of Company matching and discretionary credits under BD's 401(k) and deferred compensation plans.
(2)Includes for Mr. Byrd and Dr. Garrison, the accelerated vesting of equity compensation awards upon retirement, and PIP award for fiscal 2025 at target. Also includes for Mr. Byrd and Dr. Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum. The other NEOs were not eligible for retirement as of September 30, 2025.
(3)Includes the accelerated vesting of equity compensation awards, outplacement services (with an assumed maximum cost of $100,000), health and welfare benefits, severance benefits (assuming 18 months of salary as severance, as BD does not have a specific severance policy for its executive officers), and PIP award for fiscal 2025 at target. Also includes for Messrs. Polen and Byrd and Dr. Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum.

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Compensation of named executive officers
(4)Includes the accelerated vesting of equity compensation awards and PIP award for fiscal 2025 at target. Also includes for Messrs. Polen and Byrd and Dr. Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum. Amount shown for Mr. Feld also reflects the accelerated vesting of Company matching and discretionary credits under BD's 401(k) and deferred compensation plans.
(5)Includes the accelerated vesting of equity compensation awards, life insurance benefits and PIP award for fiscal 2025 at target. Also includes for Messrs. Polen and Byrd and Dr. Garrison, amounts distributable under BD’s defined benefit plans, assuming payout as a lump sum. Amount shown for Mr. Feld also reflects the accelerated vesting of Company matching and discretionary credits under BD's 401(k) and deferred compensation plans.
(6)In connection with his departure from BD on December 5, 2025, Mr. DelOrefice forfeited all of his unvested awards.
The amounts shown in the above table do not include vested deferred compensation distributable upon termination, which is shown on page 81, or the value of vested SARs held by our NEOs as of September 30, 2025, which is shown on page 78.
Payments upon termination under change in control agreements
BD has entered into an agreement with each of our NEOs that provides for the continued employment of the executive for a period of two years following a change in control of BD. The agreement is designed to retain the executive and provide continuity of management in the event of an actual or potential change in control of BD. The following is a summary of the key terms of the agreement.
Employment following a change in control
The agreement provides that BD will continue to employ the executive for two years following a change in control, and that, during this period, the executive’s position and responsibilities at BD will be materially the same as those prior to the change in control. The agreement also provides for minimum salary, PIP award and other benefits during this two-year period. “Change in control” is defined under the agreement generally as:
•the acquisition by any person or group of 25% or more of the outstanding BD common stock;
•the incumbent Board members ceasing to constitute at least a majority of the Board;
•certain business combinations; or
•shareholder approval of the liquidation or dissolution of BD.
Payments upon termination following a change in control
The agreement provides that, in the event the executive is terminated without “cause” or the executive terminates his employment for “good reason” during the two years following a change in control, the executive would receive:
•a pro-rata PIP award for the year of termination based on the greater of: (i) the executive’s average PIP award for the last three fiscal years prior to termination, and (ii) the executive’s target PIP award for the year of termination (the greater of the two being referred to herein as the “Incentive Payment”);
•a lump sum severance payment equal to three times, in the case of Mr. Polen, and two times for the other NEOs, the sum of the executive’s annual salary and Incentive Payment;
•continuation of the executive’s health and welfare benefits (reduced to the extent provided by any subsequent employer) for a period of three years in the case of Mr. Polen, and two years for the other NEOs; and
•outplacement services, subject to a limit on the cost to BD of $100,000.
“Cause” is generally defined as the willful and continued failure of the executive to substantially perform the executive's duties, or illegal conduct or gross misconduct that is materially injurious to BD. “Good reason” is generally defined to include: (i) any significant change in the executive’s position or responsibilities, (ii) the failure of BD to pay any compensation called for by the agreement or (iii) certain relocations of the executive.
None of the change in control agreements with BD’s executive officers contains any tax reimbursement provisions with respect to any excise tax that may be payable by the executive in connection with a change in control.

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Compensation of named executive officers
The following table sets forth the estimated benefits our NEOs would receive under their agreements in the event the executive was terminated without “cause” or terminated his employment for “good reason” following a change in control. The table assumes a termination date of September 30, 2025.

Name	Incentive Payment($)	Severance Payment($)	Health and Welfare Benefits($)	Outplacement Services($)	Total($)
Thomas E. Polen	2,178,835	10,753,605	55,500	100,000	13,087,940
Christopher J. DelOrefice	883,989	3,467,979	37,000	100,000	4,488,968
Richard E. Byrd	697,500	2,945,000	37,000	100,000	3,779,500
Michael C. Feld	697,500	2,945,000	37,000	100,000	3,779,500
Michael D. Garrison	697,500	2,945,000	37,000	100,000	3,779,500
Accelerated vesting of equity compensation awards upon a change in control
Our equity grants include a double-trigger vesting provision upon a change in control. Under this provision, unvested awards will not automatically vest upon a change in control if the awards are either continued or replaced with similar awards. In those instances, the awards will automatically vest only if the executive is terminated without “cause” or terminates employment for “good reason” (as such terms are defined in the 2004 Plan) within two years of the change in control.
Equity compensation upon termination of employment
Upon a NEO’s termination due to retirement, the NEO’s:
•unvested SARs become fully exercisable for their remaining term;
•unvested TVUs vest in full; and
•unvested Performance Units vest pro-rata based on the amount of the vesting period that had elapsed. The payments would be made after the end of the applicable vesting periods and would be based on BD’s actual performance for the applicable performance periods, rather than award targets.
Upon a NEO’s termination due to involuntary termination without cause, the NEO’s:
•unvested SARs are forfeited and the NEO is entitled to exercise any then-vested SARs for three months following termination;
•unvested TVUs are forfeited; and
•unvested Performance Units vest pro-rata based on the amount of the vesting period that had elapsed. The payments would be made after the end of the applicable vesting periods and would be based on BD’s actual performance for the applicable performance periods, rather than award targets.
Upon a NEO’s termination due to death or disability, the NEO’s:
•unvested SARs become fully exercisable for their remaining term;
•unvested TVUs fully vest; and
•unvested Performance Units vest pro-rata based on the amount of the vesting period that had elapsed. The payments would be based on award targets.

2026 Notice of Annual Meeting and Proxy Statement	83

CEO pay ratio
Under SEC rules, we are required to disclose the ratio of our CEO’s annual total compensation to the median of the annual total compensation of all our other worldwide employees. For fiscal year 2025, the median annual total compensation of all our employees (other than Mr. Polen) was $45,831 and Mr. Polen’s annual total compensation (as reported in the Summary Compensation Table on page 73) was $17,129,140. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median annual total compensation of all our other worldwide employees was 374 to 1.
In accordance with SEC rules, we identified the median employee as of August 1, 2025 by: (i) aggregating for each applicable employee: (A) annual base salary for salaried employees (or hourly rate multiplied by expected annual work schedule, for permanent hourly employees), and (B) target incentive compensation (including bonus or commission), and (ii) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all employees, excluding Mr. Polen, whether employed on a full-time, part-time or seasonal basis. For seasonal and non-permanent employees, we applied a reasonable estimate of hourly rate multiplied by their actual work schedule for the year. We then calculated the annual compensation of the median employee using the same methodology used to calculate Mr. Polen’s compensation for the Summary Compensation Table.
BD believes that the pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, BD’s ratio may not be comparable to the ratios disclosed by other companies based on a number of factors, including differences in employee populations, different geographic distributions of employees and the nature of the companies’ businesses.

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Pay versus performance
Pay versus performance table
The following table sets forth the compensation for our CEO and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2025, 2024, 2023, 2022 and 2021. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, Net Income and Revenue over such years in accordance with SEC rules.

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for CEO(1) ($) (b)	Compensation Actually Paid to CEO(2) ($) (c)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers(1) ($) (d)	Average Compensation Actually Paid to Non-CEO Named Executive Officers(2) ($) (e)	Total Shareholder Return(3) ($) (f)	Peer Group Total Shareholder Return(3) ($) (g)	Net Income ($ Millions)(4) (h)	Revenue(5) ($ Millions) (i)
2025	17,129,140	3,475,744	4,255,404	2,161,585	89.25	130.17	1,678	21,760
2024	17,314,606	9,458,369	3,956,917	2,918,609	112.59	126.93	1,705	20,106
2023	17,309,938	29,765,803	4,523,549	5,958,393	118.60	101.81	1,484	18,935
2022	16,711,236	15,043,146	4,192,099	3,618,600	101.20	90.18	1,779	19,170
2021	14,189,333	16,684,546	3,741,372	4,215,851	107.10	126.81	2,092	19,960
(1)Compensation for our CEO, Thomas E. Polen, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-CEO NEOs includes the following NEOs: (i) in 2025, Christopher J. DelOrefice, Richard E. Byrd, Michael C. Feld and Michael D. Garrison, (ii) in 2024, Christopher J. DelOrefice, Richard E. Byrd, Michael D. Garrison and Shana Neal, (iii) in 2023, Christopher J. DelOrefice, Michael D. Garrison, David B. Hickey and Shana Neal, and (iv) in 2022, Christopher J. DelOrefice, David B. Hickey, Samrat S. Khichi, Alberto Mas and Shana Neal.
(2)Compensation “actually paid” for the CEO and average compensation “actually paid” for our non-CEO NEOs reflect the amounts set forth in columns (c) and (e) of the table above, respectively, adjusted as set forth in the table below in accordance with SEC rules. These amounts do not reflect the actual amount of compensation earned by or paid to the CEO and our other NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee in regards to the CEO’s and our other NEO’s compensation for fiscal year 2025, see the Compensation Discussion and Analysis section beginning on page 50.

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Pay versus performance

	CEO 2025	Non-CEO NEOs 2025	CEO 2024	Non-CEO NEOs 2024	CEO 2023	Non-CEO NEOs 2023	CEO 2022	Non-CEO NEOs 2022	CEO 2021	Non-CEO NEOs 2021
Summary Compensation Table Total	$17,129,140	$4,255,404	$17,314,606	$3,956,917	$17,309,938	$4,523,549	$16,711,236	$4,192,099	$14,189,333	$3,741,372
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	(13,303,715)	(2,613,374)	(13,237,825)	(2,405,935)	(13,536,017)	(2,916,651)	(12,627,967)	(2,446,702)	(10,328,129)	(2,275,487)
Plus Fair Value for Awards Granted in the Covered Year That Remain Unvested at the End of the Covered Year	10,120,140	1,987,995	12,671,208	2,302,961	16,001,719	3,382,509	12,182,073	1,900,248	13,014,873	2,802,179
Plus Fair Value for Awards Granted in the Covered Year That Vested in the Covered Year	—	—	—	—	—	—	—	237,067	—	—
Change in Fair Value of Outstanding Unvested Awards from Prior Years	(8,282,117)	(1,178,828)	(4,639,093)	(642,674)	9,575,664	898,856	(800,866)	(44,627)	156,433	42,169
Change in Fair Value of Awards from Prior Years That Vested in the Covered Year	(1,951,005)	(240,954)	(2,512,443)	(239,270)	569,022	89,954	(411,606)	(106,720)	(315,261)	(46,681)
Less Fair Value of Awards Forfeited During the Covered Year	—	—	—	—	—	—	—	(96,546)	—	—
Plus Fair Value of Incremental Dividends or Earnings Paid on Stock Awards	—	—	—	—	—	—	—	—	—	—
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	(236,700)	(48,658)	(343,669)	(82,894)	(313,046)	(50,658)	(154,081)	(44,013)	(170,152)	(112,292)
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	—	—	205,585	29,504	158,523	30,834	144,357	27,795	137,449	64,592
Compensation Actually Paid	3,475,744	2,161,585	9,458,369	2,918,609	29,765,803	5,958,393	15,043,146	3,618,600	16,684,546	4,215,851
Fair values of equity awards set forth in the table above are computed in accordance with FASB ASC Topic 718 as of the respective fiscal year-end, other than fair values of equity awards that vest in the covered year, which are valued as of the applicable vesting date. For a description of the methodology and assumptions used to determine the amounts reflected in these columns, see Note 9 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.
The aggregate change in actuarial present value of accumulated benefit under pension plans reflects the amount reported for the applicable year in the Summary Compensation Table. Service cost is calculated as the actuarial present value of benefits under all pension plans attributable to services rendered during the applicable fiscal year. Prior service cost is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributable by the benefit formula to services rendered in periods prior to the applicable amendment. For a description of the

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methodology and assumptions used to determine the amounts reflected in these columns, see Note 10 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025. Effective September 30, 2024, the U.S. pension plan is frozen and plan participants no longer accrue service benefits under the plan after such date.
(3)TSR is cumulative for the measurement periods beginning on September 30, 2020 and ending on September 30 of each of 2025, 2024, 2023, 2022 and 2021, respectively, calculated in accordance with SEC rules. The peer group for purposes of this table is the S&P 500 Healthcare Equipment & Supplies Index, which the Company also utilizes in the stock performance graph included in its annual report to shareholders.
(4)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended September 30, 2025, 2024, 2023, 2022 and 2021. In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. Following the completion of the spin-off, the historical results of the Diabetes Care business are now accounted for as discontinued operations. The table above does not adjust for discontinued operations so the results are not comparable across periods. “Net Income from Continuing Operations” is in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended September 30, 2025, 2024, 2023, 2022 and 2021 was $1.67 billion, $1.7 billion, $1.53 billion, $1.64 billion and $1.60 billion, respectively.
(5)Revenue represents the most important financial performance measure used by the Company to link compensation actually paid to our NEOs, including our CEO, for the most recently completed fiscal year to the Company’s performance. Revenue as set forth in the table is a non-GAAP measure and does not conform to generally accepted accounting principles. Revenue includes results from BD's continuing operations and is adjusted to account for the impact of foreign currency exchange rates in effect during the year, whether favorable or unfavorable to BD, compared to the rates we budgeted for that fiscal year. For our fiscal year 2021 PIP, the Compensation Committee set two separate revenue targets, one for revenues from our BD VeritorTM COVID-19 test and the other for our base business (which excludes COVID-19 only diagnostic testing). Revenue as set forth in the table for fiscal year 2021 reflects the combined performance. In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. Following the completion of the spin-off, the historical results of the Diabetes Care business are now accounted for as discontinued operations. The table above does not adjust for discontinued operations so the results are not comparable across periods. In August 2023, the Company completed the sale of its Surgical Instrumentation Platform and revenue reflected in the table for fiscal year 2023 has been adjusted for the divestiture.
Tabular list of most important financial performance measures
The following table sets forth an unranked list of the performance measures which we view as the “most important” measures for linking our NEO's 2025 compensation to performance.

Performance Measures
Revenue*
Adjusted EPS*
Free cash flow*
Operating margin*
ROIC*
*    These performance measures do not conform to generally accepted accounting principles. The Compensation Discussion and Analysis section beginning on page 50 includes a description of these metrics.
Analysis of the information presented in the pay versus performance table
As described in more detail in the Compensation Discussion & Analysis section of this proxy statement, the Company’s executive compensation program reflects our commitment to pay-for-performance. We selected Revenue as our Company selected measure in our Pay versus Performance table above for purposes of evaluating Pay versus Performance because it is a key performance metric within our annual incentive plan and our long-term incentive compensation programs. While we utilize several performance measures to align executive compensation with performance, we do not present all of these measures in the Pay versus Performance table above.
In accordance with SEC rules, we are providing the following graphic depictions of the relationships between information presented in the Pay versus Performance table.

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Pay versus performance
Compensation Actually Paid versus Total Shareholder Return
The graph below shows the relationship between compensation actually paid (to CEO and the average to other NEOs) and the Company’s cumulative TSR and the cumulative TSR of the peer group.
Compensation Actually Paid versus Net Income
The graph below shows the relationship between compensation actually paid (to CEO and the average to other NEOs) and the Company’s Net Income. In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. Following the completion of the spin-off, the historical results of the Diabetes Care business are now accounted for as discontinued operations. The chart below does not adjust for discontinued operations so the results are not comparable across periods.
Compensation Actually Paid versus Revenue
The graph below shows the relationship between compensation actually paid (to CEO and the average to other NEOs) and the Company’s Revenues. In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. Following the completion of the spin-off, the historical results of the Diabetes Care business are now accounted for as discontinued operations. The chart below does not adjust for discontinued operations so the results are not comparable across periods. In August 2023, the Company completed the sale of its Surgical Instrumentation Platform and revenue reflected in the chart for fiscal year 2023 has been adjusted for the divestiture.

88

Proposal 4: Approval of an amendment to the 2004 employee and director equity-based compensation plan
At the 2026 Annual Meeting, BD shareholders will be asked to approve an amendment to our 2004 Employee and Director Equity-Based Compensation Plan (the “2004 Plan”) to increase the number of authorized shares of our common stock that may be issued under the 2004 Plan.
Purpose of the 2004 Plan
We use awards under the 2004 Plan to attract, retain and motivate associates throughout the BD organization who are important to BD’s future and to align the interests of our associates with those of our shareholders. The Board believes that BD must continue to offer equity compensation awards to successfully attract and retain the best possible BD associates. We also provide awards under the 2004 Plan to Board members to align their interests with those of our shareholders.
Description of proposed amendment
The proposed amendment to Section 5 of the 2004 Plan would increase the shares available for awards by 3,935,000 shares, from 51,700,000 to 55,635,000. Under the amendment, all of the 3,935,000 shares to be added by the amendment may be used for full-value awards. “Full-value” awards are any type of awards other than stock options and SARs. This would include, for instance, Performance Units and TVUs. No other amendments to the 2004 Plan are being proposed. If the proposed amendment is approved at the 2026 Annual Meeting, BD intends to register the additional shares under the Securities Act of 1933, as amended, as soon as practicable following the 2026 Annual Meeting.
A copy of the 2004 Plan as proposed to be amended (with deleted text indicated by strikethroughs and new text underlined) is attached to this proxy statement as Appendix B. No other amendments to the 2004 Plan are being proposed.
Shares available under our equity compensation plans and share usage
As of November 30, 2025, 6,995,914 shares of BD common stock remained available for the issuance of awards under the 2004 Plan, assuming outstanding Performance Units vest at target. This includes 2,637,067 shares available for full-value awards.
To the extent any outstanding award granted under the 2004 Plan is canceled or expires, the shares subject to the award will become available again for issuance. Also, shares underlying awards issued in assumption of, or substitution for, awards issued by a company acquired by BD (referred to as “Substitute Awards”) will not reduce the number of shares remaining available for issuance under the 2004 Plan. In the event an award is exercised through the delivery of BD shares or withholding tax liabilities arising from an award are satisfied by the withholding of shares by the Company, the shares so delivered or withheld will not be available for issuance under the 2004 Plan. In addition, upon the exercise of a SAR, the greater of the number of shares subject to the SAR and the number of shares issued in connection with the exercise will be deducted from the number of shares available for issuance under the 2004 Plan.
Potential dilution; Burn rate
When considering the number of additional shares proposed to be made available for grant under the 2004 Plan, the Compensation Committee reviewed, among other things, the potential dilution to our shareholders as measured by the gross run rate, or "burn rate". Burn rate is defined as the number of

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Proposal 4: Approval of an amendment to the 2004 employee and director equity-based compensation plan shares subject to awards granted under the Company's equity incentive plans divided by the Company's basic weighted average number of common shares outstanding at the end of the year. BD's burn rate has averaged 0.61% over the past three years.
Material terms of the 2004 Plan
The following is a summary of the material features of the 2004 Plan. This summary is qualified in its entirety by the full text of the 2004 Plan attached as Appendix B.
Compensation and governance best practices
The 2004 Plan includes certain compensation and governance best practices with some of the key features as follows:
•Unvested equity compensation awards include double-trigger accelerated vesting provision in connection with a change in control.
•No liberal change-in-control definition.
•Prohibition on discounted exercise price for stock options and SARs, no repricing of stock options or SARs without shareholder approval, and no reload provisions.
•Prohibition on paying dividends on unvested awards.
•No liberal share recycling provisions.
•Cap on the number of shares that may be used as full-value awards.
•Clawback policy tied to financial statement restatements, breaches of restrictive covenants or for cause as defined under the 2004 Plan.
•No "evergreen" feature pursuant to which the shares authorized for issuance under the 2004 Plan can be automatically replenished.
•Administration by the Compensation Committee, which is comprised solely of independent directors.
Eligibility and participation
Any employee of BD, including any officer or management director, is eligible to receive awards under the 2004 Plan. Additionally, any holder of an outstanding equity-based award issued by a company acquired by BD may be granted a Substitute Award under the 2004 Plan. BD had approximately 72,000 employees as of September 30, 2025. Non-management directors are also eligible to participate in the 2004 Plan. As of the date of this proxy statement, there are 13 non-management directors. The basis for participation in the 2004 Plan is the Compensation Committee’s decision, in its sole discretion, that an award to an eligible participant will further the 2004 Plan’s purposes, as described above. In exercising its discretion, the Compensation Committee will consider the recommendations of management and the purposes of the 2004 Plan.
Administration of the 2024 Plan
The 2004 Plan is administered by the Compensation Committee. The Compensation Committee has the sole discretion to grant to eligible participants one or more equity awards and to determine the type, number or amount of any award to be granted. The Compensation Committee has the authority to, among other things, interpret any provision of the 2004 Plan, adopt rules and regulations for administering the 2004 Plan, and delegate any administrative responsibilities under the 2004 Plan. Decisions of the Compensation Committee are final and binding on all parties.
Awards
General. Awards are granted for no cash consideration, or for minimal cash consideration if required by applicable law. Awards may provide that upon their exercise, the holder will receive cash, BD stock, other securities, other awards, other property or any combination thereof. Shares deliverable under the 2004 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.
Exercise price. Except in the case of Substitute Awards, the exercise price of any stock option or SAR, and the purchase price of any security that may be purchased under any other award, will not be less than 100% of the fair market value per share of BD common stock or other security on the date of grant. The Compensation Committee may not amend an award to reduce its exercise, grant or purchase price, cancel

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Proposal 4: Approval of an amendment to the 2004 employee and director equity-based compensation plan an outstanding stock option or SAR and replace it with a new award with a lower exercise price (except for adjustments in connection with stock splits and other events, as described below), or exchange for cash any stock option or SAR whose exercise price is less than the then-current BD stock price. The closing price per share of BD common stock on December 5, 2025 was $193.96.
Exercise of award; Form of consideration. The Compensation Committee determines the times at which options and other purchase rights may be exercised, and the methods by which payment of the purchase price may be made. No loans are extended by BD to any participant in connection with the exercise of an award (although BD is permitted to maintain a broker-assisted “cashless exercise” program for stock options).
Stock options and stock appreciation rights. The term of any stock options and SARs granted under the 2004 Plan is established by the Compensation Committee, but may not exceed 10 years. The Compensation Committee may impose a vesting schedule on stock options and SARs. No participant may receive stock options and SARs under the 2004 Plan in any calendar year that relate to more than 250,000 shares, subject to adjustment as discussed below. Unless otherwise provided by the Compensation Committee, employee stock options and SARs:
•are exercisable following voluntary termination of employment or involuntary termination of employment without cause for three months, but only to the extent such awards were exercisable at the time of termination;
•become fully vested upon retirement, death and disability, and otherwise remain in effect in accordance with their terms; and
•otherwise lapse upon termination of employment.
Stock options granted under the 2004 Plan may be incentive stock options (“ISOs”), which afford certain favorable tax treatment for the holder, or non-qualified stock options (“NQSOs”). See “Tax matters” below.
Restricted stock and restricted stock units. The Compensation Committee may impose restrictions on restricted stock and restricted stock units, in its discretion. Upon death, disability or retirement, all restrictions on restricted stock and restricted stock units will no longer apply. In all other cases of termination of employment during the restriction period, unvested restricted stock and restricted stock units will be forfeited.
Performance units. Performance unit payments are tied to the attainment of performance goals established by the Compensation Committee. The Compensation Committee establishes the performance criteria, the length of the performance period and the form and time of payment of the award. Upon retirement or involuntary termination without cause during the performance period, a holder of performance units will receive a pro-rata portion of the amount otherwise payable under the award. In the event of voluntary termination or termination for cause, performance units will be forfeited. In other cases of termination of employment during the performance period, the rights of the holder will be as determined by the Compensation Committee.
Other stock-based awards. The Compensation Committee may grant and establish the terms and conditions of other stock-based awards, such as dividend equivalent rights.
Certain adjustments. If a recapitalization, stock split, spin-off or other event described in Section 5(e) of the 2004 Plan affects BD common stock in a way that an adjustment is required to preserve the value of outstanding awards and prevent dilution or enlargement of the benefits intended to be made available under the 2004 Plan, the Compensation Committee will adjust, as it determines equitable: (i) the number and type of shares (or other securities or property) available for awards, (ii) the number and type of shares (or other securities or property) subject to outstanding awards, and (iii) the grant, purchase or exercise price of any award. The Compensation Committee may not take any other action to reduce the exercise, grant or purchase price of any award as established at the time of grant.
Transferability. Awards granted under the 2004 Plan are not transferable other than by will or the laws of descent and distribution, except as otherwise provided by the Compensation Committee. However, in no event may an award be transferred by a participant for value. Except to the extent a transfer is permitted, an award is exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative.

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Deferral
Eligible recipients of certain awards have the right to defer the receipt of any or all of the shares deliverable upon settlement of the award in accordance with the terms and conditions of BD’s Restoration Plan described previously in this proxy statement.
Change in control
Upon a change in control (as defined in the 2004 Plan), awards will not automatically vest upon a change in control if the awards are either continued or replaced with similar awards. In such instance, the awards will automatically vest only if the associate is terminated without “cause” or the associate terminates employment for “good reason” (as such terms are defined in the 2004 Plan) within two years of the change in control.
Amendment and termination
The Board may amend, discontinue or terminate the 2004 Plan or any portion of the 2004 Plan at any time. Shareholder approval may be required by NYSE, tax or regulatory requirements for certain amendments. Participant approval must also be obtained for any amendment that would adversely affect the rights of such participant under any award granted under the 2004 Plan.
Plan benefits
The issuance of any awards under the 2004 Plan will be at the discretion of the Compensation Committee. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.
The following table sets forth the awards (excluding Substitute Awards) granted under the 2004 Plan since inception and includes awards subsequently forfeited, if any, as of September 30, 2025.
Becton, Dickinson and Company
2004 Employee and Director Equity-Based Compensation Plan

Name and Position	Stock Appreciation Rights	Performance Units	Restricted Stock Units(1)	Performance Time-Vested Units
Thomas E. Polen Chairman, Chief Executive Officer and President	615,836	189,505	69,336	17,447
Christopher J. DelOrefice Executive Vice President and Chief Financial Officer	75,168	32,904	21,052	—
Richard E. Byrd Executive Vice President and President, Interventional Segment	118,950	30,507	16,845	—
Michael C. Feld Executive Vice President, Chief Revenue Officer and President, Life Sciences Segment	10,004	5,085	9,187	—
Michael D. Garrison Executive Vice President and President, Medical Essentials and BioPharma Systems Segments	110,335	30,727	16,643	—
All current executive officers as a group	1,119,931	350,512	204,280	19,312
All current non-employee directors as a group	4,436	—	155,828	—
BD employees other than executive officers, as a group	5,906,615	1,414,646	4,975,733	—
(1)This column includes time-vested awards, including TVUs, granted to employees and directors.

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Proposal 4: Approval of an amendment to the 2004 employee and director equity-based compensation plan
Tax matters
The following is a brief summary of the principal income tax consequences under current federal income tax laws relating to awards under the 2004 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.
Non-qualified stock options and SARs
An optionee or SAR recipient will not recognize any taxable income upon the grant of an NQSO or SAR and BD will not be entitled to a tax deduction with respect to the grant of an NQSO or SAR. Upon exercise of an NQSO or SAR, the excess of the fair market value of the underlying shares of BD common stock on the exercise date over the exercise price will be taxable as compensation income to the grantee and will be subject to applicable withholding taxes. BD will generally be entitled to a tax deduction at such time in the amount of such compensation income. The grantee’s tax basis for the shares received pursuant to the exercise of an NQSO or SAR will equal the sum of the compensation income recognized and the exercise price. In the event of a sale of shares received upon the exercise of an NQSO or SAR, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such shares is more than one year.
Incentive stock options
An optionee will not recognize any taxable income at the time of grant or exercise of an ISO while an employee (or within three months after termination of employment), and BD will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to BD, if the ISO is not exercised while the optionee is employed by BD or within three months after termination of employment, or if the optionee subsequently engages in a “disqualifying disposition,” as described below. Also, the excess of the fair market value of the underlying shares on the date of exercise over the exercise price will be an item of income for purposes of the optionee’s alternative minimum tax. A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a “disqualifying disposition” of such shares that will have the following results: any excess of: (i) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO or (b) the amount realized on such disqualifying disposition of the shares, over (ii) the option exercise price of such shares, will be ordinary income to the optionee, and BD will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by BD.
Restricted stock
A grantee will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Code, within 30 days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If restricted stock for which a Section 83(b) election has been made is subsequently forfeited, the holder will not be able to recover any taxes that were paid as a result of such election. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock is subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, BD generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder’s basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.
Restricted stock units and performance units
The grant of an Award of restricted stock units or performance units will not result in income for the grantee or in a tax deduction for BD. Upon the settlement of such an Award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and BD generally will be entitled to a tax deduction in the same amount.

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Proposal 4: Approval of an amendment to the 2004 employee and director equity-based compensation plan
Equity compensation plan information
The following table provides certain information as of September 30, 2025 regarding BD’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	7,971,697	(2)	$223.05	7,918,713	(3)
Equity compensation plans not approved by security holders	1,166,034	(4)	N/A	0	(5)
Total	9,137,731		$223.05	7,918,713
(1)Shares issuable pursuant to outstanding performance-based restricted stock units and time-vested restricted stock units under the 2004 Plan and BD’s 1994 Stock Award Plan, as well as shares issuable under the Directors’ Deferral Plan, the Restoration Plan and the GSIP, are not included in the calculation of weighted-average exercise price, as there is no exercise price for these shares.
(2)Shares issuable include (i) 4,960,789 SARs granted under the 2004 Plan, (ii) 1,116,712 performance-based restricted stock units (assuming maximum payout) and 1,890,771 time-vested restricted stock units granted under the 2004 Plan, and (iii) 3,425 shares issuable under restricted stock unit awards granted under the 1994 Stock Award Plan.
(3)Represents shares available for issuance under the 2004 Plan and includes 3,442,414 shares available for full-value awards, assuming maximum payout of outstanding Performance Units.
(4)Includes 87,521 shares issuable under the Directors’ Deferral Plan, 179,222 shares issuable under the Restoration Plan and 899,291 shares issuable under the GSIP.
(5)Not shown are shares issuable under the Directors’ Deferral Plan, the Restoration Plan or the GSIP. There are no limits on the number of shares issuable under these plans, and the number of shares that may become issuable will depend on future elections made by plan participants.
Directors’ deferral plan
The Directors’ Deferral Plan allows non-management directors to defer receipt, in an unfunded cash account or a BD common stock account, of all or part of their annual retainer and other cash fees. Directors may also defer receipt of the shares underlying their restricted stock unit awards. The number of shares credited to the BD common stock accounts of participants is adjusted periodically to reflect the payment and reinvestment of dividends on the BD common stock. Participants may also elect to have amounts held in a cash account converted into a BD common stock account. Amounts credited to the BD stock fund are paid out in BD shares at the time of distribution. The Directors’ Deferral Plan is not qualified, and participants have an unsecured contractual commitment of BD to pay the amounts due under the Directors’ Deferral Plan.
Restoration plan
Information regarding the deferral features of the Restoration Plan can be found on page 80 of this proxy statement. The number of shares credited to the BD common stock accounts of participants is adjusted periodically to reflect the payment and reinvestment of dividends on the BD common stock. Amounts credited to the BD common stock accounts of the Restoration Plan are paid out in BD shares at the time of distribution. The Restoration Plan is not qualified, and participants have an unsecured contractual commitment of BD to pay the amounts due under the plan.
GSIP
BD maintains the GSIP for its non-U.S. associates in certain jurisdictions outside of the United States. The purpose of the GSIP is to provide non-U.S. associates with a way to save on a regular and long-term basis and acquire a beneficial interest in BD common stock. Participants may contribute a portion of their base pay, through payroll deductions, to the GSIP for their account. BD provides matching funds of up to 3% of a participant’s base pay through contributions to the participant’s plan account. A participant may withdraw the vested portion of the participant’s account, although such withdrawals must be in the form of a cash payment if the participant is employed by BD at the time of withdrawal. Following termination of service, withdrawals will be paid in either cash or shares, at the election of the participant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

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Ownership of BD common stock
Securities owned by certain beneficial owners
The following table sets forth information concerning those persons known to BD to be the beneficial owner of more than 5% of BD’s outstanding common stock, the only class of BD capital stock with voting rights. This information is based on filings made by such entities with the SEC. In general, “beneficial ownership” includes those shares that a person has the sole or shared power to vote or dispose of, including shares that the person has the right to acquire within 60 days. The percent of class is determined by dividing the number of shares reported as beneficially owned by such entity by 285,402,168, the number of shares of our common stock outstanding as of September 30, 2025.

Name and address of beneficial owner	Title of security	Amount and nature of beneficial ownership		Percent of class
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	32,308,728	(1)	11.3%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	22,774,866	(2)	7.9%
T. Rowe Price Investment Management, Inc. 1307 Point Street Baltimore, MD 21231	Common Stock	16,178,519	(3)	5.6%
(1)Based on Amendment No. 12 to Schedule 13G filed on July 7, 2025, as of June 30, 2025, the beneficial owner has sole dispositive power with respect to 30,930,700 shares and shared dispositive power with respect to 1,378,028 shares, and has shared voting power with respect to 361,620 shares.
(2)Based on Amendment No. 11 to Schedule 13G filed on January 26, 2024, as of December 31, 2023, the beneficial owner has sole dispositive power with respect to 22,774,866 shares, and has sole voting power with respect to 20,671,268 shares.
(3)Based on Schedule 13G filed on August 14, 2025, as of June 30, 2025, the beneficial owner has sole dispositive power with respect to 16,178,519 shares, and has sole voting power with respect to 15,106,743 shares.

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Ownership of BD common stock
Securities owned by directors and management
The following table sets forth information as of December 1, 2025 concerning the beneficial ownership of BD common stock by: (i) each director and director nominee, (ii) the NEOs and (iii) all BD directors and executive officers as a group. Each person has the sole power to vote and dispose of the shares he or she beneficially owns. None of BD’s directors, director nominees or executive officers has pledged or hedged against any of the shares listed.
BD Common Stock

Name of beneficial owner	Amount and nature of beneficial ownership(1)	Percent of class
William M. Brown	3,544	*
Catherine M. Burzik	14,923	*
Richard E. Byrd	83,059	*
Carrie L. Byington, M.D.	5,541	*
Christopher J. DelOrefice	65,666	*
R. Andrew Eckert	9,285	*
Michael C. Feld	4,123	*
Claire M. Fraser, Ph.D.	22,601	*
Michael D. Garrison	87,631	*
Gregory J. Hayes	6,056	*
Jeffrey W. Henderson	8,039	*
Robert L. Huffines	180	*
Christopher Jones	34,228	*
Thomas E. Polen	527,589	*
Timothy M. Ring	60,060	*
Bertram L. Scott	54,214	*
Joanne Waldstreicher, M.D.	2,291	*
Jacqueline Wright	180	*
Directors and executive officers as a group (23 persons)	1,134,105	*
*   Represents less than 1% of the outstanding BD common stock.
(1)Includes (a) shares held directly, (b) with respect to executive officers, indirect interests in BD common stock held under BD plans, and (c) with respect to the non-management directors, indirect interests in BD common stock held under the Directors’ Deferral Plan. Additional information on certain of these plans appears on page 94. Also includes (i) shares that our NEOs may acquire within 60 days of December 1, 2025 under outstanding equity awards (amounts shown include the number of exercisable SARs on such date), including: Mr. Byrd, 79,780 shares; Mr. DelOrefice, 46,935 shares; Mr. Feld, 2,501 shares; Dr. Garrison, 80,627 shares; and Mr. Polen, 426,275 shares, (ii) with respect to each non-management director, shares issuable within 60 days of December 1, 2025 under outstanding equity awards are as follows: Mr. Brown, 947 shares; Ms. Burzik, 5,418 shares; Dr. Byington, 947 shares; Mr. Eckert, 947 shares; Dr. Fraser, 20,148 shares; Mr. Hayes, 806 shares; Mr. Henderson, 947 shares; Mr. Huffines, 180 shares; Mr. Jones, 11,984 shares; Mr. Ring, 947 shares; Mr. Scott, 26,253 shares; Dr. Waldstreicher, 947 shares; and Ms. Wright, 180 shares, and (iii) with respect to the non-management directors and executive officers as a group, shares exercisable or issuable within 60 days of December 1, 2025 under outstanding equity awards in an amount of 815,982.
Delinquent section 16(a) reports
Section 16(a) of the Exchange Act requires BD’s directors and executive officers to file initial reports of their ownership of BD’s equity securities and reports of changes in such ownership with the SEC and the NYSE. Directors and executive officers are required by SEC regulations to furnish BD with copies of all Section 16(a) forms they file with respect to BD securities. Based solely on a review of copies of such forms filed electronically with the SEC and written representations from BD’s directors and executive officers, BD believes that during fiscal year 2025, all of its directors and executive officers were in compliance with the reporting requirements of Section 16(a), except for the inadvertent late filing of one Form 4 for Shana Neal reporting option right exercises and tax withholdings under a deferred compensation plan on each of November 18, 2022, November 20, 2023 and November 21, 2024, due to an administrative oversight.

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General information
Proxy solicitation
These proxy materials are being mailed or otherwise sent to BD shareholders on or about December 18, 2025 in connection with the solicitation of proxies by the Board for BD’s 2026 Annual Meeting to be held virtually via the Internet on Tuesday, January 27, 2026, at 1:00 p.m. EST. BD’s directors and officers and other BD associates also may solicit proxies by telephone or otherwise. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. BD has retained MacKenzie Partners, Inc. to assist in soliciting proxies for a fee not to exceed $25,000 plus expenses. The cost of soliciting proxies will be borne by BD.
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on January 27, 2026. This proxy statement and BD’s 2025 Annual Report to Shareholders are also available at www.edocumentview.com/BDX.
Shareholders entitled to vote
The record date for determining shareholders entitled to notice of, and to vote at, the 2026 Annual Meeting (or any adjournment or postponement thereof) was December 8, 2025. As of such date, there were 284,908,096 shares of BD common stock outstanding, each entitled to one vote.
Virtual meeting
The Board has directed that the 2026 Annual Meeting be held as a virtual meeting only via live webcast. The decision to hold the 2026 Annual Meeting in a virtual format is in accordance with New Jersey law, which permits virtual shareholder meetings. While you will not be able to attend the 2026 Annual Meeting at a physical location, we are committed to ensuring that our shareholders have the same rights and opportunities to participate in the 2026 Annual Meeting as they would if the 2026 Annual Meeting were being held as an in-person meeting at a physical location. To that end, shareholders will have the ability to attend the 2026 Annual Meeting via live webcast, vote their shares electronically and ask questions at the virtual meeting online, as discussed further below.
Attendance at the 2026 annual meeting
Shareholders of record may attend the 2026 Annual Meeting by logging in at https://meetnow.global/MFT7Y46. To log in, you will need the control number that is printed on your proxy/voting instruction card (referred to as the "proxy card"), the Notice Regarding the Availability of Proxy Materials or the email sending you the link to the proxy materials, as applicable.
If your shares are held beneficially in the name of a bank, brokerage firm or other nominee (also known as shares held in “street name”), please visit https://meetnow.global/MFT7Y46 and enter the control number found on the voting instructions included with your proxy materials. While we expect the vast majority of beneficial owners will be able to attend the 2026 Annual Meeting via live webcast, vote their shares electronically and ask questions at the virtual meeting online using the control number received with their proxy materials, we recommend that beneficial owners check with their intermediary through which they hold their shares to confirm whether it is necessary to register in advance of the 2026 Annual Meeting. If registration is required, please see “How to register in advance of the 2026 annual meeting” below.
Access to the 2026 Annual Meeting website will be available on the day of the 2026 Annual Meeting beginning at 12:45 p.m. EST. We recommend that you log in 15 minutes before the start of the 2026 Annual Meeting to ensure sufficient time to complete the check-in procedures. If you are not a shareholder, you may still access the meeting as a guest, but you will not be able to vote or ask questions.

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General information
How to register in advance of the 2026 annual meeting
If your intermediary does not provide for the ability to access the 2026 Annual Meeting using the control number found on the voting instructions included with your proxy materials, you will be required to request a legal proxy from your intermediary to register in advance of the 2026 Annual Meeting to participate in the 2026 Annual Meeting.
To register, you must submit proof of your proxy power (legal proxy) reflecting your ownership of BD common stock as of the record date, which can be obtained from your intermediary, and your email address. Requests for registration should be directed to Computershare and be received no later than 5:00 p.m. EST, on January 21, 2026, at the following:
•By e-mail: Forward an image of your legal proxy to legalproxy@computershare.com along with your name and email address. Requests for registration must be labeled as “Legal Proxy”; or
•By mail: Send a copy of your legal proxy, along with your name and email address, to Computershare, BD Legal Proxy, P.O. Box 43001, Providence, RI, 02940-3001.
You will receive a confirmation email from Computershare of your registration and a new 15-digit control number, which will allow you to attend the 2026 Annual Meeting, vote your shares and ask questions.
If you have already voted your shares and then request a legal proxy, your original vote will be invalidated and you will be required to vote your shares again.
How to ask questions at the 2026 annual meeting
The 2026 Annual Meeting will include a question and answer session (subject to time constraints), during which we will answer questions submitted by shareholders in accordance with the meeting rules of conduct posted on the meeting website, https://meetnow.global/MFT7Y46, and that are relevant to the Company and meeting matters. Shareholders will have an opportunity to submit written questions via the Internet during the meeting by logging into the meeting website at https://meetnow.global/MFT7Y46, with the control number found on the proxy materials. If you are the beneficial owner of shares held in "street name", you may need to register in advance to obtain a unique control number as discussed above under “How to register in advance of the 2026 annual meeting."
Questions and answers will be grouped by topic, and substantially similar questions will be answered once to avoid repetition and allow more time for other questions. If time does not permit us to address each question received during the 2026 Annual Meeting, in BD’s discretion, we may post answers to these questions to the "Investors" page of our corporate website, www.investors.bd.com, after the meeting.
How to vote at the 2026 annual meeting or by proxy
If you were a registered shareholder at the close of business on December 8, 2025 and have your control number, you may vote your shares during the 2026 Annual Meeting by following the instructions available on the 2026 Annual Meeting website. Please visit https://meetnow.global/MFT7Y46 to access the 2026 Annual Meeting. In addition, shareholders of record may cast their votes by proxy, and participants in the BD plans described below may submit their voting instructions, by:
•using the Internet and voting at the website listed on their proxy card;
•using the telephone number listed on their proxy card; or
•signing, completing and returning the proxy card in the postage-paid envelope provided.
Votes and voting instructions provided through the Internet and by telephone are authenticated by use of your control number. This procedure allows shareholders to appoint a proxy, and the various participants in BD plans to provide voting instructions, and to confirm that their actions have been properly recorded. If you vote through the Internet or by telephone, you do not need to return your proxy card. In order to be timely processed, voting instructions submitted by GSIP plan participants must be received by January 21, 2026 at 11:59 p.m. EST, and voting instructions submitted by all other BD plan participants must be received by January 22, 2026 at 11:59 p.m. EST. All proxies submitted by record holders through the Internet or by telephone must be received by January 27, 2026 at 1:00 a.m. EST in order to be timely processed.

98

General information
If you are the beneficial owner of shares held in street name, you can direct your bank, broker or other nominee on how to vote your shares by following the instructions provided to you by your nominee. Alternatively, beneficial owners of shares held in street name may vote their shares at the 2026 Annual Meeting. If you are the beneficial owner of shares held in street name, and your intermediary does not require registration in advance of the 2026 Annual Meeting, please visit https://meetnow.global/MFT7Y46 to vote your shares during the 2026 Annual Meeting. If your intermediary requires registration in advance of the 2026 Annual Meeting, see “How to register in advance of the 2026 annual meeting.”
Shares represented by properly executed proxies will be voted in accordance with the instructions specified therein. Shares represented by properly executed proxies that do not specify voting instructions will be voted in accordance with the recommendations of the Board set forth in this proxy statement. If you hold your shares in street name and do not provide timely voting instructions to your bank, broker or other nominee, your nominee will not be permitted to vote your shares in its discretion on the election of directors (Proposal 1), the advisory vote to approve named executive officer compensation (Proposal 3) or the approval of an amendment to the 2004 Plan (Proposal 4), but may still be permitted to vote your shares in their discretion on the ratification of the independent registered public accounting firm (Proposal 2).
Technical assistance
The virtual meeting platform is accessible across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) that are running the most updated version of applicable software and plugins. Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection to participate in the 2026 Annual Meeting. Should you require assistance, please call the support team listed on the 2026 Annual Meeting website at https://meetnow.global/MFT7Y46 or by phone, within the U.S., U.S. territories and Canada: +1-888-724-2416, or outside of the U.S., U.S. territories & Canada:+1-781-575-2748.
Participants in BD plans
Participants in the BD 401(k) Plan or the 401(k) plan of any BD subsidiary may instruct the plan trustee how to vote the shares of BD common stock allocated to their plan accounts. Shares for which no voting instructions are received by the plan trustee will be voted in the same proportion as those shares for which timely instructions are received.
Participants in the Restoration Plan, the Directors’ Deferral Plan, and the GSIP (if so provided under the terms of the local country GSIP plan) may provide voting instructions for the shares of BD common stock allocated to their plan accounts. Plan shares for which no voting instructions are received by the plan trustees will be voted in the same proportion as those plan shares for which timely instructions are received.
Proxies representing shares of BD common stock held of record also will serve as proxies for shares held under the Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A. and any shares of BD common stock allocated to participants’ accounts under the plans mentioned above, if the registrations are the same. Separate mailings will be made for shares not held under the same registrations.
Quorum; required vote
The holders of a majority of the shares entitled to vote at the 2026 Annual Meeting must be present in person or represented by proxy to constitute a quorum. Virtual attendance at the 2026 Annual Meeting constitutes presence in person for purposes of a quorum.
Directors are elected by a majority of the votes cast at the meeting (Proposal 1), which means that a director nominee is elected if the number of votes cast “for” such nominee’s election exceeds the number of votes cast “against” such nominee’s election. If an incumbent director receives a greater number of votes “against” the director’s election than votes “for” such election, the director must offer to submit his or her resignation and the Board will decide whether to accept the offer to resign in accordance with the process described on page 40 of this proxy statement.

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General information
Approval of each of Proposals 2, 3 and 4 requires the affirmative vote of a majority of the votes cast at the meeting by holders entitled to vote. Under New Jersey law, abstentions and broker non-votes will not be counted as votes cast, and, accordingly, will have no effect on the outcome of the vote on these proposals.
Revocation of proxies or change of instructions
A proxy given by a shareholder of record may be revoked or changed by:
•sending written notice of revocation to the Corporate Secretary of BD at 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880 so that it is received no later than January 26, 2026,
•delivering a proxy (by one of the methods described above under the heading “How to vote at the 2026 annual meeting or by proxy”) bearing a later date, or
•voting at the 2026 Annual Meeting by following the instructions available on the 2026 Annual Meeting website.
Participants in the plans described above may change their voting instructions by timely delivering new voting instructions by one of the methods described above under the heading “How to vote at the 2026 annual meeting or by proxy.”
If you are the beneficial owner of shares held in street name, you may revoke or change your voting instructions in the manner provided by your bank, broker or other nominee, or you may vote at the 2026 Annual Meeting in the manner described above under the heading "How to vote at the 2026 annual meeting or by proxy."
Shareholder proposals or director nominations for 2027 annual meeting
Any proposal that a shareholder wishes to submit for inclusion in BD’s proxy materials for the 2027 Annual Meeting pursuant to SEC Rule 14a-8 must be received by BD not later than August 20, 2026. All proposals and supporting materials must be addressed to: Corporate Secretary, Becton, Dickinson and Company, 1 Becton Drive, Franklin Lakes, New Jersey 07417-1880. BD will not consider any proposal that is not timely delivered or otherwise does not meet the SEC requirements for submitting the proposal.
A shareholder’s notice of nomination of one or more director candidates to be included in BD’s proxy statement and proxy card pursuant to Article II., Section 2.E of our By-Laws (a “proxy access director nomination”) must be received by BD not earlier than July 21, 2026 and not later than August 20, 2026.
Notice of any other business or director nomination (that is, other than a matter brought pursuant to SEC Rule 14a-8 or a proxy access director nomination) that a shareholder wishes to present for consideration at the 2027 Annual Meeting pursuant to Article II., Section 2.D of our By-Laws must be received by BD not earlier than September 29, 2026 and not later than October 29, 2026.
Any director nomination or proposal made pursuant to the By-Laws submitted by a shareholder in connection with the 2027 Annual Meeting must satisfy the applicable information and other requirements specified in BD’s By-Laws, which are available on BD’s website at investors.bd.com/corporate-governance.
Shareholder proposal not included due to procedural defect
BD is providing this information to ensure that it is communicating proactively and maintaining transparency with its shareholders, about its determination that it is not required to include a shareholder proposal in this proxy statement due to violation of the procedural requirements under Rule 14a-8, namely for failure to meet the ownership thresholds. BD submitted a letter to the SEC seeking exclusion of the proposal on September 4, 2025 explaining its basis (www.sec.gov/files/corpfin/no-action/14a-8/cheveddenbecton942025-14a8inc.pdf). On November 17, 2025, the SEC changed its longstanding practice, and issued a statement that it will not express views on the reasons companies intend to exclude proposals cited in no-action letter requests, and will not object if companies omit proposals if the company represents to the SEC that has a reasonable basis to exclude the shareholder proposal based on Rule 14a-8 (the “SEC Statement”).

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General information
On August 27, 2025, BD received a FedEx package from John Chevedden (the “Proponent”) that indicated that the Proponent had emailed a shareholder proposal to BD. After receipt of the package, BD discovered in its SPAM filter the proposal from an email dated August 14, 2025.
Since neither the paper copy nor the email with the proposal contained any documentary evidence of the required share ownership as required under Rule 14a-8(b), BD immediately sent a notice to the Proponent of the procedural deficiency with a request that the deficiency be resolved, together with an explanation of how to demonstrate adequate proof of ownership.
On August 29, 2025, BD received from the Proponent via email a letter from Fidelity Investments (the “Broker Letter”). The Broker Letter stated that the Proponent held seven shares of BD’s stock from at least August 1, 2022 through the start of business on August 14, 2025. The shares owned by Proponent do not meet the ownership threshold based on the calculation method provided by SEC guidance, as the maximum market value of the shares based on the highest selling price during the 60 calendar days before receipt of the proposal amounted to $1,373.89, well below the ownership thresholds required under Rule 14a-8(b).
After receiving the Broker Letter, BD asked the Proponent to withdraw the Proposal, noting the procedural deficiency, and the Proponent declined. BD then sought relief from the SEC. BD has thereby satisfied its obligation under Rule 14a-8(f) by requesting verification of the Proponent’s sufficient share ownership in a timely manner and providing the Proponent with the opportunity to cure the defect. BD has carefully considered the matter, and given that Proponent has failed to demonstrate adequate proof of ownership, and based on longstanding SEC precedent decisions in similar situations, BD has a reasonable basis to exclude the proposal under Rule 14a-8.
Additionally, on November 26, 2025, pursuant to the SEC Statement, BD submitted supplemental correspondence to the SEC representing without qualification that it has a reasonable basis to exclude the shareholder proposal based on Rule 14a-8. On November 26, 2025, the SEC responded that based solely on that representation, the SEC will not object if BD excludes the shareholder proposal from this proxy statement (www.sec.gov/files/corpfin/no-action/14a-8/cheveddenbdx112625.pdf).
Other matters
The Board is not aware of any matters to be presented at the 2026 Annual Meeting other than those set forth in the accompanying notice. If any other matters properly come before the meeting (or any adjournment or postponement thereof), the persons named in the proxy card will vote on such matters in their discretion in accordance with their best judgment.
Note about the BD website
Web addresses to the BD website throughout this document are provided for convenience only. Please note that information on or accessible through the BD website is not part of, or incorporated by reference into, this proxy statement.

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Appendix A. Reconciliation of non-GAAP financial measures
Presented below are reconciliations of non-GAAP financial measures discussed in this proxy statement to the comparable GAAP financial measure. All figures below are rounded, and totals may not add due to rounding.
Adjusted performance under the PIP
1. 2025 Adjusted earnings per share

Reported Diluted Earnings per Share from Continuing Operations	$5.82
Purchase accounting adjustments ($1.898 billion pre-tax) (1)	6.58
Integration costs ($127 million pre-tax) (2)	0.44
Restructuring costs ($275 million pre-tax) (2)	0.95
Transaction costs ($6 million pre-tax) (3)	0.02
Separation-related items ($97 million pre-tax) (4)	0.34
Product, litigation and other items ($548 million pre-tax) (5)	1.90
Tax impact of specified items and other tax related (($473) million)	(1.64)
Adjusted Diluted Earnings per Share from Continuing Operations	$14.40
Adjustments for unbudgeted foreign currency translation	(0.06)
Adjusted Diluted Earnings per Share from Continuing Operations used for PIP	$14.34
(1)Includes amortization and other adjustments related to the purchase accounting for acquisitions.
(2)Represents costs associated with integration and restructuring activities.
(3)Represents transaction costs incurred in connection with the acquisition of Advanced Patient Monitoring.
(4)Represents costs recorded to Other operating expense (income), net incurred in connection with the proposed combination of BD’s Biosciences and Diagnostic Solutions business with Waters Corporation.
(5)Includes certain (income) expense items which are not part of ordinary operations and affect the comparability of the periods presented. Such items may include certain product remediation costs, certain legal matters, certain investment gains and losses, certain asset impairment charges and certain pension settlement costs. The amount in 2025 reflects charges of $98 million to Cost of products sold to adjust the estimate of future product remediation costs, a charge of $30 million to Research and development expense related to a non-cash asset impairment charge in the Life Sciences segment, charges of $297 million to Other operating expense, net, related to product liability and certain other legal matters and charges of $38 million to Other expense, net, related to pension settlement costs.
2. 2025 Adjusted currency-neutral revenues (in billions)

Reported Revenues from Continuing Operations	$21.84
Adjustment for unbudgeted foreign currency translation	(0.08)
Adjusted currency-neutral Revenues from Continuing Operations used for PIP	$21.76

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Appendix A. Reconciliation of non-GAAP financial measures
3. 2025 Operating margin percentage (in millions)

Reported operating income	$2,579
Adjusted for:
Purchase accounting (1)	1,902
Integration costs (2)	127
Restructuring costs (2)	275
Transaction costs (3)	6
Separation-related items (4)	97
Product, litigation and other items (5)	495
Agreement services due to the Embecta spin-off (6)	(12)
Adjustments for unbudgeted foreign currency translation	(22)
Adjusted operating income	$5,446

Operating Margin as % of sales (reported) ($2,579 / $21,840)	11.8%
Adjusted currency-neutral Operating Margin as a % of sales used for PIP ($5,446 / $21,760)	25.0%
(1)Includes amortization and other adjustments related to the purchase accounting for acquisitions.
(2)Represents costs associated with integration and restructuring activities.
(3)Represents transaction costs incurred in connection with the acquisition of Advanced Patient Monitoring.
(4)Represents costs recorded to Other operating expense (income), net incurred in connection with the proposed combination of BD’s Biosciences and Diagnostic Solutions business with Waters Corporation.
(5)Includes certain (income) expense items which are not part of ordinary operations and affect the comparability of the periods presented. Such items may include certain product remediation costs, certain legal matters, certain investment gains and losses, certain asset impairment charges and certain pension settlement costs. The amount in 2025 reflects charges of $98 million to Cost of products sold to adjust the estimate of future product remediation costs, a charge of $30 million to Research and development expense related to a non-cash asset impairment charge in the Life Sciences segment, charges of $297 million to Other operating expense, net, related to product liability and certain other legal matters.
(6)In April 2022, the Company completed the spin-off of its Diabetes Care business as a separate publicly traded company named Embecta Corp. The Company and Embecta entered into certain service agreements to provide a framework for the relationship between the Company and Embecta after the spin-off.
4. 2025 Free cash flow conversion as a % of Adjusted net income (in millions)

Reported net cash provided by operating activities	$3,430
Capital expenditures	(760)
Free cash flow (reported)	$2,670

Reported net income	$1,678
Adjusted for:
Purchase accounting (1)	1,898
Integration costs (2)	127
Restructuring costs (2)	275
Transaction costs (3)	6
Separation-related items (4)	97
Product, litigation and other items (5)	548
Income tax benefit of adjustments	(473)
Adjusted net income	$4,155

Free cash flow conversion as a % of Adjusted net income used for PIP ($2,670 / $4,155)	64%
(1)Includes amortization and other adjustments related to the purchase accounting for acquisitions.
(2)Represents costs associated with integration and restructuring activities.
(3)Represents transaction costs incurred in connection with the acquisition of Advanced Patient Monitoring.
(4)Represents costs recorded to Other operating expense (income), net incurred in connection with the proposed combination of BD’s Biosciences and Diagnostic Solutions business with Waters Corporation.
(5)Includes certain (income) expense items which are not part of ordinary operations and affect the comparability of the periods presented. Such items may include certain product remediation costs, certain legal matters, certain investment gains and losses, certain asset impairment charges and certain pension settlement costs. The amount in 2025 reflects charges of $98 million to Cost of products sold to adjust the estimate of future product remediation costs, a charge of $30 million to Research and development expense related to a non-cash asset impairment charge in the Life Sciences segment, charges of $297 million to Other operating expense, net, related to product liability and certain other legal matters and charges of $38 million to Other expense, net, related to pension settlement charges.

A-2

Appendix A. Reconciliation of non-GAAP financial measures
Payout of 2022-2024 Adjusted performance units
1. Three-year average ROIC (in millions)

	2024	2023	2022
Reported Net income from continuing operations	$1,726	$1,530	$1,635
Adjusted for:
Depreciation, amortization and other, net of an adjustment related to the acquisition of Advanced Patient Monitoring	2,238	2,272	2,229
Interest expense	528	452	398
Income taxes	307	132	148
Share-based compensation	247	259	233
Integration costs (pre-tax) (1)	23	67	68
Restructuring costs (pre-tax) (1)	387	239	123
Transaction costs (pre-tax) (2)	48	—	—
Separation-related items (pre-tax) (3)	13	14	20
Transaction (gain)/loss, product and other litigation-related matters (pre-tax)	—	—	174
European regulatory initiative-related costs (pre-tax) (4)	104	139	146
Product, litigation and other items (pre-tax) (5)	318	554	—
Investment (gain)/loss and asset impairments (pre-tax)	—	—	94
Impact of debt extinguishment (pre-tax)	—	—	24
Adjustments for acquisitions and divestitures	(10)	(101)	(4)
Adjusted EBITDA	$5,924	$5,559	$5,293
Reported Total assets	$57,286	$52,780	$52,934
Average total assets (6)	55,033	52,857	53,245
Non-interest bearing current liabilities (7)	6,777	5,500	5,632
Average non-interest bearing current liabilities (8)	6,139	5,566	4,989
Average net assets (9)	$48,895	$47,291	$48,256
Adjusted for:
Adjustments to assets related to acquisitions and/or impairments	$(3,261)	$(366)	$(100)
Average adjustment to assets related to acquisitions and/or impairments (10)	(1,814)	(233)	(50)
Adjustments to current liabilities related to acquisitions	(658)	(61)	(107)
Average adjustments to current liabilities related to acquisitions (11)	(360)	(84)	(54)
Adjusted average net assets (12)	$47,441	$47,142	$48,259
GAAP ROIC (13)	3.5%	3.2%	3.4%
Three Year Average GAAP ROIC (14)	3.4%
Adjusted ROIC (15)	12.5%	11.8%	11.0%
Three Year Average Adjusted ROIC (16)	11.7%
(1)Represents costs associated with integration and restructuring activities in all periods, as well as costs associated with simplification and cost-saving initiatives during 2023 and 2022.
(2)Represents transaction costs incurred in connection with the acquisition of Advanced Patient Monitoring during 2024. The transaction costs are recorded to Integration, restructuring and transaction expense.
(3)Represents costs recorded to Other operating expense, net in all periods incurred in connection with the separation of BD's former Diabetes Care business.
(4)Represents costs incurred in all periods to develop processes and systems to establish initial compliance with the European Union Medical Device Regulation and the European Union In Vitro Diagnostic Medical Device Regulation, which represent a significant, unusual change to the existing regulatory framework. We consider these costs to be duplicative of previously incurred costs and/or one-off costs, which are limited to a specific period of time. These expenses, which are recorded in Cost of products sold and Research and development expense, include the cost of labor, other services and consulting (in particular, research and development and clinical trials) and supplies, travel and other miscellaneous costs.
(5)Includes certain (income) expense items which are not part of ordinary operations and affect the comparability of the periods presented. Such items may include certain product remediation costs, certain legal matters, certain investment gains and losses, certain asset impairment charges and certain pension settlement costs. The amount for 2024 reflects the recognition of accruals as an impact to Revenues relating to the Italian government medical device pay back legislation, as well as another legal matter, and which substantially relate to years prior to 2024 and charges of $38 million to Cost of products sold to record or adjust future costs for product remediation efforts. The amount for 2024 also reflects charges to Other operating expense, net, related to product liability and certain other legal matters, including a charge to accrue an estimated liability for the SEC investigation with respect to, among other things, certain reporting issues involving BD Alaris™ infusion pumps included in SEC disclosures prior to 2021.

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Appendix A. Reconciliation of non-GAAP financial measures
The amount for 2023 includes a charge of $653 million to adjust the estimate of future product remediation costs to Cost of products sold and a charge of $57 million related to pension settlement costs to Other expense, net. The amount for 2023 also includes a gain of $268 million related to the sale of BD’s Surgical Instrumentation platform recorded to Other operating (income) expense, net.
The amount for 2022 includes charges of $72 million to adjust the estimate of future product remediation costs and $54 million related to a noncash asset impairment to Cost of product sold and charges of $73 million related to pension settlement costs recorded to Other expense, net.
(6)Average total assets is equal to the sum of Total assets at the beginning and end of each relevant period divided by 2.
(7)Non-interest bearing current liabilities is equal to Total current liabilities less Current debt obligations.
(8)Average non-interest bearing current liabilities is equal to the sum of Non-interest bearing current liabilities at the beginning and end of each relevant period divided by 2.
(9)Average net assets is equal to Average total assets less Average non-interest bearing current liabilities.
(10)Average adjustments to assets related to impairment and/or acquisitions is equal to the sum of adjustments at the beginning and end of each relevant period divided by 2.
(11)Average adjustments to current liabilities related to acquisitions is equal to the sum of adjustments at the beginning and end of each relevant period divided by 2.
(12)Adjusted average net assets is equal to Average net assets less Average adjustment to assets related to impairment and/or acquisitions plus Average adjustments to current liabilities related to acquisitions.
(13)GAAP ROIC is equal to Net income from continuing operations divided by Average net assets.
(14)Three Year Average GAAP ROIC is equal to the average of the GAAP ROIC from the three previous years.
(15)Adjusted ROIC means Adjusted EBITDA divided by Adjusted average net assets.
(16)Three Year Average Adjusted ROIC is equal to the average of the Adjusted ROIC from the three previous years.
2. Three-year average Revenue growth (in millions)

2024				D=(A-B)/B	E=(A-B-C)/B
	A	B	C	% Change
	2024	2023	FX Impact	Reported	FXN
Reported Total revenues	$20,178	$19,372	$(14)	4.2%	4.2%
Reduction for government legislative and legal matters (1)	67	—	—	NM	NM
Inorganic revenue adjustment (2)	(74)	(140)	—	(46.9)	(46.9)
PSU Revenues	$20,245	$19,232	$(14)	5.3%	5.3%

2023				D=(A-B)/B	E=(A-B-C)/B
	A	B	C	% Change
	2023	2022	FX Impact	Reported	FXN
Reported Total revenues	$19,372	$1,887	$(349)	2.7%	4.5%
Adjustment for divestiture (3)	32.5	—	—	—	—
Adjustment for inorganic acquisition (3)	(59.1)	—	—	(46.9)	(46.9)
PSU Revenues	$19,345	$19,131	$(349)	2.5%	4.4%

2022				D=(A-B)/B	E=(A-B-C)/B
	A	B	C	% Change
	2022	2021	FX Impact	Reported	FXN
Reported Total revenues	$18,870	$19,131	$(432)	(1.4%)	0.9%
PSU Revenues	$18,870	$19,131	$(432)	(1.4%)	0.9%
Three-year average annual total GAAP revenue growth (reported) (4)	1.8%
Three-year average annual PSU Revenue growth (5)	3.5%
“NM” denotes that the percentage change is not meaningful.
(1) Represents the recognition of accruals relating to the Italian government medical device pay back legislation, as well as anther legal matter, which substantially relate to fiscal years prior to 2024.
(2) Inorganic revenue adjustment is defined as the amount of incremental revenue attributable to acquisitions and the revenue decline attributable to divestitures during the first 12 months post-acquisition/divestiture. Acquisitions include Advanced Patient Monitoring in the Medical Segment. Divestitures include the sale of the Surgical Instrumentation platform in the Interventional Segment.
(3) Inorganic revenue adjustment is defined as the amount of incremental revenue attributable to acquisitions and the revenue decline attributable to divestitures during the first 12 months post-acquisition/divestiture.
(4) Three-year average annual GAAP revenue growth is equal to the average of the three previous years reported Total revenues growth.
(5) Three-year average annual PSU Revenue growth is equal to the average of the three previous years FXN PSU Revenues growth.

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Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan
As amended and restated as of ~~July 22, 2025~~ January 27, 2026
Section 1. Purpose.
The purpose of the Becton, Dickinson and Company 2004 Employee and Director Equity-Based Compensation Plan is to provide an incentive to employees of the Company and its subsidiaries to achieve long-range goals, to aid in attracting and retaining employees and directors of outstanding ability and to closely align their interests with those of shareholders.
Section 2. Definition.
As used in the Plan, the following terms shall have the meanings set forth below:
(a)“Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.
(b)“Award” shall mean any Option, Stock Appreciation Right, award of Restricted Stock, Restricted Stock Unit, Performance Unit or Other Stock-Based Award granted under the Plan.
(c)“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.
(d)“Board” shall mean the board of directors of the Company.
(e)“Cause” shall mean (i) the repeated failure of a Participant to perform substantially the Participant’s duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness), (ii) a Participant’s material violation of any Company policy pertaining to harassment, discrimination, ethics, dishonesty, or theft, (iii) the Participant engages in illegal conduct or willful misconduct that is materially and demonstrably injurious to the Company, or (iv) a Participant manages a subordinate who engages in the acts specified in clauses (i), (ii) or (iii) above and the Participant knew, or should have known in the exercise of reasonable care, about the subordinate’s conduct and failed to take immediate action to prevent, remediate, and report such conduct. No act, or failure to act, on the part of the Participant shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without the reasonable belief that the Participant’s action or omission was in the best interest of the Company.
(f)“Change in Control” means
(i)the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(f), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, (iv) any acquisition by any corporation pursuant to a transaction that complies with Section 2(f)(iii)(A), Section 2(f)(iii)(B) and Section 2(f)(iii)(C), or (v) any acquisition that the Board determines, in good faith, was inadvertent, if the acquiring Person divests as promptly as practicable a sufficient amount of the Outstanding Company Common Stock and/or the Outstanding Company Voting Securities, as applicable, to reverse such acquisition of 25% or more thereof;

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Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan
(ii)individuals who, as of the day after the effective time of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such time whose election, or nomination for election as a director by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consent by or on behalf of a Person other than the Board;
(iii)consummation of a reorganization, merger, consolidation or sale or other disposition of all or subsequently all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(iv)approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
(g)“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
(h)“Committee” shall mean the Compensation and Human Capital Committee of the Board or such other committee as may be designated by the Board.
(i)“Company” shall mean Becton, Dickinson and Company.
(j)“Disability” shall mean a Participant’s disability as determined in accordance with a disability insurance program maintained by the Company.
(k)“409A Disability” shall mean a Disability that qualifies as a total disability as defined below and determined in a manner consistent with Code Section 409A and the regulations thereunder:
The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
A Participant will be deemed to have suffered a 409A Disability if determined to be totally disabled by the Social Security Administration. In addition, the Participant will be deemed to have suffered a 409A Disability if determined to be disabled in accordance with a disability insurance program maintained by the Company, provided that the definition of disability applied under such disability insurance program complies with the requirements of Code Section 409A and the regulations thereunder.
(l)“Earnings Per Share” shall mean earnings per share calculated in accordance with U.S. Generally Accepted Accounting Principles.
(m)“Executive Group” shall mean every person who is expected by the Committee to be both (i) a “covered employee” as defined in Section 162(m) of the Code as of the end of the taxable year in which payment of the Award may be deducted by the Company, and (ii) the recipient of compensation of more than $1,000,000 for that taxable year.

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Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan
(n)“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities) the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
(o)“Incentive Stock Option” shall mean an option representing the right to purchase Shares from the Company, granted under and in accordance with the terms of Section 6, that meets the requirements of Section 422 of the Code, or any successor provision thereto.
(p)“Market Share” shall mean the percent of sales of the total available market in an industry, product line or product attained by the Company or one of its business units during a time period.
(q)“Net Income” shall mean net income calculated in accordance with U.S. Generally Accepted Accounting Principles.
(r)“Net Revenue Per Employee” in a period shall mean net revenue divided by the average number of employees of the Company, with average defined as the sum of the number of employees at the beginning and ending of the period divided by two.
(s)“Non-Qualified Stock Option” shall mean an option representing the right to purchase Shares from the Company, granted under and in accordance with the terms of Section 6, that is not an Incentive Stock Option.
(t)“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
(u)“Other Stock-Based Award” shall mean any right granted under Section 9.
(v)“Participant” shall mean an individual granted an Award under the Plan.
(w)“Performance Unit” shall mean any right granted under Section 8.
(x)“Restrictive Covenants” shall mean the restrictive covenants set forth in any written agreement, contract or other instrument, which may, but need not, include the Participant’s Award Agreement, pursuant to which such restrictive covenants apply to an Award under the Plan.
(y)“Restricted Stock” shall mean any Share granted under Section 7.
(z)“Restricted Stock Unit” shall mean a contractual right granted under Section 7 that is denominated in Shares. Each Unit represents a right to receive the value of one Share (or a percentage of such value, which percentage may be higher than 100%) upon the terms and conditions set forth in the Plan and the applicable Award Agreement. Awards of Restricted Stock Units may include, without limitation, the right to receive dividend equivalents.
(aa)“Retirement” shall mean a Separation from Service after attainment of retirement as specified in the applicable terms of an Award.
(ab)“Return on Common Equity” for a period shall mean net income less preferred stock dividends divided by total shareholders’ equity, less amounts, if any, attributable to preferred stock.
(ac)“Return on Invested Capital” for a period shall mean earnings before interest, taxes, depreciation and amortization divided by the difference of total assets less non-interest bearing current liabilities.
(ad)“Return on Net Assets” for a period shall mean net income less preferred stock dividends divided by the difference of average total assets less average non-debt liabilities, with average defined as the sum of assets or liabilities at the beginning and ending of the period divided by two.
(ae)“Revenue Growth” shall mean the percentage change in revenue (as defined in Statement of Financial Accounting Concepts No. 6, published by the Financial Accounting Standards Board) from one period to another.
(af)“Plan” shall mean this Becton, Dickinson and Company 2004 Employee and Director Equity-Based Compensation Plan.
(ag)“Separation from Service” shall mean a termination of employment or other separation from service from the Company, as described in Code Section 409A and the regulations thereunder, including, but not limited to a termination by reason of Retirement or involuntary termination without Cause, but excluding any such termination where there is a simultaneous re- employment by the Company.
(ah)“Shares” shall mean shares of the common stock of the Company, $1.00 par value.
(ai)“Specified Employee” shall mean a Participant who is deemed to be a specified employee in accordance with procedures adopted by the Company that reflect the requirements of Code Section 409A(2)(B)(i) and the guidance thereunder.

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Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan
(aj)“Stock Appreciation Right” shall mean a right to receive a payment, in cash and/or Shares, as determined by the Committee, equal in value to the excess of the Fair Market Value of a Share at the time the Stock Appreciation Right is exercised over the exercise price of the Stock Appreciation Right.
(ak)“Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.
(al)“Total Shareholder Return” shall mean the sum of the appreciation in the Company’s stock price and dividends paid on the common stock of the Company over a given period of time.
Section 3. Eligibility.
(a)Any individual who is employed by (including any officer), or who serves as a member of the board of directors of, the Company or any Affiliate shall be eligible to be selected to receive an Award under the Plan.
(b)An individual who has agreed to accept employment by the Company or an Affiliate shall be deemed to be eligible for Awards hereunder as of the date of such agreement.
(c)Holders of options and other types of Awards granted by a company acquired by the Company or with which the Company combines are eligible for grant of Substitute Awards hereunder.
(d)Notwithstanding the foregoing subsections (a) and (b), an individual who is employed in the United States (including, for the avoidance of doubt, in Puerto Rico) and who is in Job Group 5 or above, shall not be eligible to receive an Award (other than a Substitute Award) under the Plan unless such individual has accepted the terms of and executed the Company’s form of restrictive covenant agreement.
Section 4. Administration.
(a)The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of not less than three directors, each of whom shall be independent, within the meaning of and to the extent required by applicable rulings and interpretations of the New York Stock Exchange and the Securities and Exchange Commission, and each of whom shall be a “Non-Employee Director”, as defined from time to time for purposes of Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. The Committee may issue rules and regulations for administration of the Plan. It shall meet at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum.
(b)Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) determine whether and to what extent Awards should comply or continue to comply with any requirement of statute or regulation; (x) determine whether the conditions to forfeit an Award have been met; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding the foregoing, the Plan will be interpreted and administered by the Committee in a manner that is consistent with the requirements of Code Section 409A to allow for tax deferral thereunder, and the Committee shall take no action hereunder that would result in a violation of Code Section 409A.
(c)All decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, the stockholders and the Participants.

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Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan
Section 5. Shares Available For Awards.
(a)The number of Shares available for issuance under the Plan is ~~51,700,000~~ 55,635,000 shares, subject to adjustment as provided below. Notwithstanding the foregoing and subject to adjustment as provided in Section 5(e), (i) no Participant may receive Options and Stock Appreciation Rights under the Plan in any calendar year that relate to more than 250,000 Shares, (ii) the maximum number of Shares with respect to which unrestricted Awards (either as to vesting, performance or otherwise) may be made to employees under the Plan is 450,000 Shares, and (iii) the maximum number of Shares that may be issued with respect to any Awards granted on or after February 2, 2010 that are not Awards of Options or Stock Appreciation Rights shall be ~~17,540,000~~ 21,475,000.
(b)If, after the effective date of the Plan, any Shares covered by an Award other than a Substitute Award, or to which such an Award relates, are forfeited, or if such an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, to the extent of any such forfeiture or termination, shall again be, or shall become, available for issuance under the Plan, except as otherwise provided in Section 5(g).
(c)In the event that any Option or other Award granted hereunder (other than a Substitute Award) is exercised through the delivery of Shares, or in the event that withholding tax liabilities arising from such Option or Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Notwithstanding the foregoing, this Section 5(c) will not apply to any such surrender or withholding of Shares occurring on or after November 21, 2006.
(d)Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.
(e)In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is required in order to preserve the value of issued and outstanding Awards and to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, including the aggregate and individual limits specified in Section 5(a), (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(f)Shares underlying Substitute Awards shall not reduce the number of Shares remaining available for issuance under the Plan.
(g)Upon the exercise of any Stock Appreciation Rights, the greater of (i) the number of shares subject to the Stock Appreciation Rights so exercised, and (ii) the number of Shares, if any, that are issued in connection with such exercise, shall be deducted from the number of Shares available for issuance under the Plan.
Section 6. Options and Stock Appreciation Rights.
The Committee is hereby authorized to grant Options and Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a)The exercise price per Share under an Option or Stock Appreciation Right shall be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right. The exercise price of a Substitute Award may be less than the Fair Market Value of a Share on the date of grant to the extent necessary for the value of Substitute Award to be substantially equivalent to the value of the award with respect to which the Substitute Award is issued, as determined by the Committee.
(b)The term of each Option and Stock Appreciation Right shall be fixed by the Committee but shall not exceed 10 years from the date of grant thereof.

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Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan
(c)The Committee shall determine the time or times at which an Option or Stock Appreciation Right may be exercised in whole or in part, and, with respect to Options, the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.
(d)The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.
(e)Section 10 sets forth certain additional provisions that shall apply to Options and Stock Appreciation Rights.
Section 7. Restricted Stock And Restricted Stock Units.
(a)The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.
(b)Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate; provided, that if the vesting conditions applicable to an Award of Restricted Stock or Restricted Stock Units to an employee of the Company relate exclusively to the passage of time and continued employment, such time period shall consist of not less than thirty-six (36) months. In the event the vesting of any Award of Restricted Stock is subject to the achievement of performance goals, the performance period relating to such Award shall be at least twelve (12) months. Any Award of Restricted Stock Units for which vesting is conditioned upon the achievement of performance goals shall be considered an award of Performance Units under Section 8.
(c)Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
(d)Notwithstanding anything contained herein to the contrary and except as otherwise provided by the Committee at the time a Restricted Stock award is granted or in any amendment thereto, upon a Participant’s (i) Separation from Service on account of Retirement, death or Disability, any and all remaining restrictions with respect to an award of Restricted Stock granted to the Participant shall lapse, and the Participant shall receive all of the Shares of Restricted Stock subject to the award, and (ii) voluntary termination, involuntary termination without Cause or involuntary termination with Cause, all Shares of Restricted Stock held by the Participant shall be forfeited as of the date of termination.
(e)Notwithstanding anything contained herein to the contrary and except as otherwise provided by the Committee at the time a Restricted Stock Unit award is granted or in any amendment thereto, upon a Participant’s:
(i)Separation from Service on account of Retirement or Disability, any and all remaining restrictions with respect to Restricted Stock Units granted to the Participant shall lapse and the Participant shall receive any amounts otherwise payable with respect to such Restricted Stock Units as soon as administratively practicable thereafter (or at such later distribution date as may be set by the Committee at the time of the Award or in any amendment thereto), except that, for amounts subject to Code Section 409A, in the case of a Participant who is a Specified Employee, the payment of such amounts that are made on account of the Specified Employee’s Separation from Service shall not be made prior to the earlier of (A) the first day of the seventh month following the Participant’s Separation from Service (without regard to whether the Participant is reemployed on that date) or (B) death;
(ii)Separation from Service on account of involuntary termination without Cause, all Restricted Stock Units held by the Participant shall be forfeited as of the date of termination; provided, that the Committee may, in its discretion, authorize the payment to the Participant of all amounts payable with respect to such Restricted Stock Units in the case of financial hardship on the part

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Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan of the Participant or in connection with a reduction-in-force. Notwithstanding the foregoing, for amounts subject to Code Section 409A, in the case of a Participant who is a Specified Employee, the payment of any amounts that are made on account of the Specified Employee’s Separation from Service shall not be made prior to the earlier of (A) the first day of the seventh month following the Participant’s Separation from Service (without regard to whether the Participant is reemployed on that date) or (B) death;
(iii)death, any and all remaining restrictions with respect to Restricted Stock Units granted to the Participant shall lapse and the Participant’s beneficiary shall receive any amounts otherwise payable with respect to such Restricted Stock Units as soon as administratively practicable thereafter; and
(iv)voluntary termination or involuntary termination with Cause, all Restricted Stock Units held by the Participant shall be forfeited as of the date of termination.
Section 8. Performance Units.
(a)The Committee is hereby authorized to grant Performance Units to Participants.
(b)Subject to the terms of the Plan, a Performance Unit granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Unit, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Unit granted and the amount of any payment or transfer to be made pursuant to any Performance Unit shall be determined by the Committee; provided, that the performance period relating to any Award of Performance Units shall be at least twelve (12) months.
(c)Notwithstanding anything contained herein to the contrary and except as otherwise provided by the Committee at the time a Performance Unit Award is granted or in any amendment thereto, upon a Participant’s:
(i)Separation from Service on account of Retirement or involuntary termination without Cause prior to the expiration of any performance period applicable to a Performance Unit granted to the Participant, the Participant shall be entitled to receive, following the expiration of such performance period, a pro-rata portion of any amounts otherwise payable with respect to, or a pro-rata right to exercise, the Performance Unit;
(ii)death or 409A Disability prior to the expiration of any performance period applicable to a Performance Unit granted to the Participant, the Participant or the Participant’s beneficiary shall receive upon such event a partial payment with respect to, or a partial right to exercise, such Performance Unit as determined by the Committee in its discretion;
(iii)Separation from Service on account of Disability (other than a 409A Disability) prior to the expiration for any performance period applicable to a Performance Unit granted to the Participant, the Participant shall be entitled to receive, following the expiration of such performance period, a partial payment with respect to, or a partial right to exercise, such Performance Unit as determined by the Committee in its discretion; and
(iv)voluntary termination or involuntary termination with Cause, all Performance Units held by the Participant shall be canceled as of the date of termination.
Section 9. Other Stock-Based Awards.
The Committee is hereby authorized to grant to Participants such other Awards (including, without limitation, rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Committee to be consistent with the purposes of the Plan (provided that no rights to dividends and dividend equivalents shall be granted in tandem with an Award of Options or Stock Appreciation Rights). Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards; provided, that (i) if the vesting conditions applicable to any such Award to an employee relate exclusively to the passage of time and continued employment, such time period shall consist of not less than thirty-six (36) months, (ii) if the vesting of the award is

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Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan contingent upon the achievement of any performance goals over a performance period, the performance period relating to such Award shall be at least twelve (12) months. Shares or other securities delivered pursuant to a purchase right granted under this Section 9 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall, except in the case of Substitute Awards, not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted. To the extent that any Other Stock-Based Awards granted by the Committee are subject to Code Section 409A as nonqualified deferred compensation, such Other Stock-Based Awards shall be subject to terms and conditions that comply with the requirements of Code Section 409A to avoid adverse tax consequences under Code Section 409A.
Section 10. Effect of Termination on Certain Awards.
Except as otherwise provided by the Committee at the time an Option or Stock Appreciation Right is granted or in any amendment thereto, if a Participant ceases to be employed by, or serve as a non-employee director of, the Company or any Affiliate, then:
(a)if termination is for Cause, all Options and Stock Appreciation Rights held by the Participant that had been granted to the Participant at any time within the fiscal year in which the termination occurs and the immediately two preceding fiscal years shall be canceled as of the date of termination;
(b)if termination is voluntary or involuntary without Cause, the Participant may exercise each Option or Stock Appreciation Right held by the Participant within three months after such termination (but not after the expiration date of such Award) to the extent such Award was exercisable pursuant to its terms at the date of termination; provided, however, if the Participant should die within three months after such termination, each Option or Stock Appreciation Right held by the Participant may be exercised by the Participant’s estate, or by any person who acquires the right to exercise by reason of the Participant’s death, at any time within a period of one year after death (but not after the expiration date of the Award) to the extent such Award was exercisable pursuant to its terms at the date of termination;
(c)if termination is (i) by reason of Retirement (or alternatively, in the case of a non- employee director, at a time when the Participant has served for five full years or more and has attained the age of sixty), or (ii) by reason of a Disability, each Option or Stock Appreciation Right held by the Participant shall, at the date or Retirement or Disability, become exercisable to the extent of the total number of shares subject to the Option or Stock Appreciation Right, irrespective of the extent to which such Award would otherwise have been exercisable pursuant to the terms of the Award at the date of Retirement or Disability, and shall otherwise remain in full force and effect in accordance with its terms;
(d)if termination is by reason of the death of the Participant, each Option or Stock Appreciation Right held by the Participant may be exercised by the Participant’s estate, or by any person who acquires the right to exercise such Award by reason of the Participant’s death, to the extent of the total number of shares subject to the Award, irrespective of the extent to which such Award would have otherwise been exercisable pursuant to the terms of the Award at the date of death, and such Award shall otherwise remain in full force and effect in accordance with its terms.
Section 11. General Provisions Applicable To Awards.
(a)Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.
(b)Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(c)Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the

B-8

Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments. Notwithstanding the foregoing, in no event shall the Company extend any loan to any Participant in connection with the exercise of an Award; provided, however, that nothing contained herein shall prohibit the Company from maintaining or establishing any broker-assisted cashless exercise program.
(d)Unless the Committee shall otherwise determine, no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution. In no event may an Award be transferred by a Participant for value. Each Award, and each right under any Award, shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. The provisions of this paragraph shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.
(e)The Plan and any Award granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey, without regard to any contrary conflict of laws. Any legal proceeding arising out of or relating to the Plan and any Award granted hereunder will be brought exclusively in any state or federal court of competent jurisdiction located within the State of New Jersey and will not be commenced or maintained in any other court.
(f)All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(g)Every Award (other than an Option or Stock Appreciation Right) to a member of the Executive Group shall, if the Committee intends that such Award should constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code, include a pre- established formula, such that payment, retention or vesting of the Award is subject to the achievement during a performance period or periods, as determined by the Committee, of a level or levels, as determined by the Committee, of one or more of the following performance measures: (i) Return on Net Assets, (ii) Revenue Growth, (iii) Return on Common Equity, (iv) Total Shareholder Return, (v) Earnings Per Share, (vi) Net Revenue Per Employee (vii) Market Share, (viii) Return on Invested Capital, or (ix) Net Income. For any Award subject to any such pre- established formula, no more than 150,000 Shares can be paid in satisfaction of such Award to any Participant, subject to adjustment as provided in Section 5(e). Notwithstanding any provision of this Plan to the contrary, the Committee shall not be authorized to increase the amount payable under any Award to which this Section 11(f) applies upon attainment of such pre-established formula.
(h)Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control:
(i)All outstanding Awards granted prior to January 1, 2015 shall become fully vested and exercisable, all performance targets applicable to such Awards, if any, shall be deemed to have been met at target performance, and any restrictions applicable to such Awards shall automatically lapse.
(ii)All outstanding Awards granted on or after January 1, 2015 shall become fully vested and exercisable, all performance targets applicable to such Awards, if any, shall be deemed to have been met at target performance, and any restrictions applicable to such Awards shall automatically lapse, except to the extent such Awards are (1) assumed by the successor corporation (or an affiliate thereof) or continued, or (2) replaced with an equity award that preserves the existing value of the Award at the time of the Change in Control on terms that are no less favorable to the Participant than those applicable to the Award (in each case in clauses (1) and (2), a “Continuing Award”), in which event such Continuing Awards shall remain outstanding and be governed by their respective terms, subject to Section 11(g)(iii) below.
(iii)In the event a Participant holding a Continuing Award is involuntarily terminated without Cause or such Participant terminates employment with the Company for Good Reason (as defined below) within the two-year period commencing on the Change in Control, then, as of the date of such termination, the Continuing Award shall become fully vested and exercisable, all performance targets applicable to the Award, if any, shall be deemed to have been met at target performance, and any other restrictions applicable to any Award shall automatically lapse.

2026 Notice of Annual Meeting and Proxy Statement	B-9

Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan
(iv)For purposes of this Section 11(g), the following capitalized terms shall have the meanings provided below.
(A)    “Good Reason” means the occurrence (without the Participant’s express written consent) of (1) a reduction in the Participant’s base salary as in effect immediately prior to the Change in Control or as the same may be increased thereafter from time to time, or a reduction in the Participant’s annual performance incentive award opportunity or equity-based compensation that is not in good faith and consistent with past practices, or (2) any change in the location of the Participant’s principal place of employment as it existed immediately prior to the Change in Control to a location that is more than twenty-five (25) miles from such principal place of employment. No event described above shall constitute Good Reason unless the Participant gives written notice to the Company of the existence of the event within 90 days after the initial occurrence of such event and the Company has not remedied such within 30 days of receipt of such notice. Notwithstanding the foregoing, if a Participant is a party to a Change in Control Agreement (as defined below), “Good Reason” with respect to such Participant for purposes of this Plan shall have the meaning given to such term in the Change in Control Agreement.
(B)    “Change in Control Agreement” means an employment agreement or other agreement or plan between the Company and a Participant and approved by the Board or the Committee that provides for the continued employment of the Participant following a Change in Control and the payment of benefits upon termination of employment in connection with or following a Change in Control.
(v)Notwithstanding anything in this Section 11(g) to the contrary, any Awards that are otherwise subject to Code Section 409A shall not be distributed or payable upon a Change in Control unless the Change in Control otherwise meets the requirements for a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company within the meaning of Code Section 409A and the regulations and other guidance promulgated thereunder; instead such Awards shall be distributed or payable in accordance with the Award’s applicable terms.
(i)Non-employee Directors of the Company shall be entitled to defer the receipt of any Shares that may become issuable to them under any Award in accordance with the terms of the 1996 Directors’ Deferral Plan, as the same may be hereinafter amended, or any other plan that may be established by the Company that provides for the deferred receipt of such Shares.
(j)Employees of the Company shall be entitled to defer the receipt of any Shares that may become issuable to them under any Award in accordance with the terms of the Deferred Compensation and Retirement Benefit Restoration Plan, as the same may be hereinafter amended, or any other plan that may be established by the Company that provides for the deferred receipt of such Shares.
(k)Notwithstanding any provision of the Plan to the contrary (but subject to Sections (7)(d) and (e), 8(c), 10, and 11(h) of the Plan), no Award granted under the Plan shall become vested over a period of less than one year following the date the applicable Award is granted; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of up to 5% of the Shares reserved for issuance under Section 5(a)(ii) may be granted to any one or more Participants without respect to such minimum vesting provisions. Nothing in this Section 11(k) shall preclude the Committee from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Participant’s death, Disability, retirement, termination of service other than for Cause, or the consummation of a Change in Control.
(l)Notwithstanding any provision of the Plan to the contrary, any dividend or dividend equivalent otherwise payable in respect of any Award of Restricted Stock, Restricted Stock Unit, Performance Unit, or Other Stock-Based Award that remains subject to vesting conditions at the time of payment or accrual of such dividend or dividend equivalent shall be retained by the Company and remain subject to the same vesting conditions as the underlying Award to which the dividend relates, and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Award to which such dividends relate.
Section 12. Amendments and Termination.
(a)Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration,

B-10

Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan suspension, discontinuation or termination shall be made without (i) shareholder approval (A) if the effect thereof is to increase the number of Shares available for issuance under the Plan or to expand the class of persons eligible to participate in the Plan or (B) if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply or (ii) the consent of the affected Participant, if such action would adversely affect the rights of such Participant under any outstanding Award. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction outside the United States in a tax-efficient manner and in compliance with local rules and regulations. In all events, no termination or amendment shall be made in a manner that is inconsistent with the requirements under Code Section 409A to allow for tax deferral.
(b)The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award; provided, however, that no such action shall impair the rights of any affected Participant or holder or beneficiary under any Award theretofore granted under the Plan; and provided further that, except as provided in Section 5(e), no such action shall reduce the exercise price, grant price or purchase price of any Award established at the time of grant thereof; and provided further, that the Committee’s authority under this Section 12(b) is limited in the case of Awards subject to Section 11(f), as set forth in Section 11(f); and provided further, that the Committee may not act under this Section 12(b) in a way that is inconsistent with the requirements under Code Section 409A to allow for tax deferral. In no event shall an outstanding Option or Stock Appreciation Right for which the exercise price is less than the Fair Market Value of a Share be cancelled in exchange for cash or, except as provided in Section 5(e), replaced with a new Option or Stock Appreciation Right with a lower exercise price, without approval of the Company’s shareholders.
(c)Except as noted in Section 11(f), the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including, without limitation, the events described in Section 5(e)) affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(d)Any provision of the Plan or any Award Agreement to the contrary notwithstanding, in connection with a Business Combination, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.
(e)The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect or to otherwise comply with the requirements of Code Section 409A so as to avoid adverse tax consequences under Code Section 409A.
Section 13. Confidentiality, Non-Solicitation and Non-Compete.
By accepting an Award under the Plan, a Participant agrees, understands, and acknowledges that the Participant shall be bound by, and shall abide by the Restrictive Covenants. In the event that a Participant breaches any applicable Restrictive Covenant, the Company may claw back or recoup any vested and unvested Awards granted under the Plan to such Participant (including any amounts or benefits arising from such Award) in accordance with Section 14.
Section 14. Clawback Policies; Recoupment
Notwithstanding any other provision of the Plan to the contrary, any Award granted under the Plan (including any amounts or benefits arising from such Award) shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of the Company’s Policy Regarding the Mandatory Recovery of Compensation and the Company’s Policy Regarding the Discretionary Recovery of Compensation, each as the same may be amended from time to time, or any similar policy or policies established by the Company that may apply to the Participant (referred to collectively as the “Policies”). By accepting an Award under the Plan, a Participant agrees and consents to the Company’s application, implementation and enforcement of (i) the Policies and (ii) any provision of

2026 Notice of Annual Meeting and Proxy Statement	B-11

Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate the Policies or applicable law without further consent or action being required by the Participant. The Company’s rights under the Policies shall be in addition to, and not in substitution of, the Company’s rights under the Plan or otherwise and, in all events, the terms of the Policies shall prevail to the extent that the terms of the Policies conflict with the Plan or any other plan, program, agreement or arrangement.
Section 15. Miscellaneous.
(a)No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.
(b)The Committee may delegate to one or more officers or managers of the Company, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend or terminate Awards held by, employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. The Committee may delegate to one or more officers or managers of the Company, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, authority to carry out a specified part or parts of its administrative responsibilities or ministerial functions in connection with the Plan, including but not limited to determining whether the conditions to forfeit an Award have been met and whether any Restrictive Covenant has been breached and any remedy for such breach. Any delegation of authority may be removed by the Committee at any time with or without cause. Notwithstanding the foregoing, (1) any delegation to management with respect to the Plan shall conform with the requirements of the corporate law of New Jersey and with the requirements, if any, of the New York Stock Exchange, in either case as in effect from time to time, (2) interpretations or determinations with respect to an executive officer’s rights under an Award or the Plan shall be made by the Committee, and (3) if any action or direction of any person to whom authority hereunder has been delegated conflicts with an action or direction of the Committee, then the authority of the Committee shall supersede that of the delegate with respect to such action or direction. Any action taken by a person under an authorized delegation of authority in compliance with this Section 15.2(b) shall have the same force and effect as if taken directly by the Committee.
(c)The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action (including, without limitation, providing for elective payment of such amounts in cash, Shares, other securities, other Awards or other property by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.
(d)Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.
(e)The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in such Award.
(f)If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
(g)Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the

B-12

Appendix B. Becton, Dickinson and Company 2004 employee and director equity-based compensation plan extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(h)No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
Section 16. Effective Date of Plan.
The Plan shall be effective as of the date of its approval by the stockholders of the Company.
Section 17. Term of the Plan.
No Award shall be granted under the Plan after January 25, 2033. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

2026 Notice of Annual Meeting and Proxy Statement	B-13

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Voting instructions submitted by GSIP Participants must be received by 11:59 p.m. EST, on January 21, 2026. Voting instructions submitted by all other BD participants must be received by 11:59 p.m. EST, on January 22, 2026. All proxies submitted by record holders through the Internet or telephone must be received by 1:00 a.m. EST, on January 27, 2026.

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Annual Meeting Proxy/Voting Instruction Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - William M. Brown	☐	☐	☐
02 - Carrie L. Byington	☐	☐	☐
03 - R. Andrew Eckert	☐	☐	☐
04 - Claire M. Fraser	☐	☐	☐
05 - Gregory J. Hayes	☐	☐	☐
06 - Jeffrey W. Henderson	☐	☐	☐
07 - Robert L. Huffines	☐	☐	☐
08 - Christopher Jones	☐	☐	☐
09 - Thomas E. Polen	☐	☐	☐
10 - Timothy M. Ring	☐	☐	☐
11 - Bertram L. Scott	☐	☐	☐
12 - Joanne Waldstreicher	☐	☐	☐
13 - Jacqueline Wright	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian, or other representative capacity, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

047JIB

Becton, Dickinson and Company's Annual Meeting of Shareholders
Tuesday, January 27, 2026 at 1:00 p.m. EST
To access the virtual Annual Meeting of Shareholders, please visit https://meetnow.global/MFT7Y46

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Dear Shareholder/Plan Participant:

Becton, Dickinson and Company ("BD") encourages you to take advantage of convenient ways by which you can vote or direct the voting of your shares. You can vote your shares 24 hours a day, 7 days a week, using either a touch-tone telephone or through the Internet. Your telephone or Internet vote authorizes the proxies named on the below proxy/voting instruction card in the same manner as if you marked, signed, dated and returned the proxy/voting instruction card. If you choose to vote your shares by telephone or through the Internet, there is no need to mail back your proxy/voting instruction card. To vote your shares electronically, please have this voting form in hand and follow the instructions outlined on the reverse side.

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Proxy / Voting Instruction Card — BECTON, DICKINSON AND COMPANY

Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting on January 27, 2026

The undersigned hereby appoints Thomas E. Polen, Adam S. Rappaport, and Stephanie M. Kelly, and any of them, with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of the Company to be held at 1:00 p.m., EST on Tuesday, January 27, 2026, virtually via the Internet at https://meetnow.global/MFT7Y46, and any adjournment or postponement thereof, and to vote all shares of the common stock of the Company which the undersigned is entitled to vote upon each of the matters referred to in this proxy and, in their discretion, upon such other matters as may properly come before the meeting. This does not apply to shares held through Company plans, which are addressed below.

Shares represented by this proxy will be voted as directed by the shareholder. Where no choice is made on the reverse side of this form, the proxies will vote FOR all Director nominees; and FOR Proposals 2, 3 and 4.

For plan participants. This card constitutes voting instructions to the respective trustees for any shares of common stock allocated to the undersigned under the Company's 1996 Directors' Deferral Plan ("DDP"), the Company's Deferred Compensation and Retirement Benefit Restoration Plan ("Restoration Plan") and, when so provided, the Global Share Investment Program ("GSIP"), and also constitutes voting instructions to the respective trustees for a proportionate number of shares of common stock in the DDP, Restoration Plan and GSIP for which voting instructions are not received. To the extent the undersigned has shares of common stock allocated to an account under the 401(k) plan of the Company or of a subsidiary, the undersigned is considered a named fiduciary. As a named fiduciary, this card constitutes instructions to the 401(k) plan trustees as to how to vote those shares. Shares for which no voting instructions are received by the 401(k) plan trustees will be voted in the same proportion as those shares for which timely instructions have been received.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. If you do not vote by telephone or over the Internet, please sign, date and return this card using the enclosed envelope.

(Items to be voted on appear on reverse side.)

C **Non-Voting Items**

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Meeting Attendance
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